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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
To Be Held October 10, 2008

TO THE STOCKHOLDERS OF INTERNATIONAL RECTIFIER CORPORATION:

        Notice is hereby given that the 2007 annual meeting (the "Meeting") of the stockholders of International Rectifier Corporation (the "Company") will be held at the Marriott Hotel located at 1400 Parkview Avenue, Manhattan Beach, California on Friday, October 10, 2008, at 10:00 a.m. (California time) for the following purposes:

        1.    Election of Directors.    To elect three Class One directors, whose names appear below, nominated by the Board of Directors based upon the recommendation of the Corporate Governance and Nominating Committee, to hold office until the 2010 annual meeting of stockholders and their respective successors have been duly elected and qualified (or their earlier resignation or removal). The Board of Directors' nominees are Jack O. Vance, Thomas Lacey and Mary B. Cranston.

        2.    Ratification of the Appointment of Independent Registered Public Accounting Firm.    To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2008.

        3.    Stockholder Proposal.    If properly presented at the Meeting, to vote on a stockholder proposal to adopt a recoupment policy.

        We will also attend to any other business properly presented at the Meeting or any postponement or adjournment thereof. In that connection, on September 10, 2008, we received an unsolicited proposal from Vishay Intertechnology, Inc. ("Vishay") to acquire all of our outstanding shares of common stock, par value $1.00 per share ("Common Stock"), for $23.00 per share and stating an intention to commence a tender offer at that price. In connection with the Vishay proposal, we received notice (the "Vishay Annual Meeting Notice") from Vishay that it intends to nominate three of its designees for election to the Board of Directors at the Meeting and to bring before the Meeting the following additional proposals:

        4.     To amend our Bylaws to include a provision that purports to require that the 2008 annual meeting of stockholders of the Company be held no later than December 21, 2008;

        5.     To amend our Bylaws to provide that a stockholders meeting at which a quorum is present may not be adjourned without being approved by at least a majority of the shares present in person or represented by proxy at such meeting; and

        6.     To amend our Bylaws to repeal any amendments to our Bylaws made after February 29, 2008.

        Only persons who are stockholders of record at the close of business on September 19, 2008 (the "Stockholders") are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders will be open for examination by any stockholder during ordinary business hours at the Company's executive offices at 101 North Sepulveda Boulevard, El Segundo, California 90245.

        The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

        IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD AS PROMPTLY AS POSSIBLE, OR TO VOTE THE WHITE PROXY CARD, BY TELEPHONE OR BY THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

        On September 16, 2008, the Board of Directors announced that it reviewed Vishay's unsolicited proposal with the assistance of its financial and legal advisors and unanimously determined that Vishay's proposal to acquire all the outstanding shares of the Company's Common Stock for $23.00 per share in cash significantly undervalues the future prospects of the Company and is not in the best interest of the Company and its stockholders. You may receive proxy solicitation materials from Vishay, including an opposition proxy statement and proxy card. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY VISHAY. If you have previously returned a proxy card sent to you by Vishay, you can revoke it by returning your completed WHITE proxy card to the Company or by submitting your WHITE proxy card by telephone or through the Internet in the manner described in the accompanying Proxy Statement or by attending the Meeting and voting in person. Only the latest dated proxy you submit will be counted. We urge you to disregard any proxy card sent to you by Vishay or any person other than the Company.

        If you have any questions or require any assistance with voting your shares, please contact the Board's proxy solicitor:

D. F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005

1-888-605-1957 (toll-free), or
1-212-269-5550 (call collect)

By Order of the Board of Directors, INTERNATIONAL RECTIFIER CORPORATION

Timothy E. Bixler, Secretary

September 26, 2008
El Segundo, California

 PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 10, 2008

 QUESTIONS AND ANSWERS

1.
Q:    WHO IS SOLICITING MY VOTE?

A:
This proxy solicitation is being made by the Board of Directors (the "Board") of International Rectifier Corporation.

2.
Q:    WHEN WERE MATERIALS MAILED TO STOCKHOLDERS?

A:
We are sending this Proxy Statement and the proxies to our stockholders beginning on or about September 27, 2008.

3.
Q:    WHAT AM I VOTING ON?

A:
You may vote on:
•
The election of three Class One directors; and

•
The ratification of the appointment of our independent registered public accounting firm for our 2008 fiscal year;

•
If properly presented at the 2007 Annual Meeting (the "Meeting"), a stockholder proposal to adopt a recoupment policy; and

•
Any other business properly presented at the Meeting or any postponement or adjournment thereof. In that connection, on September 10, 2008, we received an unsolicited proposal from Vishay Intertechnology, Inc. ("Vishay") to acquire all of our outstanding shares of Common Stock for $23.00 per share and stating an intention to commence a tender offer at that price. In connection with the Vishay proposal, we received notice (the "Vishay Annual Meeting Notice") from Vishay that it intends to nominate three of its designees for election to the Board at the Meeting and to bring before the Meeting the following additional proposals:
•
To amend our Bylaws to include a provision that purports to require that the 2008 annual meeting of stockholders of the Company be held no later than December 21, 2008;

•
To amend our Bylaws to provide that a stockholders meeting at which a quorum is present may not be adjourned without being approved by at least a majority of the shares present in person or represented by proxy at such meeting; and

•
To amend our Bylaws to repeal any amendments to our Bylaws adopted by the Board of Directors and made after February 29, 2008 and prior to the adoption of this proposal unless any such changes to the Bylaws have been approved by the holders of a majority of the outstanding shares of Common Stock.

4.
Q:    HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:
The Board recommends that you vote:
•
FOR the election of Jack O. Vance, Thomas Lacey and Mary B. Cranston to serve as Class One directors;

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2008 fiscal year;

•
AGAINST Proposal No. 3, the proposal to be made by one of our stockholders as described below; and

•
AGAINST Proposals Nos. 4, 5 and 6, Vishay's Bylaw amendment proposals.

5.
Q:    WHO IS ENTITLED TO VOTE?

A:
Stockholders of record as of the close of business on September 19, 2008, the record date for our Meeting, are entitled to vote on all items properly presented at the Meeting. On September 19, 2008, approximately 75,875,672 shares of our common stock, par value $1.00 per share (the "Common Stock"), were outstanding. Every stockholder is entitled to one vote for each share of Common Stock held.

6.
Q:    HOW CAN I VOTE MY SHARES AT THE MEETING?

A:
If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered the "stockholder of record" with respect to those shares, and the proxy materials and WHITE proxy are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the Meeting. If you choose to do so, you can bring the enclosed WHITE proxy or vote using the ballot provided at the Meeting. Most stockholders of the Company hold their shares through a broker, bank or other nominee (that is, in "street name") rather than directly in their own name. If you hold your shares in street name, you are a "beneficial holder," and the proxy materials together with voting instructions are being forwarded to you by your broker, bank or other nominee. If you hold your shares in street name, you may not vote these shares in person at the Meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Meeting. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting.

7.
Q:    WHAT DO I NEED FOR ADMISSION TO THE MEETING?

A:
You are entitled to attend the Meeting only if you are a stockholder of record or a beneficial owner as of the close of business on September 19, 2008, or you hold a valid proxy for the Meeting. If you are the stockholder of record, an admission ticket is attached to the WHITE proxy. Please bring the admission ticket with you to the Meeting. You should be prepared to present photo identification for admission. If you hold your shares in street name, you should provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned Common Stock as of the record date, the legal proxy or other similar evidence of ownership as of the record date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Meeting.

8.
Q:    CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A:
If you are the stockholder of record or hold your shares in street name, you may direct your vote without attending the Meeting by completing and mailing your WHITE proxy in the enclosed pre-paid envelope. If the envelope is missing, please mail the completed WHITE proxy to International Rectifier Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. Please vote early to ensure your vote is received prior to the date of the Meeting. In addition, if you are the stockholder of record, you may grant a proxy to vote your shares at the Meeting by telephone by calling 1-888-693-8683 and following the simple recorded instructions, twenty-four hours a day, seven days a week, at any time prior to 6:00 a.m. (California time) on the morning of the Meeting. Alternatively, as a stockholder of record, you may vote via the Internet at any time prior to 6:00 a.m. (California time) on the morning of the Meeting by going to http://www.cesvote.com and following the instructions to submit an electronic proxy. If you vote by telephone or through the Internet, you will be required to provide the control number contained on your WHITE proxy. If your shares are held in street name, your broker, bank or nominee may allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name.

9.
Q:    CAN I CHANGE MY VOTE AFTER I HAVE SUBMITTED A PROXY?

A:
Yes. If you are a stockholder of record, you may change your vote at any time before the voting concludes at the Meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy with a later date. You may also revoke your proxy at any time before it is exercised at the Annual Meeting by submitting a written revocation, or a duly executed proxy bearing a later date, to the Secretary of the Company at 101 N. Sepulveda Blvd, El Segundo, California 90245 prior to the commencement of the Meeting or by attending the Meeting and voting in person. If your shares are held in street name, please consult with your broker, bank or nominee to obtain instructions as to how to change your vote.

10.
Q:    WHY IS THE 2007 ANNUAL MEETING BEING HELD IN 2008?

A:
Under the rules of the Securities and Exchange Commission (the "SEC"), the Company was not permitted to send a proxy statement for the Meeting to its stockholders unless the proxy statement was accompanied or preceded by an annual report containing audited financial statements for the three most recently completed fiscal years as of the date of the annual meeting. Because of the restatement of its financial statements, the Company was not in a position to comply with this annual report requirement until it completed and filed with the SEC its Annual Report on Form 10-K for the fiscal year ended June 30, 2008. The Company scheduled the Meeting to be held as soon as practicable after it could distribute its annual report and a proxy statement to its stockholders in accordance with the rules of the SEC.

11.
Q:    HOW MANY SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE MEETING?

A:
The quorum requirement for holding the Meeting and transacting business is that the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining a quorum.

12.
Q:    WHAT EFFECT DO ABSTENTIONS AND BROKER NON-VOTES HAVE ON THE PROPOSALS?

A:
In all matters other than the election of directors, abstentions have the same effect as votes "AGAINST" a matter. Under the rules of the New York Stock Exchange, or NYSE, a broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, a broker may not be entitled to vote shares held for a beneficial owner on certain non-routine items, such as contested director elections and the proposals presented by stockholders, absent instructions from the beneficial owners of such shares. For brokerage accounts that are sent proxy materials by Vishay, all items on the proxy card will be considered non-routine matters. Thus, if you do not give your broker specific instructions, your shares may be treated as "broker non-votes" and may not be voted on these matters. In such event, with respect to Vishay's proposals to amend our Bylaws, the effect will be the same as a vote "AGAINST" that proposal. With respect to other proposals, shares will not be counted in determining the number of shares necessary for approval. Your shares will, however, count for purposes of determining whether a quorum exists.

    We urge you to provide instructions to your broker so that your votes may be counted on these non-routine matters.

13.
Q:    HOW ARE MATTERS PASSED OR DEFEATED?

A:
The three Class One director nominees receiving the highest number of votes will be elected. To be approved, each proposal to amend our Bylaws submitted by Vishay will require the affirmative vote of a majority of our outstanding shares of Common Stock and each other proposal voted on at the Meeting, other than the election of directors, will require the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting.

14.
Q:    HOW WILL MY STOCK BE VOTED ON OTHER BUSINESS BROUGHT UP AT THE 2007 ANNUAL MEETING?
  A:
  By signing and submitting your proxy or by submitting a proxy using the Internet or the toll-free telephone number, you authorize the persons named on the proxy to vote in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof. Other than the matters and proposals described in this proxy statement, we have not received notice of any other business to be acted upon at the Meeting.

15.
Q:    WHO WILL COUNT THE VOTES?

A:
Votes will be counted by one or more independent inspector of elections that will be appointed by the Board.

16.
Q:    WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A:
We will announce voting results as soon as possible at or after the Meeting. Voting results will also be published in our earliest practicable Quarterly Report on Form 10-Q.

17.
Q:    WHAT SHOULD I DO IF I RECEIVE PROXY MATERIALS FROM VISHAY?

A:
Vishay has provided notice that it intends to nominate three of its designees for election as directors at the Meeting and to bring before the Meeting certain proposed amendments to our ByLaws. You may receive proxy solicitation materials from Vishay, including an opposition proxy statement and proxy card. THE BOARD RECOMMENDS THAT YOU DO NOT SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY VISHAY. Even a vote against Vishay's nominees or proposals on its card will cancel any previous proxy submitted by you. If you have already sent a proxy to Vishay, you may revoke it and provide your support to the Board's three nominees by signing, dating and returning the enclosed WHITE proxy or by submitting your WHITE proxy by telephone or through the Internet as described in this Proxy Statement or by attending the Meeting and voting in person. Only your latest dated proxy will count. We urge you to disregard any proxy card sent to you by Vishay or any person other than the Company.

 GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of International Rectifier Corporation (the "Company") for use at the 2007 annual meeting (the "Meeting") of the stockholders of the Company to be held on Friday, October 10, 2008, at the Marriott Hotel located at 1400 Parkview Avenue, Manhattan Beach, California at 10:00 a.m. (California time) and at any adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of 2007 Annual Meeting of Stockholders. Only stockholders of record (the "Stockholders") at the close of business on September 19, 2008 (the "Record Date") are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. The Notice of 2007 Annual Meeting of Stockholders, this Proxy Statement and the enclosed WHITE proxy card (the "Proxy") will be first mailed to Stockholders on or about September 27, 2008. As used in this Proxy Statement, the terms "Company," "International Rectifier," "we," "us," and "our" refer to International Rectifier Corporation.

Matters to be Considered

        The purpose of the Meeting is to consider and vote on the following proposals:

        1.    Election of Directors.    To elect three Class One directors whose names appear below, nominated by the Board based upon the recommendation of the Corporate Governance and Nominating Committee to hold office until the 2010 annual meeting of stockholders and until their respective successors have been duly elected and qualified (or their earlier resignation or removal). The names of the candidates nominated by the Board based upon the recommendation of the Corporate Governance and Nominating Committee, are Jack O. Vance, Thomas Lacey and Mary B. Cranston.

        2.    Ratification of the Appointment of Independent Registered Public Accounting Firm.    To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2008.

        3.    Stockholder Proposal.    If properly presented at the Meeting, to vote on a stockholder proposal to adopt a recoupment policy.

        We will also attend to any other business properly presented at the Meeting or any postponement or adjournment thereof. In that connection, on September 10, 2008, we received an unsolicited proposal from Vishay Intertechnology, Inc. ("Vishay") to acquire all of our outstanding shares of common stock, par value $1.00 per share ("Common Stock"), for $23.00 per share and stating an intention to commence a tender offer at that price. In connection with the Vishay proposal, we received notice (the "Vishay Annual Meeting Notice") from Vishay that it intends to nominate three of its designees for election to the Board at the Meeting and to bring before the Meeting the following additional proposals:

        4.     To amend our Bylaws to include a provision that purports to require that the 2008 Annual Meeting of stockholders of the Company be held no later than December 21, 2008;

        5.     To amend our Bylaws to provide that a stockholders meeting at which a quorum is present may not be adjourned without being approved by at least a majority of the shares present in person or represented by proxy at such meeting; and

        6.     To amend our Bylaws to repeal any amendments to our Bylaws adopted by the Board of Directors and made after February 29, 2008 and prior to the vote on this proposal at the Meeting.

Voting Rights

        The authorized capital stock of the Company consists of (i) 330,000,000 shares of Common Stock, of which 75,875,672 shares were issued and outstanding on the Record Date and (ii) 1,000,000 shares of preferred stock, $1.00 par value per share, none of which were issued and outstanding on the Record Date.

        The presence either in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock and entitled to vote at the Meeting, constitutes a quorum for the conduct of business at the Meeting. Both abstentions and "broker non-votes" will be counted for purposes of determining the presence of a quorum.

        Only holders of record at the close of business on the Record Date will be entitled to vote, and each share of Common Stock will be entitled to one vote on each matter submitted to the Stockholders at the Meeting. The Company's Certificate of Incorporation does not authorize cumulative voting in the election of directors.

        In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. The Company's Certificate of Incorporation and Bylaws divide the Board into three classes, with each class to be elected for a three-year term on a staggered basis.

        To be approved, Vishay's proposed Bylaw amendments will require the affirmative vote of a majority of our outstanding shares of Common Stock. Each other proposal voted on at the Meeting, other than the election of directors, will require the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting. An abstention or broker non-vote with respect to each proposal submitted by Vishay to amend our Bylaws will have the effect of a vote cast "AGAINST" the proposal. An abstention on each other proposal submitted to the Stockholders, other than the election of directors, will be included in the number of votes present and entitled to vote on that proposal and, accordingly, will have the effect of a vote cast "AGAINST" the proposal. However, broker non-votes with respect to each other proposal will not be included in the number of shares counted as being present and entitled to vote for the purpose of voting on that proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal and may affect whether the total votes cast on the proposal.

        If a Proxy is properly signed, dated and returned and is not revoked, the shares of Common Stock represented by the Proxy will be voted in accordance with the instructions given in the Proxy. If no instructions are given in the Proxy, such shares of Common Stock will be voted "FOR" the election of the Board's nominees, "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2008, "AGAINST" the stockholder proposal described in this proxy statement, and "AGAINST" each of Vishay's Bylaw amendment proposals, and in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof.

Other Business

        As of the date of this Proxy Statement, the Board knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of 2007 Annual Meeting of Stockholders and described in this proxy statement. If, however, other matters are properly brought before the Meeting, the Proxyholders intend to vote the shares represented by the proxies on such matters in accordance with the recommendation of the Board.

Procedures for Stockholder Nominations

        Under the Company's Bylaws, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if the nomination is timely and otherwise complies with the procedures of Section 6 of Article II of the Company's Bylaws. To be timely, notice of the nomination must be delivered to or mailed and received at the principal executive office of the Company not less than 30 days and no more than 90 days prior to the meeting; provided that, if the Company has given less than 40 days' notice of the date of the meeting, notice of a nomination will be timely if received by the Company no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. The notice shall be addressed to the Secretary of the Company and must include the name, age, business address and residence address of each nominee, the nominee's principal occupation or employment, the class and number of shares of stock of the Company beneficially owned by the nominee, and any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, the "Exchange Act." In addition, the stockholder making the nomination shall provide in the notice of nomination the stockholder's name and address, and the class and number of shares of stock of the Company beneficially owned by the stockholder. The Company may require the nominating stockholder to furnish such other information about the nominee as may be reasonably necessary to determine the eligibility of the proposed nominee to serve as a director of the Company.

Cost of Solicitation of Proxies

        This Proxy solicitation is made by the Board, and the Company will bear the costs of this solicitation of proxies, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in the solicitation of proxies. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of Common Stock and obtain their voting instructions. The Company will reimburse those firms for their reasonable expenses in accordance with applicable rules. We have engaged D.F. King & Co., Inc. to assist in soliciting proxies for an estimated fee of $250,000, plus additional expenses of approximately $150,000. D.F. King & Co., Inc. expects that approximately 50 of its employees will assist in the solicitation. Expenses related to the solicitation of stockholders in excess of those normally spent for an annual meeting, and excluding the costs of the salaries and wages of our regular employees and officers, are currently expected to be approximately $4,700,000, of which approximately $3,200,000 has been spent to date.

        In addition, directors, officers or other regular employees of the Company may solicit proxies in person or by mail, telephone, e-mail or other electronic means. We will not pay directors, officers or other regular employees any additional compensation for their proxy solicitation efforts. Appendix I sets forth certain information relating to our directors and certain officers and employees of the Company who are potential "participants" in the Board's solicitation of proxies in connection with the Meeting under the applicable rules of the SEC.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on October 10, 2008.

        The Proxy Statement and the Annual Report on Form 10-K for the 2008 fiscal year are available at http://materials.proxyvote.com/460254.

        You can request a copy of the Proxy Statement, the Annual Report on Form 10-K for fiscal year 2008 and a proxy by contacting us by telephone, by e-mail or via the Internet:

1) BY INTERNET	—	www.dfking.com/irf
2) BY TELEPHONE	—	1-888-605-1957
3) BY E-MAIL	—	irf@dfking.com

PROPOSAL 1
ELECTION OF DIRECTORS

Directors and Executive Officers

        The Bylaws of the Company currently provide that the number of directors of the Company shall be eight until changed by an amendment of the Bylaws adopted by the Board. The Bylaws of the Company provide that the Board shall be divided into three classes, as nearly equal in number as possible, which are elected for staggered three-year terms. The term of each class expires at the annual meeting of stockholders for the year 2007 (Class One), the year 2008 (Class Two) and the year 2009 (Class Three).

        Jack O. Vance, Thomas Lacey and Mary B. Cranston, each of whom is currently a member of the Board, have been nominated by the Board for reelection at the Meeting based upon the recommendation of the Corporate Governance and Nominating Committee. Nominees elected to the Board at the Meeting will be elected to serve until the annual meeting of stockholders to be held in 2010, or until the earlier of their resignation or removal or their respective successors have been elected and qualified.

        Each nominee of the Board has consented to being named in this Proxy Statement and has agreed to serve if elected. Unless otherwise instructed, the Proxyholders will vote the WHITE proxies received by them for the nominees of the Board. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement thereof, the WHITE proxies will be voted for such other nominee(s) as shall be designated by the current Board. The Company has no reason to believe that any Board nominee will be unable or unwilling to serve if elected as a director. Voting shall take place for the three Class One directors, and the three nominees for election as Class One directors at the Meeting who receive the highest number of votes will be elected.

        The Company's Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. See "General Information—Procedures for Stockholder Nominations" above.

        The Company has received a notice from Vishay that it intends to nominate three of its designees for election to the Company's Board at the Meeting. You may receive proxy solicitation materials from Vishay, including an opposition proxy statement and proxy card. The Board does not believe the election of the Vishay nominees is in the best interests of the Company and its stockholders and strongly urges you not to return any proxy sent to you by Vishay. If you have previously returned or voted a proxy sent to you by

Vishay, you can revoke it by returning your completed WHITE Proxy to the Company or submitting your WHITE Proxy by telephone or through the Internet or by attending the Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

Information Concerning Nominees and Members of the Board

Nominees—Terms to Expire at 2010 Annual Meeting (Class One)

        Dr. Jack O. Vance (age 83). Dr. Vance has served on the Company's Board since 1988. From May 18, 2007 until May 2008, Dr. Vance served as lead outside director of the Company. Dr. Vance is the Managing Director of Management Research, Inc., a management consulting firm, which he founded in 1989. From 1973 to 1989, he was the Managing Partner of the Los Angeles office of McKinsey & Company and served on the Executive Committee of that firm's board of directors from 1962 to 1989. Dr. Vance serves as a member of the board of several private companies, including King's Fish Company. Dr. Vance received a BS from the University of Louisville, an MBA from the Wharton School of Commerce and Finance at the University of Pennsylvania, and a Ph.D. from Southwest University. Dr. Vance is a member of Class One of the Board, with a term expiring at the Meeting.

        Thomas Lacey (age 50). Mr. Lacey has served on the Company's Board since March 2008. Mr. Lacey most recently served as President of Flextronics International's Components Division, now Vista Point Technologies, from 2006 until his retirement in late 2007. Prior to Flextronics, Mr. Lacey was Chairman and CEO of International Display Works, a liquid crystal display company, since 2004. Mr. Lacey ultimately led the sale of International Display Works to Flextronics in 2006. Prior to International DisplayWorks, Mr. Lacey spent 13 years at Intel Corporation in various positions including serving as Vice President and General Manager of Intel's Flash Products Group. During his tenure at Intel, Mr. Lacey also served as President of Intel Americas/Vice President of Sales and Marketing from 1998 to 2003. Mr. Lacey holds a Masters Business Administration degree from the Leavy School of Business at Santa Clara University and a BA in Computer Science at the University of California at Berkeley. Mr. Lacey is a member of Class One of the Board, with a term expiring at the Meeting.

        Mary B. Cranston (age 60). Ms. Cranston has served on the Board since May 2008. Ms. Cranston is currently the firm Senior Partner and Chair Emeritus of Pillsbury Winthrop Shaw Pittman LLP, a Global 100 international law firm. Ms. Cranston was the CEO of the Pillsbury firm from 1998 through April 2006, and Chair of that firm from 1998 through December 2006. Prior to becoming the Chair and CEO, Ms. Cranston was the litigation practice leader for the firm. Ms. Cranston began her career at Pillsbury Winthrop Shaw Pittman LLP in 1975. Ms. Cranston is a member of the Board of Directors of Visa Inc., Juniper Networks Inc. and GrafTech International, and has served in these capacities since October 2007, November 2007, and January 2000, respectively. Ms. Cranston is a member of Class One of the Board, with a term expiring at the Meeting.

Continuing Directors—Terms to Expire at 2008 Annual Meeting (Class Two)

        Dr. Rochus E. Vogt (age 78). Dr. Vogt has served on the Company's Board since 1984. Dr. Vogt is the R. Stanton Avery Distinguished Service Professor and Professor of Physics, Emeritus, at California Institute of Technology. He is a member of the Science and Technology Committee of the Board of Governors of Los Alamos National Security, LLC and Lawrence Livermore National Security, LLC.

Dr. Vogt previously served as Chief Scientist of JPL and Provost of California Institute of Technology. Dr. Vogt is a member of Class Two of the Board, with a term expiring at our 2008 annual meeting.

        Richard J. Dahl (age 57). Mr. Dahl currently serves as Chairman of the Board and served in that capacity since May 2008. Mr. Dahl has served on the Board since February 2008. Since 2004, Mr. Dahl has served as a Director of DineEquity, Inc. (formerly IHOP Corporation) where he presides as Chairman of the Audit Committee. From 2002 to 2007, he was employed by Dole. He held various executive level positions with Dole including President, Chief Operating Officer and Director from 2004 to 2007 and Senior Vice President, CFO and Director positions from 2002 to 2004. Prior to his work at Dole, Mr. Dahl was President and Chief Operating Officer of the Bank of Hawaii Corporation where he held positions of increasing responsibilities from 1981 to 2002. Prior to Bank of Hawaii Corporation, Mr. Dahl spent 8 years with international Certified Public Accounting firm Ernst & Young. Mr. Dahl is a member of Class Two of the Board, with a term expiring at our 2008 annual meeting.

Continuing Directors—Terms to Expire at 2009 Annual Meeting (Class Three)

        Dr. James D. Plummer (age 63). Dr. Plummer has served on the Board since 1994. Dr. Plummer is the Dean of the School of Engineering and the John M. Fluke Professor of Electrical Engineering at Stanford University. Dr. Plummer's research interests are in silicon integrated circuit devices and technology. Dr. Plummer is also a director of Intel Corporation and Leadis Technology Inc. Dr. Plummer is a member of Class Three of the Board, with a term expiring at our 2009 annual meeting.

        Robert S. Attiyeh (age 74). Mr. Attiyeh has served on the Board since 2003. He is a principal in the real estate investment firms of Beacon Hill Properties LLC and Yarlung LLC. He previously served pharmaceutical leader Amgen from 1994 to 1998 as Senior Vice President, Finance and Corporate Development and as CFO. Prior to joining Amgen, Mr. Attiyeh was a director of McKinsey and Company from 1967 to 1994. He was a Director of the Federal Reserve Bank of San Francisco from 1987 - 1992 and served as Chairman of the Audit Committee of the Bank's Board from 1988 - 1992. He is currently on the Board of Myriad Genetics, Inc. of Salt Lake City, Utah, where he is Chairman of the Board's Audit Committee. Mr. Attiyeh holds a masters degree in business administration from Harvard University and an electrical engineering degree from Cornell University. Mr. Attiyeh is a member of Class Three of the Board, with a term expiring at our 2009 annual meeting.

        Oleg Khaykin (age 43). Mr. Khaykin has served as a Director, President and CEO of the Company since March 2008. Mr. Khaykin served most recently as the Chief Operating Officer of Amkor Technology, Inc., a leading provider of semiconductor assembly and test services. Prior to joining Amkor as Executive Vice President of Strategy and Business Development in 2003, Mr. Khaykin was Vice President of Strategy and Business Development at Conexant Systems Inc. and its spin-off, Mindspeed Technologies Inc., where he held positions of increasing responsibilities from 1999 to 2003. Prior to Conexant, he was with the Boston Consulting Group, a leading international strategy and general management consulting firm, where he worked with many European and U.S. firms on a broad range of business and management issues, including revenue growth strategies, operational improvement, mergers and acquisitions, divestitures, and turnaround and restructuring. Mr. Khaykin holds a BSEE with University Honors from Carnegie-Mellon University and an MBA from the J.L. Kellogg Graduate School of Management. Mr. Khaykin is, and has been since November 2007, a member of the board of directors of Zarlink Semiconductor Inc. Mr. Khaykin is a member of Class Three of the Board, with a term expiring at our 2009 annual meeting.

        None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors, director nominees or executive officers of the Company and other than as set forth above, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

Committees of the Board

Name of Committee and Membership	Principal Functions of the Committee		Meetings in 2007	Meetings in 2008
Audit Committee Jack O. Vance, Chairman Robert S. Attiyeh Richard J. Dahl Thomas Lacey	•	Responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.	29	35
	•

		Reviews with management and the independent auditors the Company's quarterly and annual financial statements and other financial disclosures, the adequacy of internal controls and major issues regarding accounting principles and practices, including any changes resulting from amendments to SEC or Financial Accounting Standards Board ("FASB") rules.
	•	Reviews the performance of the Company's independent auditors.
	•	Prepares a report to stockholders included in the Company's proxy statement for its annual meeting of stockholders.
Compensation Committee Rochus E. Vogt, Chairman Robert S. Attiyeh Richard J. Dahl Jack O. Vance	•	Oversees the Company's compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans.	7	17
	•
		Reviews at least annually the goals and objectives of the Company's executive compensation plans, and amends, or recommends that the Board amend, these goals and objectives if the Committee deems it appropriate.

Name of Committee and Membership	Principal Functions of the Committee		Meetings in 2007	Meetings in 2008
	•	Evaluates annually the performance of the CEO and other executive officers in light of the goals and objectives of the Company's executive compensation plans, and either as a committee or, together with the other independent directors, determines and approves the CEO's compensation based on this evaluation and makes recommendations to the Board with respect to the compensation of the other executive officers.
	•	Evaluates annually the appropriate level of compensation for Board and Committee service by non-employee members of the Board.
	•	Prepares a report on executive compensation to be included in the Company's proxy statement for its annual meeting of shareholders or its annual report on Form 10-K.
Nominating and Corporate Governance Committee James D. Plummer, Chairman Robert S. Attiyeh Mary B. Cranston	•	Identifies and recommends to the Board individuals qualified to serve as directors of the Company and on committees of the Board.	5	18
Richard J. Dahl Thomas Lacey Jack O. Vance	•	Advises the Board with respect to the Board composition, procedures and committees.
Rochus E. Vogt	•	Develops and recommends to the Board a set of corporate governance principles applicable to the Company.
	•	Oversees the evaluation of the Board and the Company's management.

Corporate Governance

        The Board takes its stewardship of your investment in the Company as a matter of trust and the highest level of responsibility. The Board reviews its governance practices on a continual basis and when, in its business judgment, it deems it appropriate and in the best interests of the stockholders, it modifies, enhances or adds new elements to advance overall stockholder value. The Company's corporate governance profile is set out below under the heading, "Current Corporate Governance Profile."

        As we have informed you in press releases and filings with the SEC since April, 2007, the Company's financial reporting processes and procedures had been compromised in the areas of revenue recognition, improper charges to restructuring expense, inadequate transfer pricing data and the resulting improper recording of income taxes and the use of improper accounting practices at our subsidiary in Japan, including fictitious sales and unrecorded inventory at clandestine warehouses. These matters were uncovered as a result of the investigation initiated by the Audit Committee in early 2007 based upon unverified reports and allegations that came to the Audit Committee's attention. The investigation was conducted by and under the direction of independent legal counsel who employed forensic accounting specialists and seasoned investigators with law enforcement and related backgrounds and inquired into the Company's financial accounting and related practices that were the immediate concern of the Audit Committee.

        As the facts and past practices were uncovered, the Audit Committee and the other independent directors concluded that they had not received valid financial data from the responsible management personnel. Based upon this assessment early in the investigation, the Audit Committee and the Board caused the Company to withdraw reliance on previous financial statements and to delay filing financial statements as they became due until a restatement of prior periods had been completed, audited and filed with the SEC.

        As the investigation progressed, all of the independent directors were appointed to the Audit Committee and met with the independent legal counsel and the investigators on a frequent and continuing basis. The independent directors were informed of developments as they occurred in the document review and interview processes. Matters involving accounting and other irregularities identified as the investigation progressed were publicly disclosed in filings with the SEC. The Audit Committee, based upon information presented to it, recommended to the Board, and the Board concurred, that disciplinary actions be taken with respect to certain employees. In June, 2007, the Company's Chief Financial Officer was terminated, its Executive Vice President of Sales and Marketing resigned and several employees of the subsidiary in Japan were placed on administrative leave, and some of those individuals are no longer with the Company.

        The investigation continued, and over its course, a number of additional irregularities were identified and addressed. Near the end of August, 2007, the Company's Chief Executive Officer was placed on administrative leave and an acting Chief Executive Officer was appointed. The Board formed a special committee ("Special Committee"), composed of all the independent directors under the chairmanship of the independent Lead Director, to advise and counsel the acting Chief Executive Officer in the performance of his managerial and strategic duties. The Special Committee received reports on operational and personnel matters, strategic product development and other issues at frequent intervals and provided advice and guidance of an active oversight nature. The independent directors, acting through the Special Committee, provided the stability and vision to enable the Company to survive during a period when there was serious vacuum in its management structure.

        In early October, 2007, the Chief Executive Officer resigned as an employee and director of the Company and the Corporate Governance and Nominating Committee undertook a search with the assistance of an independent executive recruiting firm with a national reputation to identify and retain a permanent chief executive officer as well as one or more additional independent directors. As a result of the efforts of the recruiting firm and after extensive interviews by the Corporate Governance and

Nominating Committee, the Board, in February, 2008, elected a new Chief Executive Officer and two new independent directors.

        As the investigation reached its conclusion and as the Company prepared the restatement of the prior period financial statements, the Board, in April, 2008, appointed a new acting Chief Financial Officer. The founder and employee-Chairman of the Board retired on May 1, 2008, and the Board elected one of its new independent directors as Chairman of the Board and elected an additional new independent director.

        The independent legal counsel conducting the investigation informed the Audit Committee in late April, 2008 that the investigation had been concluded. The Company continues to cooperate fully with the SEC Division of Enforcement, the Internal Revenue Service and the U.S. Attorneys' Office regarding matters related to the Audit Committee-led investigation and other related matters, and the Company has responded to subpoenas for records from the SEC.

        The delinquent financial reports were completed and have been filed with the SEC and substantial management changes, in addition to those described above, have been implemented and others are under active consideration. These changes were the result of the dedication and hard work of the independent directors and of the Board, guided by the Lead Independent Director, a position resulting from a governance initiative implemented in 2007 after the investigation had commenced. An indication of the exceptional efforts of the independent directors can be seen in the number of meetings of the Audit Committee in which they participated from April 1, 2007 to August 1, 2008 when the Company restated its financial statements and became current in its reporting requirements with the SEC, namely 54, and of the Special Committee during the period while the Company sought a permanent chief executive officer, namely 17. During their deliberations on the findings of the investigators, the independent directors considered various corporate governance enhancements as well as improvements to the Company's management team, its strategic vision and, above all else, increased shareholder value.

        Highlights of the management and governance changes brought about as the direct result of the zealous involvement of the independent directors include:

  •
  Recruitment and installation of a new Chief Executive Officer with broad experience in the semiconductor industry.

  •
  Engagement of a new acting Chief Financial Officer from outside the Company.

  •
  Recruitment of three independent directors with excellent credentials.

  •
  Selection and installation of a non-employee Chairman of the Board selected from among the independent directors as replacement for the founder and employee-chairman.

  •
  Enhanced practices and procedures in financial accounting and reporting, identified with assistance from the independent forensic accounting personnel.

  •
  Replacement of key managerial, technical, accounting and sales personnel.

  •
  Institution of a third-party managed "whistle blower" hot line to encourage anonymous reports of alleged irregularities, including irregularities in the areas of accounting and auditing.

  •
  Confirmation that integrity is the essence of the Company's "tone-at-the-top" and reaffirmation of the commitment to the Code of Ethics and ethics training.

  •
  Designated a Chief Administrative Officer to oversee compliance and legal matters, and appointed a new Vice President of Compliance reporting directly to the Audit Committee.

  •
  Completion and filing of the audited comprehensive Form 10-K for fiscal year 2007 and completion and filing of all delinquent interim reports on Form 10-Q.

  •
  Adoption of enhanced corporate governance principles, a number of which are identified in the following sections.

Corporate Governance Profile

        The Board is responsible for overseeing the direction, affairs and management of the Company. The following highlights some of the corporate governance profile taken by the Board in response to the Sarbanes-Oxley Act of 2002 (the 'Sarbanes-Oxley Act"), changes to the New York Stock Exchange ("NYSE") rules and otherwise:

         Corporate Governance Principles.    The Company has adopted corporate governance principles. The Company's corporate governance principles can be found on the Corporate Governance link of the Investor Info section of our website, http://www.irf.com. In addition, printed copies of the Company's corporate governance principles are available at no charge upon request from the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

         Director Attendance at Annual Meetings.    All directors are expected to attend the Company's Annual Meeting. Directors Attiyeh, Plummer, Vance and Vogt attended the Company's 2006 Annual Meeting. Directors Cranston, Dahl, Khaykin and Lacey were not directors at the time of the Company's 2006 Annual Meeting.

         Independent Directors.    The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Board has now, and has had for many years, a majority of independent directors.

        Under the NYSE rules, a director qualifies as "independent" upon the Board affirmatively determining that he or she has no other material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Based upon a review of the directors' backgrounds and business activities, the Board has determined that directors Robert S. Attiyeh, Richard J. Dahl, Thomas Lacey, Mary B. Cranston, James D. Plummer, Jack O. Vance, and Rochus E. Vogt have no other material relationship with the Company and therefore that they qualify as independent.

         Board Committees.    Both the Sarbanes-Oxley Act and the NYSE rules require the Company to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Company to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Company is in compliance with these requirements.

        Under the Sarbanes-Oxley Act, members of an audit committee must have no affiliation with the Company, other than their Board seat, and receive no compensation in a capacity other than as a director and committee member. Every member of the Company's Audit Committee meets this independence standard.

        The charters of all three of the Company's Board Committees can be found on the Corporate Governance portion of the Investor Info section of our website, http://www.irf.com and are also available at no charge upon written request to the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

         Audit Committee Financial Experts.    Rules promulgated by the SEC under the Sarbanes-Oxley Act require the Company to disclose annually whether our Audit Committee has one or more "audit committee financial experts," as defined by the SEC. The Board has determined that Mr. Attiyeh, Mr. Dahl, Mr. Lacey and Dr. Vance each qualify as an audit committee financial expert and is independent, as defined in the NYSE rules.

         Code of Ethics for Chief Executive and Senior Financial Officers.    The Board has adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer and principal accounting officer, as required by the SEC. The Code of Ethics for the Chief Executive Officer and Senior Financial Officers can be found on the Corporate Governance portion of the Investor Relations section of our website, http://www.irf.com, and is also available at no charge upon written request to the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

         Policies on Business Conduct.    The Board has adopted a code of business conduct and ethics for directors, officers and employees. International Rectifier's Policies on Business Conduct can be found on the Corporate Governance portion of the Investor Relations section of our website, http://www.irf.com and are also available at no charge upon written request to the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245.

         Non-Management Directors.    The NYSE rules require that the non-management directors of a listed company meet periodically in executive sessions. The Company's non-management directors meet separately at each regular meeting of the Board and most committee meetings. The Chairman, Richard J. Dahl, is not a member of management and presides during executive sessions of the Board.

        Interested parties may express their questions and concerns to the Company's non-management directors by contacting the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, CA 90245. The Corporate Secretary will relay all such correspondence to the Chairman of the Nominating and Corporate Governance Committee.

         Communications with the Board.    Stockholders may communicate with the Chairman of the Board, the chairs of any committee, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company's office at 101 North Sepulveda Boulevard, El Segundo, CA 90245.

        Communications are distributed to the Board, or to any individual director, depending on the facts and circumstances set forth in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request.

        Communications that include information better addressed by the complaint hotline administered by an independent third-party provider supervised by the Audit Committee will be delivered to the hotline.

         Senior Management Evaluation.    In consultation with the other independent directors, the Chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee annually evaluate the performance of the Company's Chief Executive Officer.

         Corporate Financial Ethics Hotline.    The Company has established a corporate financial ethics hotline to allow any employee to lodge a complaint, confidentially and anonymously, about any accounting, internal control or auditing matter that is of concern.

         Board Meetings and Attendance.    The Board held fourteen (14) meetings during the fiscal year ended June 30, 2007. The Audit Committee held twenty-nine (29) meetings, the Compensation Committee held five (5) meetings, and the Nominating Committee held five (5) meetings, during fiscal year 2007. Each person who was a director of the Company or a member of a committee of the Board was present for at least 75% of the meetings of the Board and all such committees held during fiscal year 2007. As a means of assuring continuity of oversight and in order to assist and counsel the Company's acting Chief Executive Officer during the search for a chief executive officer, the Board designated a special, ad hoc committee (known as the "Special Committee"), composed of all of the independent directors.

        The Board held twenty-two (22) meetings during the fiscal year ended June 30, 2008. The Audit Committee held thirty-five (35) meetings, the Compensation Committee held seventeen (17) meetings, and the Nominating Committee held eighteen (18) meetings, during fiscal year 2008. Each person who was a director of the Company or a member of a committee of the Board was present for at least 75% of the meetings of the Board and all such committees held during fiscal year 2008.

         Lead Director.    From May 18, 2007 until the appointment of Mr. Dahl as independent Chairman of the Board on May 1, 2008, the Independent Directors designated one of their members, Dr. Vance, to serve as Lead Independent Director to assist in setting Board meetings, agendas, to chair meetings of the Board in the absence of the Chairman of the Board and to provide a single point of contact for Stockholders wishing to express their views to the Board, among other things.

        It is the policy of the Company to require members of the Board to attend the annual meeting of stockholders, if practicable. Each director that was a member of the Board at the time of the 2006 annual meeting of stockholders attended the 2006 annual meeting.

        In keeping with the NYSE rules, a majority of the Board is composed of independent directors. From time to time, the independent directors meet separately or hold executive sessions to discuss and make decisions regarding various matters, including the supervision of management and those matters reserved for determination by independent directors under the rules of the NYSE and the SEC. A meeting or executive session of the independent directors is presided over by the chair of the committee having principal authority over the subject matter of the meeting or session. The Board believes that this practice provides for leadership at all of the meetings.

         Nominating Procedures and Criteria.    Among its functions, the Nominating Committee considers and approves nominees for election to the Board. In addition to the candidates proposed by the Board or identified by the committee, the committee considers candidates for director suggested by stockholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described under "General Information—Procedures for Stockholder Nominations". Stockholder recommendations that comply with these procedures will receive the same consideration that the committee's nominees receive.

        Essential criteria for all candidates considered by the Nominating Committee include the following: integrity and ethical behavior; maturity; management experience and expertise; independence and diversity of thought; broad business or professional experience; and an understanding of business and financial affairs and the complexities of business organizations. In evaluating candidates for certain Board positions, the committee evaluates additional criteria, including the following: financial or accounting expertise; experience in the Company's industry; business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

        In selecting director nominees, the committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate's ability to contribute to the success of the Company.

        The Board's nominees for the Meeting have been selected by the Nominating Committee and the full Board.

        The Company has received a notice from Vishay that it intends to nominate three of its delegates for election to the Board at the Meeting. The Board does not believe the election of the Vishay nominees is in the best interests of the Company and its stockholders and strongly urges you not to return or vote any proxy sent to you by Vishay. If you have previously returned or voted a proxy sent to you by Vishay, you can revoke it by returning your completed WHITE Proxy to the Company or submitting your WHITE Proxy by telephone or through the Internet or by attending the Meeting and voting in person.

Processes and Procedures for Determination of Executive and Director Compensation

        The Compensation and Stock Options Committee (the "Compensation Committee") is responsible for discharging the Board's responsibilities relating to the compensation of the Company's executive officers and directors. The Compensation Committee reviews and approves the compensation arrangements, plans, policies and programs that apply to our executive officers. Pursuant to the Compensation Committee's Charter, its principal compensation related responsibilities, duties and areas of authority include, among other things:

  •
  To review from time to time and approve the Company's compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports Company objectives and stockholder interests.

  •
  To determine all elements of compensation for executive officers.

  •
  To annually review the performance of our CEO and our executive officers and report on the Compensation Committee's review to the Board and the CEO.

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  To develop the Company's incentive compensation strategy with respect to the total number of incentive awards to be granted, the relative participation of senior management and other employees, and the types of awards to be granted.

  •
  To approve annual retainer and meetings fees for directors and members of Board committees, including expense reimbursement limits and per diem allowances, and fix the terms and awards of stock compensation for members of the Board.

  •
  To obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors, including consulting firms, to assist in the evaluation of director, CEO or senior executive compensation.

        The Compensation Committee's Charter permits it to rely on members of management when performing its duties. The Compensation Committee takes into account our CEO's recommendations regarding the corporate goals and objectives, performance evaluations and compensatory arrangements for the Company's executive officers other than the CEO. The Compensation Committee also may review (but does not set) the salaries of other senior level employees who are not executive officers of the Company. The Compensation Committee may form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of the Compensation Committee and will operate pursuant to a published charter.

        As indicated above, pursuant to its Charter, the Compensation Committee is authorized to retain compensation consultants to assist it in carrying out its duties. The Compensation Committee has the authority to approve any compensation consultant's fees and other retention terms. Consistent with the Compensation Committee's past practice, for fiscal years 2007 and 2008, the Compensation Committee retained the services of Frederic W. Cook & Co., an independent compensation consulting firm ("FW Cook"), to assist it in assembling and analyzing compensation levels among peer companies and to prepare compensation analysis and summaries with respect to the Company's executive officers and its non-employee directors.

        A current copy of the Compensation Committee Charter is available on the Company's website at http://investor.irf.com.

DIRECTOR COMPENSATION

        The following tables present information regarding the compensation paid for services rendered during fiscal year 2007 and fiscal year 2008 to individuals who were members of our Board at any time during the respective fiscal year and who were not also our employees (referred to herein as "Non-Employee Directors"). The compensation paid to any director who was also one of our employees during the respective fiscal year is presented below in the "Summary Compensation Table" corresponding to that fiscal year and the related explanatory tables. Such employee-directors do not receive separate compensation for service on the Board.

 FISCAL YEAR 2007

Name (a)	Fees Earned or Paid in Cash ($) (b)	Option Awards ($)(1)(2)(3) (d)	All Other Compensation ($)(4) (g)	Total ($) (h)
Robert S. Attiyeh	90,500	32,132	—	122,632
Minoru Matsuda(5)	15,500	27,188	30,000	72,688
Philip Neches(6)	68,500	19,565	—	88,065
James D. Plummer	84,000	32,132	—	116,132
Jack O. Vance	178,500	32,132	—	210,632
Rochus E. Vogt	101,000	32,132	—	133,132

(1)
The amounts reported in Column (d) above reflect the aggregate dollar amounts recognized for option awards for financial statement reporting purposes with respect to fiscal year 2007 (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see (i) the discussion of option awards contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 2007 ("2007 Annual Report"), and (ii) similar Stock-Based Compensation Plan notes contained in the Company's Consolidated Financial Statements filed with Annual Reports on Form 10-Ks for prior fiscal years as to the option awards granted in those years, each of which notes is incorporated herein by reference.

(2)
As described below, each of our continuing Non-Employee Directors was granted an award of 5,500 stock options on April 3, 2007 with an exercise price of $38.51. Each such continuing Non-Employee Director's stock option award had an aggregate grant date fair value computed in accordance with SFAS No. 123(R) equal to $65,835 on the grant date. In addition, in connection with his appointment to the Board on October 11, 2006, Mr. Neches was granted an award of 5,500 stock options on October 11, 2006 with an exercise price of $35.99 and an aggregate grant date fair value computed in accordance with SFAS No. 123(R) equal to $63,580 on the grant date.

(3)
The following table presents the aggregate number of outstanding unexercised options held by each of our Non-Employee Directors as of June 30, 2007.

Director	Number of Options Outstanding
Robert S. Attiyeh	62,000
Minoru Matsuda	31,500
Philip Neches	11,000
James D. Plummer	52,000
Jack O. Vance	52,000
Rochus E. Vogt	52,000
(4)
The amount reported in Column (g) above for Mr. Matsuda represents the consulting fees received by Mr. Matsuda in fiscal year 2007 pursuant to his consulting agreement with the Company described below.

(5)
Mr. Matsuda resigned from the Board effective October 10, 2006.

(6)
Mr. Neches resigned from the Board effective November 7, 2007.

 FISCAL YEAR 2008

Name (a)	Fees Earned or Paid in Cash ($) (b)	Option Awards ($)(1)(2) (d)	All Other Compensation ($) (g)	Total ($) (h)
Robert S. Attiyeh	$151,000	$46,253	—	$197,253
Mary B. Cranston	$13,251	$0	—	$13,251
Richard J. Dahl	$72,084	$0	—	$72,084
Thomas Lacey	$43,167	$0	—	$43,167
Philip Neches(3)	$32,000	$3,829	—	$35,829
James D. Plummer	$127,500	$46,253	—	$173,753
Jack O. Vance	$372,334	$46,253	—	$418,587
Rochus E. Vogt	$170,500	$46,253	—	$216,753

(1)
The amounts reported in Column (d) above reflect the estimated aggregate dollar amounts recognized for option awards for financial statement reporting purposes with respect to fiscal year 2008 (disregarding any estimate of forfeitures related to service-based vesting conditions). No options were granted to directors in fiscal year 2008, however as noted below, certain commitments were made to grant options to Messrs. Dahl and Lacey and Ms. Cranston.

  For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see (i) the discussion of option awards contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the Company's 2007 Annual Report, and (ii) similar Stock-Based Compensation Plan notes contained in the Company's Consolidated Financial Statements filed with Annual Reports on Form 10-Ks for fiscal years prior to fiscal year 2007, each of which notes is incorporated herein by reference.

(2)
The following table presents the aggregate number of outstanding unexercised options held by each of our Non-Employee Directors as of June 29, 2008.

Director	Number of Options Outstanding
Robert S. Attiyeh	62,000
Mary B. Cranston	—
Richard J. Dahl	—
Thomas Lacey	—
Philip Neches	—
James D. Plummer	47,000
Jack O. Vance	47,000
Rochus E. Vogt	47,000
(3)
Mr. Neches resigned from the Board effective November 7, 2007.

Director Compensation—Fiscal Year 2007 and Fiscal Year 2008

        Compensation for non-employee directors during fiscal year 2007 and fiscal year 2008 generally consisted of an annual cash retainer, additional fees for attending meetings and for serving on committees, and awards of stock options.

Annual Retainer

        The following table sets forth the schedule of annual retainer and meeting fees for each Non-Employee Director in effect during fiscal year 2007 and fiscal year 2008:

Type of Fee	Dollar Amount
Annual Board Retainer	$ $	40,000/ 50,000	(1)
Additional Attendance Fee per Board Meeting Attended in Person (Other than Chairman of the Board)		$2,000
Additional Attendance Fee per Committee Meeting Attended in Person (Other than Chairman of the Committee)		$1,000
Additional Attendance Fee per Board Meeting or Committee Meeting Attended Telephonically		$500
Additional Attendance Fee (non-telephonic) per Board or Committee Meeting Attended by Chairman		$4,000

    (1)
    Effective January 1, 2008, the annual Board retainer fee was increased from $40,000 to $50,000.

        Each of our Non-Employee Directors is permitted to elect to defer up to 100% of his or her annual retainer fees and meeting fees under the Company's Deferred Compensation Plan ("DCP"), as more fully described below under "Compensation Discussion and Analysis—Current Executive Compensation Program Elements—Non-Qualified Deferred Compensation Plan." All Non-Employee Directors are also reimbursed for out-of-pocket expenses they incur serving as directors, including the cost of transportation and other expenses incurred to attend meetings at the Company or otherwise in connection with the Non-Employee Director's service to the Company.

        As noted above, the annual Board retainer fee was increased to $50,000 effective January 1, 2008. The Compensation Committee, after consultation with FW Cook, approved this change, along with the changes to the equity award practices described below, to bring the Company's Non-Employee Director compensation package in line with current market practices and to attract and retain its Non-Employee Directors. The per meeting fees, chair fees and all other incidental fees and reimbursement practices in place during fiscal year 2007 for our Non-Employee Directors remain in effect.

Stock Option Awards

        The Company has historically made an annual award of stock options to its continuing Non-Employee Directors and an initial award of stock options to its newly appointed members. Consistent with past practice, in fiscal year 2007 Mr. Neches was granted an initial award of 5,500 stock options on October 11, 2006 upon his initial appointment to the Board and each continuing Non-Employee Director was granted an award of 5,500 stock options on April 3, 2007 under the Company's 2000 Stock Incentive Plan (the "2000 Plan"). Each stock option may be exercised to purchase one share of our common stock at an exercise price equal to the closing price of the underlying common stock on the grant date.

        Effective January 1, 2008, the Compensation Committee approved a change to the stock option program for our Non-Employee Directors. The revised program generally provides for an annual award of 12,000 stock options to each of our Non-Employee Directors who is in office on the date of each annual meeting of stockholders and a one-time award of 20,000 stock options to each Non-Employee Director who is newly appointed to the Board to be granted on the date he or she is first appointed, in each case with an exercise price equal to the closing price of the underlying common stock on the applicable grant date. However, if the Company is not current in its financial statement reporting obligations to the SEC on the applicable grant date, then the grant will be made on the third business day following the date on which the Company becomes current in its filings, with the exercise price per share equal to the closing price per share on that third business day. As described above, the Compensation Committee approved this change to the stock option program in order to bring the Company's Non-Employee Director compensation package in line with current market practices and to attract and retain its Non-Employee Directors. Because the Company did not become current in its financial statement reporting obligations to the SEC during fiscal year 2008, no options were granted to our Non-Employee Directors during fiscal year 2008. The annual option awards contemplated by the revised stock option program for our continuing Non-Employee Directors for fiscal year 2008 are intended to be made on the date of the Company's 2008 annual meeting of stockholders, with the exercise price per share equal to the closing price per share on that date. The one-time award of options to Messrs. Dahl and Lacey and Ms. Cranston was made on August 6, 2008, which was the third business day following the date on which the Company again became current in its financial reporting obligations to the SEC, with the exercise price per share equal to the closing price per share on that date, which was $18.55. Each of Messrs. Dahl's and Lacey's and Ms. Cranston's stock option awards were granted under, and are subject to the terms of the 2000 Plan.

        Each continuing Non-Employee Director's stock option award has a term of five years and, subject to each Non-Employee Director's continued service, one-third of his stock option award will vest and become exercisable on each of the first three anniversaries of the grant date. If a Non-Employee Director's service terminates as a result of his voluntary resignation or retirement after five consecutive years of service on the Board, or because of his death or disability, the unvested portion of the stock options that the director has held for more than six months will immediately vest. If a Non-Employee Director's service terminates for any other reason, any unvested portion of the Non-Employee Director's options will automatically terminate. Vested options will generally remain outstanding and exercisable for three years (ninety days if the Non-Employee Director has not served at least five years) after a director's service terminates or his death. Any vested options that are not exercised within the applicable post-termination of service exercise window will terminate.

        Unless the Board determines otherwise, if the Company undergoes a "change in control event" (as defined in the applicable stock incentive plan) each Non-Employee Director's stock options will become fully vested and exercisable (with accelerated vesting not applying to options granted within six months of a "change in control event" unless the Board determines otherwise). Any options that become vested in connection with a corporate transaction described above (including a change in control) generally must be exercised prior to the transaction, or they will be terminated in connection with the transaction. Each Non-Employee Director's stock option award in fiscal year 2007 was granted under, and is subject to the terms of, the 2000 Plan. Non-Employee Directors are not entitled to any dividend equivalent rights on their stock option award.

        Effective September 22, 2008, the Board approved the following changes. If a Non-Employee Director's service terminates for any reason other than his or her voluntary resignation or failure to stand for reelection, all of the unvested portion of the stock options held by the Non-Employee Director will immediately vest and remain exercisable until the earlier of (i) three years from the date of his or her termination or (ii) the scheduled expiration date of the stock option. In addition, unless the Board determines otherwise, if the Company undergoes a "change in control event" (as defined in the applicable stock incentive plan), all of a Non-Employee Director's stock options will become fully vested and exercisable.

Other Compensation

        Upon Mr. Matsuda's resignation from the Board on October 10, 2006, Mr. Matsuda was given director emeritus status in recognition of his valuable contributions to the Company during his nine years of service as a member of the Company's Board. In connection with his designation as an emeritus director, on October 10, 2006, Mr. Matsuda and the Company entered into an emeritus director consulting agreement pursuant to which Mr. Matsuda will continue to provide his advice and support to the Company in a consulting capacity for three years following his retirement (subject to earlier termination by the Company in certain circumstances). During this period, Mr. Matsuda will receive an annual consulting fee of $40,000 payable at a quarterly rate of $10,000 and the Company will reimburse Mr. Matsuda for reasonable expenses incurred by Mr. Matsuda in connection with his consulting services rendered to the Company. During fiscal year 2007, the Company paid Mr. Matsuda $30,000 in consulting fees under this agreement.

        On September 21, 2007, the Compensation Committee approved supplemental cash payments to Dr. Vance, the Chairman of the Audit Committee, in the amount of $40,000 per calendar quarter as additional compensation for his role as the lead independent director of the Board, commencing on the date that he was appointed as lead independent director and ending on May 1, 2008, for an aggregate amount of $173,333. The Company approved these special payments in recognition of Mr. Vance's increased responsibilities in connection with conducting the Company's previously announced investigation of accounting irregularities.

        On May 9, 2008, in connection with Mr. Dahl's appointment as the Chairman of the Board, the Board and the Compensation Committee approved the following supplemental compensation to Mr. Dahl: (i) an annual retainer of $50,000, to be paid quarterly in arrears, and (ii) a grant of 30,000 options to purchase shares of the Company's common stock, with such grant to be made on the third business day following the date on which the Company again becomes current in its financial statement reporting obligations to the SEC and with the exercise price per share equal to the closing price per share on that third business day. The supplemental annual retainer is in addition to the $50,000 annual Board retainer described above and the award of 30,000 options is in addition to the stock option program described above. The supplemental annual retainer was effective as of the date Mr. Dahl became Chairman. The Company approved the supplemental annual retainer and the additional option grants in recognition of Mr. Dahl's increased responsibilities as the Chairman of the Board. The Company granted the award of 30,000 options to Mr. Dahl on August 6, 2008, which was the third business day following the date on which the Company again became current in its financial reporting obligations to the SEC, with the exercise price per share equal to the closing price per share on that date, which was $18.55.

COMPENSATION DISCUSSION AND ANALYSIS
FISCAL YEAR 2007 AND FISCAL YEAR 2008

Introduction

        This section discusses each of the material elements of compensation awarded to, earned by or paid to our named executive officers (as defined below) during fiscal year 2007 and during fiscal year 2008.

        During the course of the Company's Audit Committee investigation into the Company's accounting practices, substantial changes in the Company's executive group took place. In July 2007, Michael McGee, our former CFO was terminated, Robert Grant, our former Executive Vice President of Sales and Marketing resigned, and, in October 2007, Alex Lidow, our former CEO resigned. In connection with Mr. Lidow's resignation, we appointed Donald Dancer, our General Counsel, as acting CEO and commenced an executive search process for a new CEO. In February 2008, we named Oleg Khaykin as our new CEO. In connection with Mr. McGee's termination, we appointed Linda Pahl as our Acting CFO, and when she resigned in April 2008, we appointed Peter Knepper as our current Acting CFO. In addition, during fiscal year 2008, Michael Briere, our former Executive Vice President, R&D, resigned, Eric Lidow, our former Chairman of the Board, retired, and we named Michael Barrow to serve as our Executive Vice President and Chief Operations Officer. As a result of these substantial changes, the individuals who are considered to be our named executive officers under applicable securities laws for fiscal year 2007 are different from the individuals who are considered to be our named executive officers under applicable securities laws for fiscal year 2008. Therefore, for purposes of clarity, we have presented the information for fiscal year 2007 and for fiscal year 2008 separately.

        For fiscal year 2007, our named executive officers were: the individual who served as the Company's principal executive officer during fiscal year 2007, each individual who served as the Company's principal financial officer at any time during fiscal year 2007, and each individual who was one of the Company's three most highly compensated executive officers at the end of fiscal year 2007, our former Executive Vice President, Global Sales and Marketing and our former Executive Vice President, Operations. These individuals are referred to as the "2007 Named Officers" in this proxy statement.

        For fiscal year 2008, our named executive officers were: each individual who served as the Company's principal executive officer at any time during fiscal year 2008, each individual who served as the Company's principal financial officer at any time during fiscal year 2008, our Executive Vice President and Chief Operations Officer, our former Chairman of the Board and our former Executive Vice President, Operations. These individuals are referred to as the "2008 Named Officers" in this report.

The Role of the Compensation Committee

        The Company's current executive compensation programs are determined and approved by the Compensation Committee. None of the 2007 Named Officers or 2008 Named Officers were or are members of the Compensation Committee. The Compensation Committee takes into account the CEO's recommendations regarding the corporate goals and objectives, performance evaluations and compensatory arrangements for the Company's executive officers other than the CEO. For example, in both fiscal year 2007 and fiscal year 2008, the Compensation Committee considered the CEO's recommendations regarding the appropriate base salaries and annual incentive compensation opportunity payouts for the Company's other executive officers for fiscal year 2007 and fiscal year 2008, respectively. The other 2007 Named Officers did not have any role in determining or recommending the form or amount of compensation paid to our 2007 Named Officers in fiscal year 2007 and the other 2008 Named Officers did not and currently do not have any role in determining or recommending the form or amount of compensation paid to our 2008 Named Officers. The Compensation Committee regularly apprises the Board of its actions and periodically seeks the input of the Board and other committees of the Board as to items it is considering.

Executive Compensation Program Objectives and Overview

        The Company's current executive compensation programs are intended to achieve three fundamental objectives: (1) attract, motivate and retain high caliber talent; (2) create a significant direct relationship between pay and performance; and (3) create proper incentives for the executives to maximize stockholder value over time. In structuring our current executive compensation programs, we are guided by the following basic philosophies:

  •
  "At Risk" Compensation.  A significant portion of each executive's compensation should be "at risk" and tied to the Company's attainment of our annual and long-term business objectives.

  •
  Competitive Compensation.  The Company's executive compensation programs should provide a fair and competitive compensation opportunity that enables us to attract and retain superior executive talent.

  •
  Alignment with Stockholder Interests.  Executive compensation should be structured to include variable elements that link executives' financial reward to stockholder return, and executive stock ownership should be encouraged.

        As described in more detail below, the material elements of our current executive compensation programs for our executive officers include a base salary, a short-term incentive compensation opportunity, a long-term equity incentive opportunity, a non-qualified deferred compensation plan, 401(k) retirement benefits and perquisites and severance benefits.

        We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives. Base salaries, the non-qualified deferred compensation plan and 401(k) retirement benefits are all primarily designed to attract and retain high caliber talent. These are elements of our executive compensation program where the value of the benefit in any given year is not variable. We believe that in order to attract and retain top-caliber executives, we need to provide executives with predictable benefit amounts that reward the executive's continued service and a mix of fixed longer-term and short-term elements allows us to achieve our dual goals of attracting and retaining executives (with the longer-term benefits geared toward retention and the short-term awards focused on recruitment).

        Our short-term cash incentive opportunity is primarily intended to hold executives accountable for operating performance, although we also believe it aligns our executive officers' interests with those of our stockholders and helps us attract, motivate and retain executives. Our long-term equity incentives are primarily intended to align our executive officers' interests with those of our stockholders, although we also believe they help hold executives accountable for performance and help us attract, motivate and retain executives. These elements of our current executive compensation program are designed to reward performance and the creation of stockholder value, and therefore the value of these benefits is dependent on performance. Each executive officer's short-term incentive opportunity is generally paid out on a semi-annual (annual, in the case of our former CEO, Alex Lidow) basis and is designed to reward performance for that period. Long-term equity incentives are generally paid out or earned on a longer-term basis and are designed to reward performance over one or more years.

        The individual compensation elements are intended to create a total compensation package for each executive officer that we believe achieves our compensation objectives and provides competitive compensation opportunities relative to companies in our comparative peer group. As indicated above, consistent with the Compensation Committee's past practice, for fiscal years 2007 and 2008 the Compensation Committee retained FW Cook to assist in assembling and analyzing compensation levels among peer companies, prepare compensation analysis and summaries with respect to the Company's executive officers, perform compensation reviews and make recommendations to the Compensation Committee regarding compensation programs and levels.

        For our compensation analysis during fiscal year 2006, which was considered for fiscal year 2007 compensation levels, we evaluated compensation information from a peer group of the following 18 publicly-traded technology and semiconductor companies, as identified by FW Cook in consultation with the Company, which had a revenue and market cap in a similar range as our Company at the time: Analog Devices, Vishay, Lam Research, LSI Logic, Maxim Integrated Products, National Semiconductor, Xilinx, Atmel, Fairchild Semiconductor International, ON Semiconductor, Cypress Semiconductor, Altera, Linear Technology, Microchip Technology, Integrated Device Technology, Intersil, Qlogic and Semtech. For our compensation analyses used to determine fiscal year 2008 compensation, we evaluated information from the same peer group except that AMIS Holdings, Microsemi, Silicon Laboratories and Skyworks Solutions were added so that our market cap was in a middle range relative to our peers, which we believed was necessary in light of the year-over-year change in our market cap since the fiscal year 2007 analyses were completed. The four additional companies were added to the peer group by the Company in consultation with FW Cook and we believe that they were appropriate for providing relevant comparative compensation data at the time. Further, in connection with the compensation analysis that was undertaken mid-year, competitive updates were prepared by FW Cook in the middle of fiscal year 2008 using the same peer group except that Lam Research and Maxim Integrated Products were excluded from the peer group because their SEC filings were not current at that time.

        Consistent with our compensation philosophies described above, our goal for fiscal year 2007 was to provide each 2007 Named Officer with an executive compensation program that was competitive in light of the compensation paid to comparable executives at our peer group companies. To that end, we generally targeted the level of each element of compensation at between the 50th and 75th percentile within our peer group of companies assuming target performance by the Company. Since the cash award opportunities for 2007 Named Officers were generally based on the achievement of particular performance goals, performance below target should result in total compensation paid to 2007 Named Officers at below their targeted levels compared to our peer group of companies.

        Similarly, our goal for fiscal 2008 was primarily to provide each 2008 Named Officer with an executive compensation program that was competitive in light of the compensation paid to comparable executives at our peer group companies. However, in light of the Company's Audit Committee investigation and restatement of our financial statements and the significant changes to the executive group that occurred during fiscal year 2007, the Company made certain changes in the structure of its compensation arrangements for fiscal year 2008, which are described below. Retaining certain key executives, such as

Mr. Dancer, and attracting an experienced and high caliber CEO were of critical importance to the Company and the long-term interests of our stockholders. Accordingly, while our practice has generally been to target the level of each element of compensation at between the 50th and 75th percentile within our peer group of companies assuming target performance by the Company, we exercised our discretion to set compensation levels at above the 75th percentile in negotiating the new employment arrangement for Mr. Dancer and the employment agreement for Mr. Khaykin as our new CEO.

Fiscal Year 2007 Executive Compensation Program Elements

Base Salaries

        The Compensation Committee reviews and approves base salaries for the executive officers annually and in connection with promotions or other changes in responsibilities. In addition, Eric Lidow, our former Chairman of the Board, was a party to an employment agreement with the Company that provided for a minimum base salary (which agreement was terminated upon his retirement on May 1, 2008). The Compensation Committee generally reviews base salaries for each executive officer in the first quarter of each fiscal year to set salaries. The Compensation Committee considers the base salary increases awarded to our other employees, each executive officer's length of service, our performance and growth, a subjective determination of each executive officer's past performance and expected future contributions, and the base salaries and total cash compensation and equity awards earned by comparable executives at our peer group companies (based on their published data). On August 31, 2006, the Compensation Committee approved an increase to the base salaries of Alex Lidow, Michael Briere, Donald Dancer, Michael McGee and Robert Grant to $800,000, $339,901, $364,260, $412,104 and $488,015, respectively. These increases were awarded based on the factors cited above. The base salary level for Alex Lidow was higher than the base salary levels for the other Named Officers reflecting his responsibility at the time as CEO for the overall operations of the Company. On April 9, 2007, the Company approved an increase to Linda Pahl's base salary to $243,848 at which time she served as the Company's Vice President, Corporate Finance. The "Summary Compensation Table—Fiscal Year 2007" below shows the base salary paid to each Named Officer for fiscal year 2007.

Short-Term Incentive Compensation Opportunity

        None of the 2007 Named Officers was entitled to a pre-set fixed minimum annual or target bonus. Instead, as in prior years, the Compensation Committee established a short-term cash incentive bonus program for our 2007 fiscal year that the Named Officers (other than Eric Lidow and Linda Pahl) were eligible to participate in and receive incentive compensation opportunities under. In light of Eric Lidow's position with the Company at the time, he was not considered for an annual bonus opportunity. Linda Pahl became an executive officer of the Company on the last day of our 2007 fiscal year, and thus her bonus opportunity for fiscal year 2007 was determined by Company management in accordance with Company practices for senior officers.

         2007 Bonus Program for Named Officers other than Linda Pahl.    Under the bonus program, Alex Lidow was eligible to receive an annual incentive opportunity for fiscal year 2007 and the other 2007 Named Officers were eligible to receive two semi-annual incentive opportunities for fiscal year 2007, with the first semi-annual incentive period established with respect to the first and second quarters of the fiscal year and the second semi-annual incentive period established for the third and fourth quarters of the fiscal year. At the beginning of fiscal year 2007, the Compensation Committee set Alex Lidow's maximum annual incentive opportunity, and for the other Named Officers, set the target and maximum semi-annual incentive compensation opportunities and the threshold, target and maximum performance goals for the two semi-annual incentive periods for the 2007 fiscal year. The Compensation Committee also established the minimum earnings-per-share threshold that must be met for the applicable performance period in order for any incentive to be earned by the 2007 Named Officers. The Compensation Committee set the target incentive opportunity for each 2007 Named Officer (other than Alex Lidow) and the maximum incentive opportunity for each 2007 Named Officer for our 2007 fiscal year as a percentage of his or her base salary. Each 2007 Named Officer's incentive opportunity was generally determined based on several factors, including comparable bonus opportunities in effect at our peer group companies (based on their published data), total cash compensation and equity awards earned by comparable executives at our peer group companies (based on their published data), internal comparability with percentage targets of other executives, and the Company's objective of creating appropriate incentives to maximize stockholder value. The maximum incentive opportunity for Alex Lidow was set at 120% of his base salary. The target semi-annual incentive opportunity for the other 2007 Named Officers was set at 70% of their respective base salaries and the maximum semi-annual incentive opportunity was set at 120% of their respective base salaries (with the target and maximum opportunities for each semi-annual period calculated using their respective base salary amounts paid during such period). An earnings per share threshold was set for Alex Lidow for the 2007 annual performance period (but the award of bonus remained in the discretion of the Compensation Committee), and an earnings per share threshold was set for each of the two 2007 semi-annual performance periods for the other 2007 Named Officers.

        For Alex Lidow, irrespective of the Company achieving the earnings per share threshold, his annual incentive opportunity would be determined at the discretion of the Compensation Committee up to the established maximum amount. For the other 2007 Named Officers, each 2007 Named Officer's incentive opportunity would become earned for the first semi-annual period based on quantitative financial performance measures tied to revenue, gross margin and earnings per share growth and individual performance objectives that were established for that period. For the second semi-annual period, each 2007 Named Officer's (other than Alex Lidow's) incentive opportunity would become earned based on quantitative financial performance measures tied to revenue, gross margin growth, selling, general and administrative ("SG&A") objectives, and individual performance objectives that were established for that period. The Company selected these performance measures because we believe they were closely correlated to our annual business objectives and growth in stockholder value, and were straightforward to administer and communicate. For the first semi-annual period, the Company needed to achieve (a) $654 million, $685 million, and $715 million revenue for threshold performance, target performance and maximum performance, respectively; (b) 41%, 41.5% and 42% gross margin for threshold performance, target performance and maximum performance, respectively and (c) $1.01, $1.21 and $1.29 in earnings per share for threshold performance, target performance and maximum performance, respectively. For the second semi-annual period, the Company needed to achieve the following to be based on the fourth fiscal quarter results (a) $280 million, $295 million, and $325 million revenue for threshold performance, target performance and maximum performance, respectively; (b) 47%, 48% and 49% gross margin for threshold performance, target performance and maximum performance, respectively; and (c) 15%, 14.5%, and 13.5% SG&A objectives for threshold, target and maximum performance, respectively. No incentive opportunities would be earned for a semi-annual period if a separate pre-established earnings per share threshold for that period was not achieved.

         2007 Bonus Program for Linda Pahl.    Under the bonus program for Linda Pahl, Ms. Pahl was eligible to receive two semi-annual incentive opportunities for fiscal year 2007, with the first semi-annual incentive period established with respect to the first and second quarters of the fiscal year and the second semi-annual incentive period established for the third and fourth quarters of the fiscal year. The Company set Ms. Pahl's target and maximum semi-annual incentive compensation opportunities and performance goals for the two semi-annual incentive periods for the 2007 fiscal year. Ms. Pahl's target incentive opportunity and the maximum incentive opportunity for our 2007 fiscal year was established as a percentage of her base salary, with the target semi-annual incentive opportunity set at 50% of her base salary and the maximum semi-annual incentive opportunity set at 60% of her base salary (with the target and maximum opportunities for each semi-annual period calculated using the base salary amount paid to Ms. Pahl during such period). For both semi-annual periods, Ms. Pahl's incentive opportunity would become earned based on financial performance measures and individual performance objectives that were established for each period.

        The amounts paid to each 2007 Named Officer under his or her 2007 annual incentive opportunity are presented in Column (g) of the "Summary Compensation Table—Fiscal Year 2007" below. The Compensation Committee determined that Alex Lidow was not entitled to an incentive compensation payout for fiscal year 2007. For Michael Briere, Donald Dancer, Michael McGee, and Robert Grant there was no incentive compensation payout for the semi-annual incentive period relating to the third and fourth fiscal quarters of fiscal year 2007 because the targeted goals were not achieved. As a result of Walter Lifsey's resignation from the Company on October 9, 2006, Mr. Lifsey received a pro-rated incentive compensation payout for the portion of the semi-annual incentive period relating to the first and second fiscal quarters of fiscal year 2007 he served as an employee. Mr. Lifsey was not entitled to an incentive compensation payout for the semi-annual incentive period relating to the third and fourth fiscal quarters of fiscal year 2007.

Discretionary Bonuses

        In addition to short-term incentive awards, the Compensation Committee has the discretion to award additional performance-based compensation if the Compensation Committee determines that a particular executive exceeded the objectives and/or goals established for such executive or made a unique contribution to the Company during the year. Consistent with this authority, the Compensation Committee approved the following bonuses in recognition of the substantial contributions by each of the following 2007 Named Officers in connection with the Company's sale of its PCS Business to Vishay during fiscal year 2007: Donald Dancer, $300,000, Michael Briere, $250,000, Robert Grant, $250,000 and Michael McGee, $300,000. These amounts are presented in Column (d) of the "Summary Compensation Table—Fiscal Year 2007" below.

Long-Term Equity Incentive Awards

        The Company's view is that the executive officers' long-term compensation should be directly linked to the value provided to our stockholders. The Company's general practice has been to make grants of stock options to executive officers and other key employees in the form of two semi-annual awards of nonqualified stock options, which were typically awarded in the first quarter and the third quarter of each fiscal year, and in connection with promotions or special events. Each award is granted with an exercise price equal to the closing price of the Company's common stock on the grant date. The Company's view had been that awarding options on a semi-annual basis helped to align annual awards with long-term stock price performance and permitted the Company to take into consideration the executive's performance on a shorter term basis in setting individual award levels. Stock options have been our preferred equity award because the options will not have any value unless the shares of the Company's common stock appreciate in value following the grant date. In the three fiscal years prior to 2007, we also granted a small number of restricted stock units as part of the total mix of long-term compensation, but stock options were our primary form of equity awards. We granted restricted stock units in addition to options to provide stability and to augment retention as a result of the market price volatility of the Company's common stock that is common in the semi-conductor industry. In order to maximize the Company's tax deduction in respect of employee stock options, the Company's policy is currently only to grant nonqualified options where the "spread" value on exercise is generally deductible by the Company.

        Stock option grants to our executive officers typically have a term of five years and vest in a series of installments over a three-year vesting period. This three-year vesting period is intended to provide an incentive for the executive officers to remain in our employ, and also focuses the executive officers on the long-term performance and business objectives of the Company for the benefit of our stockholders. Restricted stock unit grants to our executive officers also vest in a series of installments over a three-year period. We believe the three-year vesting period together with semi-annual grants expected to be made in successive years helps align actual realized compensation delivered with long-term return to our stockholders and strikes an appropriate balance between the interests of the Company, our stockholders and the individual executive officers in terms of the incentive, value creation and compensatory aspects of these equity awards.

        We considered several factors when determining the size of each 2007 Named Officer's fiscal year 2007 stock option awards. These factors included (i) the Company's and the individual 2007 Named Officer's performance during our 2006 fiscal year, (ii) the total cash compensation paid to the 2007 Named Officers in our 2006 fiscal year, (iii) the number and value of options previously granted, (iv) dilution effects on our stockholders and ensuring that an appropriate number of shares would be available for option awards to less-senior employees, (v) the number and value of long-term equity awards made to comparable executives at our peer group companies (based on their published data) and (vi) ensuring that the 2007 Named Officers were provided with total long-term equity compensation and total compensation amounts that we thought were appropriate and competitive. The number of options granted to each 2007 Named Officer during fiscal year 2007 and the grant-date fair value of these options as determined under SFAS No. 123(R) for purposes of the Company's financial statements is presented in the "Grants of Plan-Based Awards in Fiscal Year 2007" table below. A description of the material terms of the fiscal year 2007 stock option awards is presented in the narrative section following the "Grants of Plan-Based Awards in Fiscal Year 2007" table below.

        The Company has not historically had any program, plan or practice to time the grant of equity-based awards to our executives in coordination with the release of material non-public information. All equity grants are made under the Company's stock plans approved by the stockholders. The per share exercise price of options cannot be less than the closing price of the Company's common stock on the date of grant.

Non-Qualified Deferred Compensation Plan

        The Company maintains the DCP, which is a non-qualified deferred compensation plan for the benefit of its executives and other key employees and its directors. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the 2007 Named Officers, and members of the Board may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company incentive plan or 100% of their director fees to be earned during the following calendar year. In addition, the Company may make discretionary contributions, although it did not do so for fiscal year 2007. The Company believes that providing the executive officers with deferred compensation opportunities is a cost-effective way to permit officers to receive the tax benefits associated with delaying the income tax event on the compensation deferred, even though the related deduction for the Company is also deferred. Information with respect to the Named Officers' participation in the DCP is presented in the "Non-Qualified Deferred Compensation Plan Table—Fiscal Year 2007" and the material terms of the DCP are described following the "Non-Qualified Deferred Compensation Plan Table—Fiscal Year 2007" below.

401(k) Retirement Benefits

        The Company provides retirement benefits to its executive officers under the terms of its tax-qualified 401(k) plan. The Company's matching contribution is 150% of the first $200 of the participant's contribution, plus 50% of the next $5,400, with the aggregate matching contribution made by the Company, not to exceed $3,000 per participant in a plan year. In addition to the Company's matching contribution, the Board of Directors can make annual discretionary contributions in the form of cash or Company stock. The 2007 Named Officers participate in the plan on substantially the same terms as the other participating employees.

Perquisites

        The Company provides certain perquisites and personal benefits to the executive officers consisting primarily of an automobile allowance, patent award compensation, personal storage and personal driver services. We believe that perquisites and personal benefits are often a tax-advantaged way to provide the executive officers with additional annual compensation that supplements their other compensation opportunities, and therefore treat perquisites as another component of annual compensation that is merely paid in a different form. The perquisites and personal benefits paid to each 2007 Named Officer in fiscal year 2007 are reported in the "Summary Compensation Table—Fiscal Year 2007" below, and are explained in more detail in footnote (4) thereto.

Severance and Other Benefits

        During fiscal year 2007, none of the 2007 Named Officers (other than Walter Lifsey, our former Executive Vice President, Operations) were parties to any contract, plan or arrangement that provides the Named Officer with any severance or other payments at, following or in connection with a termination of employment with the Company. In connection with Mr. Lifsey's termination of employment on October 9, 2006, the Company entered into a transition and general release agreement (the "Transition Agreement") with Mr. Lifsey that provided him with severance benefits and other benefits in connection with his termination of employment. Please see the "Potential Payments Upon Termination or Change in Control" section below for a material description of the severance benefits that Mr. Lifsey became entitled to receive under the terms of his transition and general release agreement.

        During fiscal year 2007, the 2007 Named Officers were generally not entitled to any severance benefits upon or in connection with the occurrence of a change in control. However, unless the Board determines otherwise, under the terms of our stock incentive plans, if the Company undergoes a "change in control"

(as defined in the applicable stock incentive plan), then, like all other employees, 2007 Named Officers will receive immediate vesting and/or payout of their outstanding long-term incentive compensation awards. Although this vesting will occur whether or not a 2007 Named Officer's employment terminates, we believe it is appropriate to fully vest equity awards in these change in control situations because such a transaction may effectively end the 2007 Named Officers' ability to realize any further value with respect to the equity awards.

        On May 26, 2008, following Mr. Briere's resignation on December 31, 2007, the Company and Mr. Briere entered into a consulting agreement, pursuant to which Mr. Briere will provide Company with consulting services relating to the R&D activities of the Company for up to six months. Please see the "Potential Payments Upon Termination or Change in Control—Fiscal 2007; Named Officers other than Mr. Lifsey" section below for a description of the material terms of Mr. Briere's consulting agreement.

Fiscal Year 2008 Executive Compensation Program Elements

Base Salaries

        Each of our 2008 Named Officers (other than 2008 Named Officers who are no longer employed by the Company) is party to an employment agreement or letter agreement that provides for a fixed base salary, subject to annual review by the Company. The Compensation Committee generally reviews base salaries for each executive officer in the first quarter of each fiscal year to set salaries and in connection with promotions. The Compensation Committee considers the base salary increases awarded to our other employees, each executive officer's length of service, our performance and growth, a subjective determination of each executive officer's past performance and expected future contributions, and the base salaries and total cash compensation and equity awards earned by comparable executives at our peer group companies (based on their published data). In fiscal year 2008, the Company also considered the need to retain and/or attract key executives in light of the Company's current challenging business environment. As a result, Mr. Dancer's base salary was increased to $450,000 effective August 28, 2007 in connection with his promotion to acting CEO, Ms. Pahl's base salary was increased to $270,000 effective July 2, 2007 in connection with her promotion to Acting CFO and Mr. Rougee's base salary was increased to $330,000 effective October 29, 2007 in connection with his promotion to Executive Vice President, Operations. The base salary level for Mr. Khaykin, our CEO, is higher than the base salary levels for the other 2008 Named Officers reflecting his responsibility as CEO for the overall operations of the Company. The "Summary Compensation Table—Fiscal Year 2008" below shows the base salary paid to each 2008 Named Officer for fiscal year 2008.

Short-Term Incentive Compensation Opportunity

        As indicated above, each of our 2008 Named Officers (other than 2008 Named Officers who are no longer employed by the Company) is party to an employment agreement or offer letter that provides for an annual bonus opportunity with a specified target value.

        The Company's historical practice has been to establish a short-term cash incentive bonus program for the fiscal year that the executive officers were eligible to participate in and receive incentive compensation opportunities under. Under this program, executive officers were generally eligible to receive two semi-annual (or annual, in the case of certain executive officers) incentive opportunities for the applicable fiscal year, with the first semi-annual incentive period established with respect to the first and second quarters of the fiscal year and the second semi-annual incentive period established for the third and fourth quarters of the fiscal year. However, as a result of the significant changes in the executive group and the Company's current challenging business environment the Company did not establish a short-term cash incentive bonus program for fiscal year 2008. Rather, for fiscal year 2008, the Company determined the bonus opportunities for the 2008 Named Officers on an individual by individual basis. Messrs. Dancer, Knepper and Rougee and Ms. Pahl were the only 2008 Named Officers who were eligible for performance-based bonus opportunities for fiscal year 2008.

        Bonuses for fiscal year 2008 were determined by the Compensation Committee in its discretion. Following the end of the second quarter of the 2008 fiscal year, the Compensation Committee approved bonuses for Mr. Dancer, and Ms. Pahl with respect to the first and second quarters of the 2008 fiscal year, which were determined based on Mr. Dancer's and Ms. Pahl's target bonus opportunity of 75% and 50% of base salary respectively. In the case of Ms. Pahl, the Compensation Committee weighted 50% of her bonus on the Compensation Committee's subjective assessment of Ms. Pahl's individual performance and 50% on the Compensation Committee's subjective assessment of the Company's overall performance. In the case of Mr. Dancer, the Compensation Committee determined his bonus based on the Compensation Committee's subjective assessment of Mr. Dancer's individual performance in his role as acting CEO and on the Compensation Committee's subjective assessment of the Company's overall performance. The Compensation Committee also approved bonuses for Mr. Dancer and Ms. Pahl with respect to the third quarter of the 2008 fiscal year, based on the same criterion. No bonus was awarded for performance during the fourth quarter of the 2008 fiscal year. In light of the ongoing restatement of the Company's financial statements and the Company's challenging business environment, the Compensation Committee decided not to establish detailed performance criteria in advance of each semi-annual period, but rather to review actual performance and individual contributions over the course of the preceding semi-annual period and approve discretionary bonuses based on such measures.

        The Compensation Committee established a bonus opportunity for Mr. Knepper for fiscal year 2008 pursuant to which Mr. Knepper would be eligible to receive a cash bonus equal to 35% of his base salary if the Company were to become current in its financial statement reporting obligations to the SEC by June 16, 2008, a date chosen to correspond with the Company's goal for completion of its restated financial statements. Because this goal was not achieved, Mr. Knepper was not entitled to a bonus for fiscal year 2008. However, the Compensation Committee retains the discretion to award Mr. Knepper a bonus based on the Compensation Committee's assessment of his effort in completing the Company's restatements and other factors. As a consequence of this assessment, the Compensation Committee awarded Mr. Knepper his cash bonus equal to 35% of his base salary on September 22, 2008.

        Mr. Rougee became an executive officer on October 29, 2007. His bonus opportunity for the first semi-annual period of the 2008 fiscal year was determined by Company management in accordance with Company practices for senior officers. Under this program, Mr. Rougee was entitled to an incentive opportunity, consisting of a bonus target of 70% of his base salary, weighted 50% on the Company's subjective assessment of Mr. Rougee's individual goals and 50% on the Company's subjective assessment of the Company's overall performance. The Compensation Committee approved a bonus for Mr. Rougee with respect to the third quarter of the 2008 fiscal year. The Compensation Committee weighted 50% of Mr. Rougee's bonus on the Compensation Committee's subjective assessment of his individual performance and 50% on the Compensation Committee's subjective assessment of the Company's overall performance. No bonus was awarded for performance during the fourth quarter of the 2008 fiscal year. In light of the ongoing restatement of the Company's financial statements and the Company's challenging business environment, the Compensation Committee decided not to establish detailed performance criteria in advance of this semi-annual period, but rather to review actual performance and individual contributions over the course of the period and approve a discretionary bonus based on such measures.

        The amounts paid to Messrs. Dancer and Rougee and Ms. Pahl under his or her incentive opportunity are presented in Column (d) of the "Summary Compensation Table—Fiscal Year 2007" below. In addition to the incentive opportunities described above, Messrs. Dancer and Rougee and Ms. Pahl were awarded retention or other bonuses that are described below.

Retention and other Bonuses

        The Company entered into a letter agreement with Ms. Pahl on March 6, 2008 to provide her with additional incentives to reflect her increased responsibilities as Acting CFO in connection with the reconstruction and restatement of the Company's financial statements and other transition matters. This letter agreement provided, among other incentives, for a bonus payment of $100,000, if Ms. Pahl was an employee in good standing with the Company on June 2, 2008, or if her employment was terminated by the Company for any reason other than cause prior to June 2, 2008, in each case conditioned upon the Company completing its pending financial restatement by that time. As an additional retention incentive, the Company provided Ms. Pahl with a guaranteed bonus for each quarter that she continued to serve as the Acting CFO. The quarterly bonus for each of the first and second quarter of the 2008 fiscal year was $25,000, and the quarterly bonus for the third quarter of the 2008 fiscal year was $35,000. Ms. Pahl resigned prior to the end of the fourth quarter of the 2008 fiscal year and thus received a pro-rated portion of her $35,000 quarterly bonus for that quarter.

        Under the terms of the letter agreement with Mr. Dancer that the Company entered into on October 29, 2007 in connection with his becoming acting CEO, Mr. Dancer received a one-time cash incentive award of $100,000 upon entering into the letter agreement and he was entitled to receive a one-time special cash bonus of $400,000 payable on, or within ten business days after, March 1, 2008. In addition, when the Company and Mr. Dancer amended the letter agreement on March 6, 2008 in connection with Mr. Dancer stepping down from his position as acting CEO, Mr. Dancer became entitled to receive a one-time cash retention payment of $600,000 if he were employed by the Company on September 1, 2008 and a one-time cash retention payment of $400,000 if he is employed by the Company on March 1, 2009. If Mr. Dancer is terminated by the Company for any reason other than "cause" (as defined in his Severance Agreement), he will be entitled to the then-unpaid portion of the $600,000 and $400,000 retention bonuses. If Mr. Dancer terminates his employment for any reason before either retention payment becomes payable, he will be entitled to a prorated portion of that retention payment, such that if he had terminated his employment prior to September 1, 2008, he would have received a prorated portion of the $600,000 retention payment based on the number of days served between March 1, 2008 and September 1, 2008. Mr. Dancer received the one-time cash payment of $600,000 because he was employed by the Company on September 1, 2008.

        In the first quarter of fiscal year 2008, Mr. Rougee was awarded a bonus of $25,000 in recognition of Mr. Rougee's additional responsibilities undertaken to support the CEO's role in managing the Company's manufacturing operations while the Company continued its search for a principal officer overseeing worldwide manufacturing. Mr. Rougee was also awarded a bonus of $25,000 in October 2007 for similar reasons.

        The Company believes that the foregoing retention bonuses and incentives are appropriate in light of the importance of retaining Ms. Pahl, and Messrs. Dancer and Rougee. Please see the "Compensation of Named Officers—Description of Base Salary and Bonus Amounts—Fiscal Year 2008" section below for a description of the material terms of Ms. Pahl's and Mr. Dancer's letter agreements.

        In connection with Mr. Khaykin entering into an employment agreement with the Company, Mr. Khaykin was entitled to receive a one-time signing bonus equal to $575,000 less the amount of the fiscal year 2007 bonus he receives from his prior employer Mr. Khaykin received $567,000 from his prior employer and was therefore entitled to receive $8,000 from the Company on account of the signing bonus.

        The amounts payable under these retention and signing bonus arrangements in fiscal year 2008 are reported in Column (d) of the "Summary Compensation Table—Fiscal Year 2008" below.

Long-Term Equity Incentive Awards

        The Company's view is that the executive officers' long-term compensation should be directly linked to the value provided to our stockholders. The Company's general practice has been to make grants of stock options to executive officers and other key employees in the form of two semi-annual awards of nonqualified stock options, which are typically awarded in the first quarter and the third quarter of each fiscal year, and in connection with promotions or special events. For additional detail about our general long-term equity award practice and the general terms of these awards, please see the material under "Fiscal Year 2007 Executive Compensation Program—Long-Term Equity Incentive Awards."

        While the foregoing represents the Company's historical practice and philosophy, as previously disclosed, because the Company was not current in its financial statement reporting obligations to the SEC at the time grants are usually made, the Compensation Committee determined that it was advisable to delay the annual grants for the 2008 fiscal year, including the semi-annual grants and any grants in connection with promotions and special events, until the Company again became current in its reporting obligations to the SEC. In order to provide retention incentives, however, the Compensation Committee approved binding commitments to grant stock options to certain of our 2008 Named Officers as described below and to selected key employees. These awards were to be granted on the third business day after the Company again became current in filing its financial reporting obligations to the SEC or, if such date was within 15 days prior to the close of a fiscal quarter or was subsequent to the close of a fiscal quarter but prior to the filing with the SEC of the Company's periodic or annual report on Form 10-Q or 10-K for such quarter, then on the third business day following such filing with the SEC (the "Scheduled Grant Date"); provided in each case, that the executive is still employed by the Company. The Scheduled Grant Date did not occur in the 2008 fiscal year or as of the date of this report, and therefore these commitments remain outstanding as of the date of this report.

        In connection with Mr. Khaykin's commencement of employment, the Company agreed to grant Mr. Khaykin an option to purchase 750,000 shares of the Company's common stock on the third trading day on the NYSE after the Company again became current in its financial reporting obligations to the SEC which was August 6, 2008, with a per-share exercise price equal to the closing market price of a share on such date, which was $18.55, and an award of 250,000 restricted stock units on such date. The options will vest and become exercisable and the restricted stock units will vest and become payable in five substantially equal installments on each of the first five anniversaries of March 1, 2008 (the date Mr. Khaykin's employment commenced), subject to his continued employment. If a change in control of the Company were to occur prior to the grant date (which it did not), Mr. Khaykin's right to the option grant would terminate and instead his restricted stock unit award would be increased to (i) 375,000 if the change in control were to occur within six months after March 1, 2008 or (ii) 500,000 if the change in control were to occur on or after the six month anniversary of March 1, 2008 (in each case, in lieu of the 250,000 restricted stock units described above), and the restricted stock unit award as so increased would be granted upon (or, as may be necessary to give effect to the grant, immediately prior to) the occurrence of the change in control; provided, however, the Company would have the right at its option to pay Mr. Khaykin a lump sum amount upon or within thirty days after the change in control (in lieu of the restricted stock unit award) equal to the number of shares subject to such award that would have been vested at the time of the change in control multiplied by the fair market value of a share of the Company's common stock at the time of the change in control. The Company and Mr. Khaykin agreed that these awards are intended to satisfy the Company's obligation to grant equity awards to Mr. Khaykin for the initial four years of his employment. The Company believes that the size and mix of the equity awards to Mr. Khaykin were appropriate in order to induce Mr. Khaykin to join the Company at a time when the Company was experiencing significant business challenges.

        In connection with Mr. Dancer's promotion to acting CEO, the Company agreed to grant Mr. Dancer an option to purchase 75,000 shares of the Company's common stock on the Scheduled Grant Date. The options will vest and become exercisable in three substantially equal installments on each of the first three anniversaries of October 29, 2007. In addition, the Company agreed to grant Mr. Dancer an award of a number of restricted stock units determined by dividing $500,000 by the fair market value of a share of the Company's common stock on the Scheduled Grant Date. The restricted stock units will be fully vested on the grant date. In each case, the award of options and restricted stock units is subject to Mr. Dancer being employed with the Company on the Scheduled Grant Date.

        In addition, in connection with Ms. Pahl's promotion to acting CFO, the Company agreed to grant Ms. Pahl an option to purchase 20,000 shares of the Company's common stock and 6,000 restricted stock units on the Scheduled Grant Date, subject to her continued employment. The options will vest and become exercisable in three substantially equal installments on each of the first three anniversaries of October 29, 2007. Ms. Pahl subsequently forfeited her right to the option award upon her resignation from the Company prior to the Scheduled Grant Date.

        In connection with Mr. Barrow's commencement of employment, the Company agreed to grant Mr. Barrow an option to purchase 75,000 shares of the Company's common stock when the Company again became current in its financial reporting obligations to the SEC and restricted stock units covering 25,000 shares of the Company's common stock, subject to his continued employment. These options to purchase Company common stock (at a per share exercise price of $18.55) and restricted stock units were granted on August 6, 2008. In addition, in connection with Mr. Rougee's promotion to Executive Vice President, Operations, the Company agreed to grant Mr. Rougee an option to purchase 20,000 shares of the Company's common stock on the Scheduled Grant Date, subject to his continued employment. Each of these awards would be subject to the terms and conditions of the Company's current stock option plan and the Company's standard vesting requirements. The Company determined the number and mix of equity awards as reasonable for the responsibilities to be undertaken by Mr. Barrow and Mr. Rougee. Mr. Rougee subsequently forfeited his right to the option award upon his resignation from the Company prior to the Scheduled Grant Date.

        The Company has not historically had any program, plan or practice to time the grant of equity-based awards to our executives in coordination with the release of material non-public information; however the

Company has adopted a practice for future grants to new hires and promotions for the grants to generally be made on the third trading day following the filing of the Company's next periodic report with the SEC. All equity grants are made under the Company's stock plans approved by the stockholders. The per share exercise price of options cannot be less than the closing price of the Company's common stock on the date of grant.

Non-Qualified Deferred Compensation Plan

        The Company maintains the DCP for the benefit of its executives and other key employees and its directors. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the 2008 Named Officers, and members of the Board may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company incentive plan or 100% of their director fees to be earned during the following calendar year. In addition, the Company may make discretionary contributions, although it did not do so for fiscal year 2008. The Company believes that providing the executive officers with deferred compensation opportunities is a cost-effective way to permit officers to receive the tax benefits associated with delaying the income tax event on the compensation deferred, even though the related deduction for the Company is also deferred. Information with respect to the 2008 Named Officers' participation in the DCP is presented in the "Non-Qualified Deferred Compensation Plan Table—Fiscal Year 2008" and the material terms of the DCP are described following the "Non-Qualified Deferred Compensation Plan Table—Fiscal Year 2008" below.

401(k) Retirement Benefits

        The Company provides retirement benefits to its executive officers under the terms of its tax-qualified 401(k) plan. The Company's matching contribution is 150% of the first $200 of the participant's contribution, plus 50% of the next $5,400, with the aggregate matching contribution made by the Company, not to exceed $3,000 per participant in a plan year. In addition to the Company's matching contribution, the Board of Directors can make annual discretionary contributions in the form of cash or Company stock. The 2008 Named Officers participate in the plan on substantially the same terms as the other participating employees.

Perquisites

        The Company provides certain perquisites and personal benefits to the executive officers. The nature and amount of these perquisites vary among the executive officers and generally include one or more of the following: automobile allowance, patent award compensation, personal storage, relocation benefits, tax planning and personal driver services. We believe that perquisites and personal benefits are often a tax-advantaged way to provide the executive officers with additional annual compensation that supplements their other compensation opportunities, and therefore treat perquisites as another component of annual compensation that is merely paid in a different form. The perquisites and personal benefits paid to each 2008 Named Officer in fiscal year 2008 are reported in the "Summary Compensation Table—Fiscal Year 2008" below, and are explained in more detail in footnote (4) thereto.

Severance and Other Benefits

        At the beginning of fiscal year 2008, none of the executive officers of the Company were parties to any contract, plan or arrangement that provided the executive officers with any severance or other payments at, following or in connection with a termination of employment with the Company. During fiscal year 2008, in order to support our compensation objective of attracting, retaining and motivating qualified executives and in light of the Company's circumstances during fiscal year 2008, the Company determined that it was in the best interests of the Company and our stockholders to provide our executive officers with severance protections upon certain types of termination. Accordingly, the Company provides such protections for our 2008 Named Officers and other executive officers. The severance protections are negotiated on an individual by individual basis in connection with the negotiation of other employment terms, typically in connection with the entering into of employment agreements or employment offer letters or separation agreements with each executive officer. The Compensation Committee evaluates the level of severance benefits, if any, to provide to an executive officer on a case-by-case basis, and in general, the Company considers these severance protections an important part of an executive's compensation.

        As described in more detail below under "Potential Payments Upon a Termination of Change in Control—Fiscal Year 2008," the employment agreement for Mr. Khaykin provides Mr. Khaykin with severance and other benefits upon an actual or constructive termination of employment, with enhanced benefits if such termination occurs in connection with a change in control of the Company. Mr. Dancer is entitled to severance benefits under his October 29, 2007 letter agreement (as amended by his March 6, 2008 letter agreement) and enhanced severance benefits under his Severance Agreement with the Company if such termination occurs in connection with a change in control of the Company. The employment offer letter for Mr. Knepper also provides certain limited severance protections that the Compensation Committee believes reflect the Company's general policies to attract, retain and motivate executive officers. During fiscal year 2008, Mr. Barrow was not entitled to any severance protections under his agreements with the Company; although the Company had discretion to provide severance benefits in the event of a termination of employment or other negotiated separation from the Company. The Company entered into separation agreements with each of Linda Pahl, Alex Lidow, Eric Lidow, and Marc Rougee in connection with their termination of employment that provided for severance and other benefits that were individually negotiated in each case.

        Unless the Board determines otherwise, under the terms of our stock incentive plans, if the Company undergoes a "change in control" (as defined in the applicable stock incentive plan), then, like all other employees, Named Officers will receive immediate vesting and/or payout of their outstanding long-term incentive compensation awards. Although this vesting will occur whether or not a Named Officer's employment terminates, we believe it is appropriate to fully vest equity awards in these change in control situations because such a transaction may effectively end the Named Officers' ability to realize any further value with respect to the equity awards.

        Please see the "Potential Payments Upon Termination or Change in Control—Fiscal Year 2008" section below for a description of the potential payments that may be made to the 2008 Named Officers (other than the 2008 Named Officers no longer employed by the Company) in connection with their termination of employment or a change in control and a description of the payments that have become payable to our 2008 Named Officers who are no longer employed by the Company.

Compensation Committee Actions After Fiscal Year 2008

        As described above, on August 6, 2008, the Compensation Committee awarded Mr. Khaykin and Mr. Barrow stock options and restricted stock unit awards in satisfaction of the Company's obligation to grant such awards in connection with the Company again becoming current in its reporting obligations to the SEC on August 1, 2008.

        On August 15, 2008, the Compensation Committee established a short-term cash incentive bonus program for the Company's 2009 fiscal year, in which each of the 2008 Named Officers (other than the 2008 Named Officers who are no longer employed by the Company) are eligible to participate. Under the 2009 incentive bonus program, each officer is eligible to receive a cash bonus for fiscal year 2009, expressed as an individual target bonus established for each officer, and determined through the Company's level of achievement of certain performance goals and each officer's achievement of individualized goals established for each such officer. The Company must achieve a threshold performance goal in order for any bonus to be paid under the incentive bonus program.

        On August 21, 2008, the Company entered into a change in control severance agreement with Michael Barrow, substantially in the same form as provided to Mr. Dancer, and as described herein, except that Mr. Barrow would receive a cash severance payment equal to a multiple of one times the sum of his annual rate of base salary and his target bonus for the fiscal year in which the termination occurred, rather than the multiple of two times applicable to Mr. Dancer. The severance agreement generally provides, in the event of a voluntary termination for good reason (as defined therein) or an involuntary termination other than for cause (as defined therein), following, or in specific contemplation of, a change in control of the Company, for a payment of one times annual salary and target bonus, the acceleration of vesting of all unvested equity and stock option grants, continuation of COBRA benefits for eighteen months and payment of a modified excise tax gross-up. In addition, on August 21, 2008, the Compensation Committee adopted a general severance policy that is applicable to the 2008 Named Officers (other than the 2008 Named Officers who are no longer employed by the Company) in the event that their employment is terminated for reasons other than for cause. The adoption of the severance practices do not supersede any existing agreement with any executive officer. Under the severance practices, such officers could be provided with a severance benefit from the Company of up to fifty-two weeks of base pay, a maximum of one year following employment termination date to exercise vested stock options, six months' continued medical plan coverage and six months outplacement services under Company practices. Severance arrangements may include certain additional covenants in favor of the Company and may include certain additional severance pay to compensate the officer for being able to consult with the Company or to assist with the transition of duties. An executive officer would be required to provide a release of claims in order to receive any enhanced severance benefits. Notwithstanding the adoption of the severance practices, the practices are non-binding and the Compensation Committee retains the discretion and the authority to review, approve, modify or alter under then existing circumstances any such arrangement prior to the execution of any agreement with the executive officer.

Section 162(m) Policy

        Under current Internal Revenue Service guidance, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any year to the corporation's CEO and other three most highly compensated executive officers (not including the principal financial officer). However, Section 162(m) exempts qualifying performance-based compensation from the deduction limit if certain other requirements are met. As one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Action will be taken to qualify most compensation approaches to ensure deductibility, except in those limited cases in which the Compensation Committee believes stockholder interests are best served by retaining flexibility. In such cases, the Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

COMPENSATION COMMITTEE REPORT(1)

        The Compensation Committee has certain duties and powers as described in its Charter. The Compensation Committee is currently comprised of the four (4) Non-Employee Directors named at the end of this report, each of whom is independent as defined by the NYSE listing standards.

        The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and our discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis ("CD&A") section be included in this proxy statement. The CD&A section includes information for the Company's 2007 fiscal year and 2008 fiscal year based on the date of the filing of this report.

The Compensation Committee of the Board of Directors

                      Rochus E. Vogt (Chairperson)
                      Jack O. Vance
                      Robert S. Attiyeh
                      Richard J. Dahl

COMPENSATION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

        All of the Compensation Committee members whose names appear on the Compensation Committee Report above served as members of the Compensation Committee during all of our 2007 fiscal year and our 2008 fiscal year other than Richard J. Dahl, whose service as a member of the Compensation Committee began in February 2008. No current member of the Compensation Committee is a current or former executive officer or employee of the Company, or had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of the Company's executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during either our 2007 fiscal year or our 2008 fiscal year.

(1)
SEC filings sometimes "incorporate information by reference." This means a company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

 SUMMARY COMPENSATION TABLE—FISCAL YEAR 2007

        The following table presents information regarding compensation of our 2007 Named Officers for services rendered during fiscal year 2007.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)	All Other Compensation ($)(4) (i)	Total ($) (j)
Alexander Lidow Chief Executive Officer(5)	2007	781,538	—	—	634,036	—	—	16,765	1,432,339
Linda Pahl, Acting Chief Financial Officer(6)	2007	233,231	180,000	—	43,712	124,937	—	4,354	586,234
Eric Lidow Chairman of the Board(5)	2007	670,451	—	—	—	—	—	94,080	764,531
Michael Briere Executive Vice President, Research & Development(7)	2007	338,378	250,000	16,033	351,834	77,133	—	17,967	1,051,345
Donald R. Dancer Executive Vice President, General Counsel and Secretary	2007	362,220	300,000	16,033	278,263	82,661	—	10,725	1,049,902
Michael McGee, Former Executive Vice President and Chief Financial Officer(8)	2007	409,490	300,000	16,033	64,303	72,799	—	83,827	946,452
Robert Grant, Former Executive Vice President, Global Sales and Marketing(9)	2007	485,829	250,000	16,033	64,303	86,617	—	108,056	1,010,838
Walter Lifsey, Former Executive Vice President, Operations(10)	2007	113,696	—	2,672	1,259,961	46,648	—	590,382	2,013,359

(1)
For Messrs. Dancer, Briere, Grant and McGee, the amounts reported in column (d) above represent the one-time bonuses paid to the 2007 Named Officer in connection with the Company's divestiture of its Power Control Systems business to Vishay Intertechnology, Inc. during fiscal year 2007.

(2)
The amounts reported in Column (e) and (f) above reflect the aggregate dollar amounts recognized for option and restricted stock unit awards for financial statement reporting purposes with respect to fiscal year 2007 (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see (i) the discussion of option and restricted stock unit awards contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the 2007 Annual Report, and (ii) similar Stock-Based Compensation Plan notes contained in the Company's Consolidated Financial Statements filed with Annual Reports on Form 10-Ks for prior fiscal years as to the option and restricted stock unit awards granted in those years, each of which notes is incorporated herein by reference.

(3)
The amounts reported in Column (g) above represent amounts payable in respect of the 2007 Named Officers' incentive compensation opportunity for first semi-annual incentive period of fiscal year 2007.

(4)
The amount reported in Column (i) for Mr. Alex Lidow consists of an automobile allowance; patent award compensation; personal storage; a matching contribution under the Company's 401(k) plan ($3,000); and premiums for life insurance ($1,728). The amount reported for Ms. Pahl consists of a matching contribution under the Company's 401(k) plan ($3,000); and premiums for life insurance ($1,354). The amount reported for Mr. Eric Lidow consists of an automobile allowance; personal driver services; premiums for life insurance ($1,005); and payout for paid time off in excess of the Company annual threshold ($85,876). The amount reported for Mr. Briere consists of an automobile allowance; patent award compensation; a matching contribution under the Company's 401(k) plan ($3,000); and premiums for life insurance ($1,005). The amount reported for Mr. Dancer consists of an automobile allowance; a matching contribution under the Company's 401(k) plan ($3,000); and premiums for life insurance ($1,005). The amount reported for Mr. McGee consists of an automobile allowance; a matching contribution under the Company's 401(k) plan ($3,000); premiums for life insurance ($1,005); payout for paid time off in excess of the Company annual threshold ($8,405); and final payout of accrued but unpaid time-off in connection with his termination of employment ($64,494). The amount reported for Mr. Grant consists of an automobile allowance; a matching contribution under the Company's 401(k) plan ($3,000); premiums for life insurance ($1,005); payout for paid time off in excess of the Company annual threshold ($34,354); and final payout of accrued but unpaid time-off in connection with his termination of employment ($63,235). The amount reported for Mr. Lifsey consists of an automobile allowance; premiums for life insurance ($567); a final payout of accrued but unpaid time-off in connection with his termination of employment ($67,261); and salary continuation and other severance payments following his resignation under the terms of his Transition and General Release Agreement with the Company ($520,745).

(5)
Messrs. Alex Lidow and Eric Lidow served on the Company's Board during fiscal year 2007, but did not receive any separate compensation for their service on the Board. Mr. Alex Lidow resigned as CEO and as a director effective October 2, 2007. Mr. Eric Lidow retired from the Company and resigned as the Chairman of the Board and as a director effective May 1, 2008.

(6)
Ms. Pahl resigned from the Company effective April 16, 2008. The Company entered into a Consulting Agreement with Ms. Pahl's consulting company (of which she is the principal) on that date.

(7)
Mr. Briere resigned from the Company effective December 31, 2007.

(8)
Mr. McGee's employment with the Company was terminated effective July 1, 2007. As a result of his termination, Mr. McGee forfeited option awards representing 473,500 shares of common stock (of which 401,834 were vested) and 666 restricted stock units. Accordingly, there is no future realizable value related to any of his previous option awards.

(9)
Mr. Grant resigned from the Company effective July 1, 2007. As a result of his resignation, Mr. Grant forfeited option awards representing 611,687 shares of common stock (of which 540,021 were vested) and 666 restricted stock units. Accordingly, there is no future realizable value related to any of his previous option awards.

(10)
Mr. Lifsey resigned from the Company effective October 9, 2006. The amount reported as "Salary" in the table above includes the base salary paid to Mr. Lifsey in fiscal 2007 prior to his resignation. As a result of his resignation, Mr. Lifsey forfeited option awards representing 21,666 shares of common stock and 666 restricted stock units. Accordingly, there is no future realizable value related to those previous equity awards.

Compensation of 2007 Named Officers

        The "Summary Compensation Table—Fiscal Year 2007" above quantifies the value of the different forms of compensation earned by or awarded to our 2007 Named Officers during our 2007 fiscal year. The primary elements of each 2007 Named Officer's total compensation reported in the table are base salary, an annual incentive compensation opportunity and long-term equity incentives consisting of stock options. 2007 Named Officers also earned or were paid the other benefits listed in Column (i) of the "Summary Compensation Table—Fiscal Year 2007," as further described in footnote (4) to the table.

        The Summary Compensation Table—Fiscal Year 2007 should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each 2007 Named Officer's base salary and the discretionary bonus received by each 2007 Named Officer, if any, is provided immediately following this paragraph. The Grants of Plan-Based Awards in Fiscal Year 2007 table, and the description of the material terms of the nonqualified stock options granted in fiscal year 2007 and the 2007 Named Officers' annual incentive compensation opportunity that follows it, provides information regarding the stock options and incentive bonus opportunities awarded to 2007 Named Officers during our 2007 fiscal year. The Outstanding Equity Awards at Fiscal Year Ended June 30, 2007 and Option Exercises and Stock Vested in Fiscal Year 2007 tables provide further information on the 2007 Named Officers' potential realizable value and actual value realized with respect to their equity awards. The discussion of the potential payments due upon a termination of employment or change in control that follows is intended to further explain the potential future payments that are, or may become, payable to our 2007 Named Officers under certain circumstances.

Description of Base Salaries, Discretionary Bonuses and
Employment Agreements of 2007 Named Officers

         Base Salary.    During fiscal year 2007, none of the 2007 Named Officers except Mr. Eric Lidow was employed by the Company pursuant to the terms of an employment agreement (Mr. Lidow's employment was terminated upon his retirement on May 1, 2008). The employment agreement for Mr. Eric Lidow provided for a minimum base salary of $500,000. Each 2007 Named Officer's base salary for the Company's 2007 fiscal year was the amount reported for the 2007 Named Officer in the "Summary Compensation Table—Fiscal Year 2007" above.

         Discretionary Bonus Awards.    In recognition of the substantial contributions by each of the following 2007 Named Officers in connection with the Company's sale of its PCS Business to Vishay during fiscal year 2007, the Compensation Committee approved special bonuses to Messrs. Dancer, Briere, Grant and McGee. These amounts are presented in Column (d) of the Summary Compensation Table—Fiscal Year 2007 above.

 GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2007

        The following table presents information regarding the (i) nonqualified stock options that were granted to the 2007 Named Officers during our 2007 fiscal year under our 2000 Stock Incentive Plan and (ii) potential target and maximum amounts payable in respect of the 2007 Named Officers' annual (for Alex Lidow) and two semi-annual (for the other 2007 Named Officers) incentive compensation opportunities for our 2007 fiscal year. The material terms of each of these compensation opportunities are described below.

					All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)						Grant Date Fair Value of Stock and Option Awards ($)(2) (l)
Exercise or Base Price of Option Awards ($/Sh) (k)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)
Alexander Lidow	8/31/06 —	— —	— —	— 960,000	— —	115,000 —	35.30 —	1,473,725 —
Linda Pahl	8/31/06 4/3/07 —	— — —	— — 139,620	— — 139,620	— — —	4,000 3,700 —	35.30 38.51 —	51,260 42,476 —
Eric Lidow	—	—	—	—	—	0	0	0
Michael Briere	8/31/06 4/3/07 —	— — —	— — 237,931	— — 407,881	— — —	35,000 20,000 —	35.30 38.51 —	448,525 229,600 —
Donald R. Dancer	8/31/06 4/3/07 —	— — —	— — 254,982	— — 437,112	— — —	35,000 20,000 —	35.30 38.51 —	448,525 229,600 —
Michael McGee(3)	8/31/06 4/3/07 —	— — —	— — 288,473	— — 494,525	— — —	35,000 20,000 —	35.30 38.51 —	448,525 229,600 —
Robert Grant(4)	8/31/06 4/3/07 —	— — —	— — 341,611	— — 585,618	— — —	35,000 20,000 —	35.30 38.51 —	448,525 229,600 —
Walter Lifsey(5)	—	—	295,609	506,758	—	—	—	—

(1)
For Alex Lidow, amounts represent the potential amounts payable for our 2007 fiscal year in respect of Alex Lidow's annual incentive opportunity at the maximum level. For the other 2007 Named Officers (other than Eric Lidow), amounts represent the potential amounts payable for our 2007 fiscal year in respect of these 2007 Named Officers' two semi-annual incentive opportunity at target and maximum performance levels. In each case, the amounts were determined after giving effect to the increase of each 2007 Named Officer's base salary (if any) that was made during fiscal year 2007. The actual amounts payable to each 2007 Named Officer for our 2007 fiscal year are reported in Column (g) (Non-Equity Incentive Plan Compensation) of the Summary Compensation Table above. Mr. Eric Lidow was not considered for an incentive opportunity for fiscal year 2007.

(2)
For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see the discussion of nonqualified option awards contained in Part II, Item 8, Note 7, "Stock-Based Compensation" to the Company's Consolidated Financial Statements, included in the 2007 Annual Report.

(3)
As a result of Mr. McGee's termination effective July 1, 2007, Mr. McGee forfeited options that were granted in fiscal year 2007 representing 55,000 shares of common stock and he forfeited his non-equity incentive plan award for the second semi-annual incentive period for fiscal year 2007.

(4)
As a result of Mr. Grant's resignation effective July 1, 2007, Mr. Grant forfeited options that were granted in fiscal year 2007 representing 55,000 shares of common stock and he forfeited his non-equity incentive plan award for the second semi-annual incentive period for fiscal year 2007.

(5)
As a result of Mr. Lifsey's resignation on October 9, 2006, Mr. Lifsey forfeited his non-equity incentive plan award for the first and second semi-annual incentive periods for the 2007 fiscal year.

Description of Plan-Based Awards—Fiscal 2007

         Nonqualified Options.    Each stock option granted during fiscal year 2007 may be exercised to purchase one share of our common stock at an exercise price equal to the fair market value of the underlying common stock on the grant date. Each 2007 Named Officer's stock option award has a term of five years, and subject to each 2007 Named Officer's continued employment, one-third of his or her stock option award will vest and become exercisable on each of the first three anniversaries of the grant date. If a 2007 Named Officer's employment terminates for any reason, the unvested portion of his or her stock option award will immediately terminate. Vested options will generally remain outstanding and exercisable for 30 days after a 2007 Named Officer's termination of employment, although this period is extended to 12 months if the termination of employment is because of death, total disability or retirement. Any vested options that are not exercised within the applicable post-termination of employment exercise window will terminate, and both vested and unvested options will immediately terminate upon a 2007 Named Officer's termination of employment for cause.

        Unless the Compensation Committee determines otherwise, if the Company undergoes a "change in control event" (as defined in the 2000 Plan) each stock option will become fully vested and exercisable. Any options that become vested in connection with a change in control event generally must be exercised prior to the transaction, or they will be terminated in connection with the transaction. In addition, if there is a transaction such as a reclassification, recapitalization, merger, consolidation, combination, spin-off or asset sale, the Compensation Committee may provide for a cash settlement or assumption, substitution or exchange of any or all outstanding awards.

        Each 2007 Named Officer's stock option award was granted under, and is subject to the terms of, the 2000 Plan. The Plan is administered by the Compensation Committee, and the Compensation Committee has the ability to interpret and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding stock options to reflect the corporate transactions described above, and making provision to ensure that participants satisfy any required withholding taxes. The 2007 Named Officers are not entitled to any dividend equivalent rights on their stock option award, and stock option awards are generally only transferable to a beneficiary of a 2007 Named Officer upon his death or as approved by the Compensation Committee.

         Fiscal Year 2007 Year Bonus Opportunity.    As discussed in more detail in the Compensation Discussion and Analysis, in order for any incentive opportunity to be earned by our 2007 Named Officers (other than Mr. Eric Lidow or Ms. Pahl) for fiscal year 2007, the Company was required to achieve a pre-established earnings per share threshold established for the applicable incentive period. In light of Mr. Eric Lidow's position with the Company at that time, he was not considered for an annual incentive opportunity. Linda Pahl became an executive officer of the Company on July 1, 2007, and thus her bonus opportunity for fiscal year 2007 was determined by Company management in accordance with Company practices for the establishment of bonuses for senior officers of the Company.

        For our 2007 fiscal year, Alex Lidow had a maximum annual incentive compensation opportunity equal to 120% of his base salary, while Messrs. Briere, Dancer, McGee, Grant and Lifsey had a target annual incentive opportunity equal to 70% of their respective base salaries and a maximum annual incentive compensation opportunity equal to 120% of their base salaries. Ms. Pahl had a target annual incentive opportunity equal to 50% of her base salary and a maximum annual incentive compensation opportunity equal to 60% of her base salary. For Mr. Alex Lidow, the amount payable, if any, is determined in the discretion of the Compensation Committee but in no event would such bonus exceed the established maximum amount. For Messrs. Briere, Dancer, McGee, Grant and Lifsey, each 2007 Named Officer's incentive opportunity would become earned for the first semi-annual period based on quantitative financial performance measures tied to revenue, gross margin growth, SG&A objectives and individual performance objectives that were established for that period and each 2007 Named Officer's incentive opportunity would become earned for the second semi-annual period based on quantitative financial performance measures tied to revenue, gross margin growth, SG&A objectives and individual performance objectives that were established for that period. For Ms. Pahl, Ms. Pahl's incentive opportunity would become earned for each semi-annual period based on financial performance measures and individual performance objectives that were established for each period. The Grants of Plan Based Awards table above for Alex Lidow shows the potential amount that would have been payable for our fiscal year 2007 in respect of Alex Lidow's annual incentive had he been awarded his maximum award. The Grants of Plan Based Awards table above for each other 2007 Named Officer (other than Eric Lidow) shows the potential amount that was payable for our two 2007 semi-annual incentive periods in respect of these 2007 Named Officers' incentive opportunities, assuming the applicable performance measures were each attained at target and maximum performance levels and, for each 2007 Named Officer other than Ms. Pahl, and that the applicable earnings per share threshold established by the Compensation Committee was met. Alex Lidow did not receive an incentive bonus for fiscal year 2007. For Messrs. Briere, Dancer, McGee and Grant, because the Company did not achieve the applicable performance measures for the second semi-annual incentive period, no bonuses were earned by such 2007 Named Officers for such period. In addition, as a result of Mr. Lifsey's resignation prior to the last day of the second quarter of fiscal year 2007, Mr. Lifsey received a pro-rated bonus for the portion of the first semi-annual incentive period during which he served as an employee. Mr. Lifsey was not eligible for a bonus for the second semi-annual incentive period during fiscal year 2007. The actual amounts paid in respect of the 2007 Named Officers' incentive opportunities for the Company's fiscal year 2007 are reported in the "non-equity incentive plan compensation" column of the "Summary Compensation Table—Fiscal Year 2007" above.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED JUNE 30, 2007

        The following table presents information regarding the outstanding equity awards held by each 2007 Named Officer as of the end of our 2007 fiscal year.

						Stock Awards
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(3) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(4) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5) (h)
Alexander Lidow	139,000	0		11.375	6/13/2009
	220,000	0		63.88	8/28/2010
	150,000	0		34.85	8/21/2011
	150,000	0		45.79	3/5/2009
	150,000	0		40.10	8/26/2010
	16,667	33,333		48.10	8/30/2010
	0	115,000		35.30	8/30/2011	0	0	0	0
Linda Pahl	800	0		41.875	2/28/2010
	2,000	0		54.125	6/26/2010
	4,000	0		59.35	6/10/2011
	5,775	0		45.79	3/5/2009
	1,667	3,333		41.53	4/9/2011
	0	4,000		35.30	8/30/2011
	0	3,700		38.51	4/2/2012	0	0	0	0
Eric Lidow	94,000	0		12.625	7/6/2009
	200,000	0		33.875	1/27/2010
	100,000	0		63.88	8/28/2010
	100,000	0		34.85	8/21/2011
	100,000	0		45.79	3/5/2009
	100,000	0		40.10	8/26/2010	0	0	0	0
Michael Briere	25,000	0		52.29	11/23/2010
	12,000	0		45.25	3/8/2011
	10,000	0		43.49	3/28/2010
	10,000	20,000		48.10	8/30/2010
	5,000	10,000		41.74	3/28/2011
	0	35,000		35.30	8/30/2011
	0	20,000		38.51	4/2/2012	666	24,815	0	0
Donald R. Dancer	31,000	0		21.74	8/27/2009
	10,000	0		25.35	11/24/2009
	3,250	0		19.49	3/10/2010
	30,000	0		40.10	8/26/2010
	15,000	0		45.25	3/8/2011
	10,000	0		43.49	3/28/2010
	3,334	6,666		48.10	8/30/2010
	1,667	3,333		34.69	11/20/2010
	5,000	10,000		41.74	3/28/2011
	0	35,000		35.30	8/30/2011
	0	20,000		38.51	4/2/2010	666	24,815	0	0

						Stock Awards
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(3) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(4) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5) (h)
Michael McGee	50,000	0		41.875	2/28/2010
	50,000	0		63.88	8/28/2010
	25,000	0		59.35	6/10/2011
	65,000	0		34.85	8/21/2011
	100,000	0		45.79	3/5/2009
	10,000	0		21.74	8/27/2009
	10,000	0		25.35	11/24/2009
	17,500	0		19.49	3/10/2010
	30,000	0		40.10	8/26/2010
	26,000	0		45.25	3/8/2011
	10,000	0		43.49	3/28/2010
	3,334	6,666		48.10	8/30/2010
	5,000	10,000		41.74	3/28/2011
	0	35,000		35.30	8/30/2011
	0	20,000		38.51	4/2/2012	666	24,815	0	0
Robert Grant	25,000	0		63.88	8/28/2010
	25,000	0		37.19	11/19/2010
	25,000	0		43.84	2/19/2011
	25,000	0		59.35	6/10/2011
	7,296	0		33.99	7/2/2011
	65,000	0		34.85	8/21/2011
	50,000	0		38.09	11/18/2011
	100,000	0		45.79	3/5/2009
	5,000	0		21.74	8/27/2009
	2,500	0		25.35	11/24/2009
	7,864	0		19.49	3/10/2010
	19,736	0		27.09	6/5/2010
	30,000	0		40.10	8/26/2010
	26,000	0		45.25	3/8/2011
	33,291	0		34.27	8/24/2014
	10,000	0		43.49	3/28/2010
	3,334	6,666		48.10	8/30/2010
	5,000	10,000		41.74	3/28/2011
	0	35,000		35.30	8/30/2011
	0	20,000		38.51	4/2/2012	666	24,815	0	0

						Stock Awards
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(3) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(4) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5) (h)
Walter Lifsey	3,000	0		10.25	5/6/2009
	8,000	0		20.75	11/21/2009
	12,000	0		41.875	2/28/2010
	25,000	0		37.19	11/19/2010
	10,000	0		59.35	6/10/2011
	10,000	0		34.85	8/21/2011
	40,000	0		45.79	3/5/2009
	100,000	0		45.550	6/3/2009
	20,000	0		21.740	8/27/2009
	20,000	0		25.35	11/24/2009
	40,000	0		19.49	3/10/2010
	50,000	0		40.10	8/26/2010
	10,000	0		45.25	3/8/2011
	10,000	0		43.49	3/28/2010
	3,334	0		48.100	8/30/2010

(1)
All exercisable options are currently vested.

(2)
All unexercisable options are currently unvested. Subject to each 2007 Named Officer's continued employment, these options ordinarily become vested over a three-year period, with one-third of each option grant becoming vested on each of the first three anniversaries of the grant date. As described in the "Potential Payments Upon Termination or Change in Control—Fiscal Year 2007" section below, all or a portion of each option grant may vest earlier in connection with a change in control.

(3)
The expiration date shown is the normal expiration date and the latest date that options may be exercised. Options may terminate earlier in certain circumstances, such as in connection with a 2007 Named Officer's termination of employment or in connection with certain corporate transactions, including a change in control.

(4)
The restricted stock unit awards granted to Messrs. Briere, Dancer, McGee, and Grant becomes vested in three substantially equal annual installments on the first three anniversaries of the grant date, subject to the 2007 Named Officer's continued employment through each vesting date.

(5)
The aggregate market value of outstanding restricted stock unit awards is based on the closing price of the Company's common stock on June 30, 2007, which was the last trading day of the 2007 fiscal year.

 OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2007

        The following table presents information regarding the exercise of stock options by the 2007 Named Officers during our 2007 fiscal year, and on the vesting during our 2007 fiscal year of restricted stock unit awards held by the 2007 Named Officers.

	Option Awards		Stock and Unit Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(2) (e)
Alexander Lidow	—	—	—	—
Linda Pahl	—	—	—	—
Eric Lidow	160,000	3,032,766	—	—
Michael Briere	—	—	334	11,790
Donald R. Dancer	13,750	295,644	334	11,790
Michael McGee	—	—	334	11,790
Robert Grant	10,900	239,728	334	11,790
Walter Lifsey	—	—	334	11,790

(1)
The dollar amounts shown for stock options in Column (c) above equal the differences between (i) the per-share closing price of our common stock on the exercise date and (ii) the exercise price of those options.

(2)
The dollar amounts shown for restricted stock unit awards in Column (e) above are determined by multiplying (i) the number of shares of restricted stock units becoming vested by (ii) the per-share closing price of our common stock on the vesting date.

NON-QUALIFIED DEFERRED COMPENSATION PLAN TABLE—FISCAL YEAR 2007

        The following table sets forth summary information regarding contributions to and account balances under the Company's DCP, for and as of the last day of the 2007 fiscal year.

Name	Executive Contributions in FY 2007 ($)(1)	Registrant Contributions in FY 2007 ($)(2)	Aggregate Earnings in FY 2007 ($)	Aggregate Withdrawals/ Distributions ($)(2)	Aggregate Balance at End FY 2007 ($)
Alexander Lidow	—	—	—	—	—
Linda Pahl	—	—	—	—	—
Eric Lidow	—	—	—	—	—
Michael Briere	166,143	—	27,993	—	303,250
Donald R. Dancer	—	—	—	—	—
Michael McGee	—	—	—	—	—
Robert Grant	250,743	—	86,271	—	676,917
Walter Lifsey	—	—	—	—	—

(1)
Reflects base salary amounts earned by the 2007 Named Officers during fiscal year 2007 and contributed to the DCP by the 2007 Named Officers during fiscal year 2007. Accordingly, these amounts are also included in Column (c) of the "Summary Compensation Table—Fiscal Year 2007" above.

(2)
There were no Company contributions or individual withdrawals or distributions with respect to any of the 2007 Named Officers under the DCP during fiscal year 2007.

        The Company maintains the DCP which became effective July 5, 2004. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the 2007 Named Officers, and members of the Board may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company incentive plans or 100% of their director fees to be earned during the following fiscal year. In addition, the Company may make discretionary contributions.

        Account balances are credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by the Company. Participants are at all times 100% vested in the amounts credited to their deferral accounts with respect to their deferrals. Amounts credited with respect to discretionary Company contributions are subject to vesting requirements, if any, imposed on such amounts by the Company. Participants will be eligible to receive distributions of the amounts credited to their accounts at or after their termination of employment, retirement, disability, death, change in control of the Company or upon another previously determined scheduled distribution date, in a lump sum or installments pursuant to elections made under the rules of the DCP. For the 2007 Named Officers, Section 409A of the Code requires that distributions may not occur earlier than six months following the 2007 Named Officer's termination of employment. The DCP is not funded by the Company, and participants have an unsecured contractual commitment by the Company to pay the amounts due under the DCP. The Company has purchased corporate-owned life insurance to offset this liability. The Company did not make any discretionary contributions under the DCP during fiscal year 2007.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL—FISCAL YEAR 2007

        The following section describes the benefits that may become payable to the 2007 Named Officers in connection with certain terminations of their employment with the Company and/or a change in control of the Company. For Michael Briere, Michael McGee and Robert Grant, the following section also describes the benefits that have become payable, if any, to such executive in connection with the termination of the respective executive officer's termination with the Company on December 31, 2007, July 1, 2007, and July 1, 2007, respectively. For Alex Lidow, Eric Lidow and Linda Pahl, who are also 2008 Named Officers, the section entitled "Potential Payments Upon Termination or Change in Control—Fiscal Year 2008" also describes the benefits that have become payable to each executive in connection with the termination of their employment with the Company during fiscal year 2008. For Mr. Lifsey, the following section describes the benefits that became payable to Mr. Lifsey in connection with his resignation on October 9, 2006.

        In addition to the termination benefits described below, outstanding equity based-awards held by our 2007 Named Officers may also be subject to accelerated vesting in connection with certain changes in control of the Company under the terms of the Company's equity incentive plans. For purposes of this section, for the 2007 Named Officers we have calculated the value of any option or restricted stock or unit award that may be accelerated in connection with a change in control of the Company to be the full value of such award (i.e., the full "spread" value for option awards and the full price per share of the common stock for stock and unit awards on June 30, 2007, which was the last trading day of the 2007 fiscal year).

        In addition to the benefits described below, upon a 2007 Named Officer's retirement or other termination of employment or certain changes on control of the Company, the 2007 Named Officer may receive a payout of his or her nonqualified deferred compensation balance under the Company's DCP (unless the officer has elected to receive his account balance in installments). Please see the "Non-qualified Deferred Compensation—Fiscal Year 2007" table above and related discussion of the Company's DCP for a description of these deferred compensation payments.

Named Officers other than Mr. Lifsey

        As of the last day of fiscal year 2007, none of our 2007 Named Officers (other than Mr. Lifsey) were parties to any contract, plan or arrangement that would have provided the 2007 Named Officer with any severance or other payments at, following or in connection with, a termination of employment with the Company.

        Upon the termination of Mr. McGee's and Mr. Grant's employment with the Company effective July 1, 2007, neither executive was a party to any termination or other agreement and neither was entitled to any severance or other benefits in addition to the payment of accrued but unpaid obligations, such as earned but unpaid base salary and vacation. Upon Mr. Briere's voluntary resignation from the Company effective December 31, 2007, Mr. Briere was not entitled to receive any severance benefits under his Severance Agreement and was not a party to any other agreement that provided for severance benefits upon his resignation in addition to the payment of accrued but unpaid obligations, such as earned but unpaid base salary and vacation. The Company entered into a consulting agreement between the Company and Mr. Briere dated May 26, 2008, pursuant to which Mr. Briere agrees to provide the Company with consulting services relating to the R&D activities of the Company for a fee of $36,000 per month and a term of up to six months.

Estimated Severance and Change in Control Benefits—Fiscal Year 2007

        As described above, as of the last day of fiscal year 2007, none of our 2007 Named Officers who were employed by the Company on the last day of fiscal year 2007 (other than Mr. Lifsey) were parties to any contract, plan or arrangement that would have provided the 2007 Named Officer with any severance or other payments at, following or in connection with a termination of employment with the Company. However, they would have been entitled to accelerated vesting of their outstanding stock options and restricted stock units in connection with a change in control of the Company. Therefore, the following table lists the estimated value to the 2007 Named Officers (other than Mr. Lifsey) of the accelerated vesting if a change in control of the Company had occurred on July 1, 2007.

Name	Estimated Total Value of Equity Acceleration ($)(1)
Alexander Lidow	4,184,915
Linda Pahl	7,840
Eric Lidow	3,233,690
Michael Briere	93,415
Donald R. Dancer	764,237
Michael McGee	835,340
Robert Grant	823,047

    (1)
    This column represents the intrinsic value of the 2007 Named Officer's awards that would accelerate upon a change in control of the Company. For options, this amount is calculated by multiplying the amount (if any) by which $37.26 (the closing price of our common stock on June 29, 2007, the last trading day of our 2007 fiscal year) exceeds the exercise price of the option by the number of shares subject to the accelerated portion of the option. For restricted stock units, this amount is calculated by multiplying $37.26 by the number of restricted stock units subject to the accelerated portion of the award.

Walter Lifsey

        In connection with Mr. Lifsey's termination of employment, the Company entered into a transition and general release agreement with Mr. Lifsey effective October 9, 2006 (the "Transition Agreement"). Under the terms of the Transition Agreement, Mr. Lifsey agreed to provide consulting services to the Company through December 29, 2006. During this consulting period, the Company agreed to continue to pay Mr. Lifsey his base salary. In addition, the Company agreed to reimburse Mr. Lifsey for premiums charged to continue medical coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act ("COBRA") for the six month period following his resignation. In addition, at the end of the consulting period, Mr. Lifsey became entitled to receive a lump sum severance payment in an amount equal to 12 months base salary. Mr. Lifsey was also eligible to receive a pro-rated bonus payment for his contributions during the first half of fiscal year 2007. Further, the Transition Agreement provides that Mr. Lifsey's stock options continued to vest through December 29, 2006 and the options would remain exercisable until December 28, 2007, at which time any options not exercised by December 28, 2007 would expire. On November 29, 2007, the Compensation Committee extended the December 28, 2007 expiration date of the options to September 30, 2008. In addition, Mr. Lifsey agreed not to compete with the Company for the one-year period following his resignation. If he did not compete with the Company during this one-year period, he would receive an additional lump sum payment equal to 12 months base salary. Mr. Lifsey also agreed not to solicit for employment by a competitor of the Company any of the Company's employees and to a release in favor of the Company. Mr. Lifsey received payments under the Transition Agreement of $942,745 in the aggregate, which represents all of the payment due to him under the Transition Agreement.

 SUMMARY COMPENSATION TABLE—FISCAL YEAR 2008

        The following table presents information regarding compensation of our 2008 Named Officers for services rendered during fiscal year 2008.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(2) (f)		Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)	All Other Compensation ($)(3) (i)	Total ($) (j)
Oleg Khaykin, Chief Executive Officer	2008	245,192	8,000	866,525	961,055		—	—	42,077	2,122,849
Peter Knepper, acting Chief Financial Officer	2008	154,138	—	—	—		—	—	191,139	345,277
Donald R. Dancer Executive Vice President and Chief Administrative Officer	2008	436,809	628,487	460,586	535,011		—	—	32,941	2,093,834
Michael Barrow, Executive Vice President and Chief Operations Officer	2008	74,038	—	—	—		—	—	1,743	75,781
Alexander Lidow, Former Chief Executive Officer(4)	2008	206,154	—	—	3,748,034	(8)	—	—	153,071	4,107,259
Linda Pahl, Former Chief Financial Officer(5)	2008	486,001	163,882	—	39,228		—	—	257,471	946,582
Eric Lidow Former Chairman of the Board(4)	2008	564,726	—	—	525,308		—	—	1,633,692	2,723,726
Marc Rougee, Former Executive Vice President, Operations(6)	2008	310,262	102,664	—	125,509		—	—	702,286	1,240,721

(1)
For Mr. Khaykin, the amount reported in Column (d) above represents the signing bonus that became payable to Mr. Khaykin upon entering into an employment agreement with the Company. For Mr. Dancer, the amount reported in Column (d) above represents the aggregate bonuses that were paid Mr. Dancer under the terms of his letter agreement with the Company and the aggregate bonuses paid to Mr. Dancer in respect of the first and second semi-annual incentive periods of fiscal 2008. For Ms. Pahl, the aggregate amount reported in Column (d) represents the aggregate guaranteed quarterly bonuses paid to Ms. Pahl under the terms of letter agreement with the Company and the aggregate bonuses that were paid to Ms. Pahl in respect of the first and second semi-annual incentive periods of fiscal 2008. For Mr. Rougee, the amount reported in Column (d) above represents the aggregate retention and discretionary bonuses that were paid to Mr. Rougee during the 2008 fiscal year.

(2)
The amounts reported in Column (e) and (f) above reflect the aggregate dollar amounts recognized for option and restricted stock unit awards for financial statement reporting purposes with respect to fiscal year 2008 (disregarding any estimate of forfeitures related to service-based vesting conditions).

No stock options or stock awards were granted in fiscal year 2008. However, for financial statement reporting purposes under SFAS No. 123(R), the Company was required to recognize a compensation charge in fiscal year 2008 with respect to the stock options and restricted stock unit awards that the Company had committed to grant to Messrs. Khaykin and Dancer under the terms of their respective employment agreement or letter agreement (as applicable). Even though these stock options and restricted stock units were not granted in fiscal year 2008, the Company was required to recognize a compensation charge under SFAS No. 123(R) with respect to these awards in fiscal year 2008 because the Company agreed to provide Messrs. Khaykin and Dancer with vesting credit for their service during fiscal year 2008 on the date the respective awards would be granted. See "Grants of Plan Based Awards In Fiscal Year 2008" below for a description of the vesting terms of these awards. With respect to Mr. Khaykin's awards, the Company is accounting for the option awards in accordance with SFAS No. 123(R) by measuring the fair value of the option awards at each reporting period from March 1, 2008 until the date the options were granted (which was August 6, 2008) and the Company is accounting for the restricted stock units by measuring their fair value on March 1, 2008. The Company estimated the value of the option awards for Mr. Khaykin by using the Black-Scholes options pricing model with the following assumptions: (i) an expected life of the award of 5 years; (ii) an annual interest rate of 3.36%; (iii) Company stock price volatility of 43.56%; and (iv) an annual dividend yield on the Company's common stock of 0.0%. As a result, the Company recorded a total compensation expense in fiscal year 2008 of $1.8 million with respect to these future awards to Mr. Khaykin. With respect to Mr. Dancer's awards, the Company is accounting for the option awards in accordance with SFAS No. 123(R) by measuring the fair value of the option awards at each reporting period from October 29, 2007 until the date the options are granted and the Company is accounting for the restricted stock units by measuring their fair value on October 29, 2007. The Company estimated the value of the option awards for Mr. Dancer by using the Black-Scholes options pricing model with the following assumptions: (i) an expected life of the award of 3.5 years; (ii) an annual interest rate of 2.92%; (iii) Company stock price volatility of 43.56%; and (iv) an annual dividend yield on the Company's common stock of 0.0%. As a result, the Company recorded a total compensation expense in fiscal year 2008 of $1.0 million with respect to these future awards to Mr. Dancer. The Company applied different expected life and interest rate assumptions for Mr. Dancer's options than those that were used for Mr. Khaykin's options to reflect the different duration of the options and the interest rate market conditions at the time of the Company's commitment to grant each of the awards. The actual compensation expense the Company will record with respect to these future awards to Mr. Dancer will be determined following the grant date to reflect the actual exercise price and terms upon grant and therefore may differ from the estimates set forth above.

  For a discussion of the assumptions and methodologies used to calculate the amounts reported as to the option and restricted stock unit awards granted to the 2008 Named Officers in prior fiscal years, please see the discussion of option and restricted stock unit awards contained in Stock-Based Compensation Plan notes to the Company's Consolidated Financial Statements contained in the Company's Consolidated Financial Statements filed on Form 10-Ks for such prior fiscal years, each of which notes is incorporated herein by reference.

  In addition, of the total amount reported in Column (f) for Mr. Alex Lidow, $2,368,981, is attributable to the extension of the date by which Mr. Lidow may exercise his option awards following the termination of his employment and $1,192,726 is attributable to the accelerated vesting of his option awards upon his termination of employment. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the modification of Mr. Alex Lidow's option awards.

  The amount reported in Column (f) for Mr. Eric Lidow, $525,308, is attributable to the extension of the date by which Mr. Lidow may exercise his option awards upon his retirement/termination of employment. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the modification of Mr. Eric Lidow's option awards.

(3)
The amount reported in Column (i) for Mr. Khaykin consists of relocation expenses ($19,134); tax planning services ($7,067); attorneys' fees incurred in connection with Mr. Khaykin's employment agreement ($15,000); and life insurance premiums ($876). The amount reported for Mr. Knepper consists of premiums for life insurance ($292). Between January 2008 and April 15, 2008 (and prior to the date that Mr. Knepper became an employee of the Company), the Company engaged the services of Tatum LLC, an executive outsourcing company ("Tatum"), to provide the Company with certain financial support services. Mr. Knepper, who was an employee of Tatum during such time, provided such services to the Company on behalf of Tatum. Pursuant to the terms of Tatum's agreement with Mr. Knepper, Mr. Knepper was entitled to receive 70% of the amount received by Tatum in connection with his services to the Company (following a 5% administrative fee for Tatum). Therefore, the amount reported for Mr. Knepper also includes $190,847, which is the amount that Mr. Knepper received from Tatum in connection with his services to the Company. The amount reported for Mr. Dancer consists of an automobile allowance; premiums for life insurance ($1,527); and paid time off in excess of the Company threshold ($24,694). The amount reported for Mr. Barrow consists of relocation expenses ($1,585). The amount reported for Mr. Alex Lidow consists of an automobile allowance; personal storage; premiums for life insurance ($584); and final payout of accrued but unpaid time-off in connection with his termination of employment ($146,904). The amount reported for Ms. Pahl consists of a matching contribution under the Company's 401(k) plan ($3,000); premiums for life insurance ($788); medical benefits under COBRA ($2,762); paid time-off in excess of Company threshold ($6,393); final payout of accrued by unpaid time-off in connection with her termination of employment ($39,028); and consulting fees paid to Ms. Pahl through Pahl Consulting, Inc. pursuant to the terms of the Consulting Agreement entered into with the Company upon her resignation from the Company ($205,500). The amount reported for Mr. Eric Lidow consists of an automobile allowance; personal driver services through his date of retirement; paid time-off in excess of Company annual threshold ($82,504); final payment of accrued by unpaid time-off in connection with his retirement and termination of employment ($103,997); premiums for life insurance ($4,946) through his date of retirement; the estimated cost of providing continued medical and life insurance benefits for the remainder of his life and the estimated cost of providing continued medical and life insurance benefits to his spouse for the remainder of her life ($553,256); and the estimated cost of providing Mr. Lidow with an office space, an assistant and a personal driver for the remainder of his life ($877,930). The amount reported for Mr. Rougee consists of matching contribution under the Company's 401(k) plan ($3,000); premiums for life insurance ($1,114); paid time-off in excess of Company annual threshold ($1,140); final payout of accrued by unpaid time-off in connection with his termination of employment ($37,032); and severance payment ($660,000).

(4)
Messrs. Alex Lidow and Eric Lidow served on the Company's Board during fiscal year 2008, but did not receive any separate compensation for their service on the Board. Mr. Alex Lidow resigned as CEO and as a director effective October 2, 2007. Mr. Eric Lidow retired from the Company and resigned as the Chairman of the Board and as a director effective May 1, 2008.

(5)
Ms. Pahl resigned from the Company effective April 16, 2008. The Company entered into a Consulting Agreement with Ms. Pahl's consulting company (of which she is the principal) on that date.

(6)
Mr. Rougee resigned from the Company effective May 30, 2008.

Compensation of 2008 Named Officers

        The "Summary Compensation Table—Fiscal Year 2008" above quantifies the value of the different forms of compensation earned by or awarded to our Named Officers during our 2008 fiscal year. The primary elements of each 2008 Named Officer's total compensation reported in the table are base salary, retention bonuses, and an annual incentive compensation opportunity. 2008 Named Officers also earned or were paid the other benefits listed in Column (i) of the "Summary Compensation Table—Fiscal Year 2008," as further described in footnote (3) to the table.

        The "Summary Compensation Table—Fiscal Year 2008" should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each 2008 Named Officer's base salary and the retention bonuses received by each 2008 Named Officer, if any, is provided immediately following this paragraph. The Grants of Plan-Based Awards in Fiscal Year 2008 table, and the description of the 2008 Named Officers' annual incentive compensation opportunity that follows it, provides information regarding the incentive bonus opportunities awarded to Named Officers during our 2008 fiscal year. The Outstanding Equity Awards at Fiscal Year Ended June 30, 2008 and Option Exercises and Stock Vested in Fiscal Year 2008 tables provide further information on the 2008 Named Officers' potential realizable value and actual value realized with respect to their equity awards. The discussion of the potential payments due upon a termination of employment or change in control that follows is intended to further explain the potential future payments that are, or may become, payable to our 2008 Named Officers under certain circumstances.

Description of Employment Agreements, Salary and Bonus Amounts of 2008 Named Officers

        The Company has entered into an employment agreement with Mr. Khaykin, and employment letter agreements with each of Messrs. Dancer, Knepper, Barrow and Rougee and Ms. Pahl. Also, the Company had previously entered into an employment agreement with Mr. Eric Lidow that terminated upon his retirement and termination of employment. Provisions relating to post-termination of employment benefits are discussed below "Potential Payments upon Termination of Change in Control—Fiscal Year 2008."

         Mr. Khaykin.    The Company and Mr. Khaykin, the Company's CEO, are parties to an employment agreement dated February 6, 2008, providing for Mr. Khaykin to become the Company's President and CEO effective March 1, 2008. Mr. Khaykin's agreement generally provides for a three-year term, with annual renewals for up to four additional years unless either party provides a timely written notice of non-renewal. Mr. Khaykin's agreement provides that Mr. Khaykin's base salary shall be $750,000 annually, Mr. Khaykin will have a target annual incentive bonus opportunity equal to 100% of his base salary and

Mr. Khaykin will receive a one-time signing bonus equal to $575,000 less the amount of the fiscal year 2007 bonus he receives from his prior employer; Mr. Khaykin received $567,000 from his prior employer and is entitled to receive $8,000 from the Company on account of the signing bonus. Mr. Khaykin also received stock options and restricted stock units granted under the 2000 Plan in such amounts and on such terms set forth in Mr. Khaykin's agreement and described above under "Fiscal Year 2008 Executive Compensation Program Elements—Long-Term Incentive Awards" on the third trading day on the NYSE that followed the day on which the Company again became current in its financial reporting obligations to the SEC. Under Mr. Khaykin's agreement, the Company agreed to appoint Mr. Khaykin to the Company's Board promptly following March 1, 2008. In connection with any expiration of the term of Mr. Khaykin's Board seat during his period of employment with the Company, the Company has agreed to re-nominate Mr. Khaykin to the Board at the related annual meeting of the Company's stockholders. Mr. Khaykin's agreement also provides Mr. Khaykin with severance payments and benefits upon his termination of employment. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the material terms of these benefits.

         Mr. Dancer.    On October 29, 2007, the Company and Mr. Dancer entered into a letter agreement in connection with his promotion to Acting CEO and to reflect Mr. Dancer's new position as Chief Administrative Officer. Under the terms of the letter agreement, which was subsequently amended on March 6, 2008, Mr. Dancer is provided with a minimum annual base salary of $450,000 effective as of August 28, 2007, which may be increased by the Company from time to time in its discretion, but not be decreased below the initial amount specified in his letter. His annual target bonus is 75% of his base salary. Mr. Dancer also received a one-time cash incentive award of $100,000 upon entering into the letter agreement and he received a one-time special cash bonus of $400,000 that was payable on, or within ten business days after, March 1, 2008. In addition, under the letter agreement he is entitled to be granted 75,000 options and an award of vested restricted stock units in such amounts and on such terms set forth in Mr. Dancer's letter agreement and described above under "Fiscal Year 2008 Executive Compensation Program Elements—Long-Term Incentive Awards" on the third trading day on the NYSE that followed the day on which the Company again became current in its financial reporting obligations to the SEC or, if such date was within 15 days prior to the close of a fiscal quarter or was subsequent to the close of a fiscal quarter but prior to the filing with the SEC of the Company's periodic or annual report on Form 10-Q or 10-K for such quarter, then on the third business day following such filing with the SEC.

        The Company and Mr. Dancer amended the letter agreement on March 6, 2008 to supplement its terms in connection with Mr. Dancer stepping down from his position as Acting CEO when Mr. Khaykin became the Company's President and CEO. Pursuant to the amended letter agreement, in addition to Mr. Dancer's base salary, annual bonus opportunity and the special cash bonus Mr. Dancer became entitled to receive on March 1, 2008, Mr. Dancer became entitled to receive a one-time cash retention payment of $600,000 if he were employed by the Company on September 1, 2008 and a one-time cash retention payment of $400,000 if he is employed by the Company on March 1, 2009. If Mr. Dancer is terminated by the Company for any reason other than for "cause" (as defined in his Severance Agreement), he will be entitled to the then-unpaid portion of the $600,000 and $400,000 retention bonuses. If Mr. Dancer's had terminated his employment for any reason before September 1, 2008, he would have received a prorated portion of the $600,000 retention payment based on the number of days served between March 1, 2008 and September 1, 2008. Mr. Dancer received the one-time cash payment of $600,000 because he was employed by the Company on September 1, 2008. Therefore, if Mr. Dancer is terminated by the Company for any reason other than for "cause" (as defined in his Severance

Agreement), he will be entitled to the then-unpaid portion of the $400,000 retention bonus. If Mr. Dancer terminates his employment for any reason before March 1, 2009, he will receive a prorated portion of the $400,000 retention payment based on the number of days served between September 1, 2008 and March 1, 2009. Further, in addition to the award of stock options and restricted stock units contemplated by the letter agreement, Mr. Dancer will be entitled to receive equity awards on a basis that is consistent with the level and terms of equity awards provided to other executive officers of the Company, subject to the discretion of the Compensation Committee. The letter agreement (as amended) also provides Mr. Dancer with severance payments and benefits upon his termination of employment. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the material terms of these benefits.

         Mr. Knepper.    The Company and Mr. Knepper entered into a letter agreement providing for Mr. Knepper to become the Company's Acting CFO effective April 16, 2008. The offer letter provides that Mr. Knepper's base salary shall be $63,000 per month and Mr. Knepper will have a target annual incentive bonus opportunity equal to 35% of his base salary. Mr. Knepper's employment with the Company is on an "at will" basis, and can be terminated by the Company or Mr. Knepper for any reason at any time. The letter agreement also provides Mr. Knepper with severance payments upon his termination of employment in certain circumstances. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the material terms of these benefits.

         Mr. Barrow.    On March 28, 2008, the Company entered into a letter agreement providing for Mr. Barrow to become the Company's Executive Vice President and Chief Operations Officer effective April 1, 2008. Mr. Barrow's agreement provides that Mr. Barrow's base salary shall be $350,000 annually and Mr. Barrow will have a target annual incentive bonus opportunity equal to 70% of his base salary. The agreement also provided that Mr. Barrow would receive stock options and restricted stock units under the 2000 Plan in such amounts and on such terms set forth in Mr. Barrow's agreement and described above under "Fiscal Year 2008 Executive Compensation Program Elements—Long-Term Incentive Awards" on the third trading day on the NYSE that follows the day on which the Company is again current in its financial reporting obligation to the SEC. The stock options and restricted stock units were granted on August 6, 2008. Mr. Barrow is also entitled to a car allowance and relocation benefits.

         Ms. Pahl.    On March 6, 2008, the Company entered into a letter agreement with Ms. Pahl to provide her with additional incentives to reflect her increased responsibilities in connection with the reconstruction and restatement of the Company's financial statements and other transition matters. This letter agreement provides for: (i) a bonus payment of $100,000, if Ms. Pahl is an employee in good standing with the Company on June 2, 2008, or if her employment is terminated by the Company for any reason other than cause prior to June 2, 2008, in each case conditioned upon the Company completing its pending financial restatement by that time; (ii) an enhanced severance payment equal to one year's base pay, in lieu of any other severance benefit from the Company, if Ms. Pahl's employment is terminated following June 2, 2008 for any reason other than by the Company for cause; and (iii) an increase in Ms. Pahl's quarterly incentive bonus from $25,000 to $35,000 effective February 1, 2008, with the quarterly incentive bonus pro-rated for any partial quarter Ms. Pahl serves as the Company's Acting CFO. Additionally, the letter agreement provides that if the Company appoints another person to serve as the Company's CFO, the Company will appoint Ms. Pahl to the position of Senior Vice President—Finance rather than return Ms. Pahl's to her position immediately prior to her service as the Company's Acting CFO. Further, following Ms. Pahl's service as the Company's Acting CFO, Ms. Pahl may elect to become a part-time employee for a minimum of ninety days to assist in any transition, with compensation to be determined by good faith agreement of the parties at the beginning of any such service. Ms. Pahl resigned from the Company effective April 16, 2008 and entered into a Consulting Agreement with the Company on that date. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the material terms of the severance benefits that became payable to Ms. Pahl upon her resignation.

         Mr. Eric Lidow.    Mr. Eric Lidow was employed by the Company pursuant to the terms of an employment agreement, which terminated upon Mr. Lidow's retirement on May 1, 2008. The employment agreement for Mr. Eric Lidow provided for a minimum base salary of $500,000. Mr. Lidow entered into a Separation Agreement with the Company on his retirement date. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the material terms of the severance benefits that became payable to Mr. Lidow upon his retirement.

         Mr. Alex Lidow.    Mr. Alex Lidow was not party to an employment or other agreement with the Company. Mr. Lidow's base salary and bonus opportunity was determined as described above under "Fiscal Year 2008 Executive Compensation Program Elements—Base Salary" and "—Short Term Incentive Compensation Opportunity." Mr. Lidow resigned from the Company effective October 2, 2007 and entered into a Separation Agreement with the Company on that date. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the material terms of the severance benefits that became payable to Mr. Lidow upon his resignation.

         Mr. Rougee.    Mr. Rougee and the Company entered into an offer letter on October 29, 2007 in connection with his promotion to Executive Vice President, Operations. The offer letter provides that Mr. Rougee's annual base salary shall be $330,000 and Mr. Rougee will have a target annual incentive bonus opportunity for the 2008 fiscal year equal to 70% of his base salary with a maximum of 120% of his base salary. Mr. Rougee was also entitled to receive stock options and restricted stock units under the 2000 Plan in such amounts and on such terms set forth in Mr. Rougee's agreement and described above under "Fiscal Year 2008 Executive Compensation Program Elements—Long-Term Incentive Awards" on the third trading day on the NYSE that follows the day on which the Company became current in its financial reporting obligations to the SEC. In addition, in the first quarter of fiscal year 2008, Mr. Rougee was awarded a retention bonus of $25,000 in recognition of Mr. Rougee's additional responsibilities undertaken by Mr. Rougee in support of the CEO functioning as principal manufacturing officer while a search to fill that position was underway and was also awarded a bonus of $25,000 in October 2008 for similar reasons. Mr. Rougee resigned from the Company effective May 30, 2008 and entered into a Separation Agreement with the Company on that date. See "Potential Payments upon Termination or Change in Control—Fiscal Year 2008" below for a description of the material terms of the severance benefits that became payable to Mr. Rougee upon his resignation.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2008

        The Company did not grant any "plan-based" awards in fiscal year 2008.

        As discussed above under the heading "Compensation Discussion and Analysis—Fiscal Year 2008 Executive Compensation Program Elements," the Compensation Committee did not establish a short-term incentive program for the 2008 fiscal year. Instead, for the 2008 fiscal year, the Compensation Committee awarded discretionary bonuses for certain of the 2008 Named Officers based on the factors identified in the "Compensation Discussion and Analysis—Fiscal Year 2008 Executive Compensation Program Elements" section under the heading "Short-Term Incentive Compensation Opportunity."

        As explained above in the "Compensation Discussion and Analysis—Fiscal Year 2008 Executive Compensation Program Elements" section under the heading "Long-Term Equity Incentive Awards," because the Company was not current in its financial statement reporting obligations to the SEC at the time it has historically granted annual equity-based award grants, the Compensation Committee determined that it was advisable to delay the annual grants for the 2008 fiscal year, including the semi-annual grants and any grants in connection with promotions and special events, until the Company again became current in its reporting obligations to the SEC. In order to provide retention incentives, however, in fiscal year 2008 the Compensation Committee approved binding commitments to grant stock options and restricted stock units to certain of our 2008 Named Officers as described below. For Messrs. Khaykin and Barrow, these awards would be granted on the third trading day on the NYSE that followed the day on which the Company again became current in its financial reporting obligations to the SEC. For the other 2008 Named Officers, these awards would be granted on the third business day after the Company became current in its financial reporting obligations to the SEC or, if such date was within 15 days prior to the close of a fiscal quarter or was subsequent to the close of a fiscal quarter but prior to the filing with the SEC of the Company's periodic or annual report on Form 10-Q or 10-K for such quarter, on the third business day following such filing with the SEC. Neither of these grant dates occurred in the 2008 fiscal year and these commitments remained outstanding at the 2008 fiscal year-end. On August 1, 2008, the Company filed its delinquent financial reports with the SEC and as a result became current with its financial reporting obligations to the SEC on such date. Therefore, the Company granted the awards to Messrs. Khaykin and Barrow on August 6, 2008 in satisfaction of its commitments on this date; however, the Company's commitments to Mr. Dancer remain outstanding as of the date of this Proxy Statement.

        The following table sets forth the number of shares of Company common stock subject to the options and restricted stock unit awards the Company committed in fiscal year 2008 to grant to each of the following 2008 Named Officers on the grant date indicated above:

Name	Number of Options	Number of Restricted Stock Units
Oleg Khaykin(1)	750,000	250,000
Donald R. Dancer(2)	75,000	(3)
Michael Barrow(4)	75,000	25,000
Linda Pahl(5)	20,000	6,000
Marc Rougee(5)	20,000	—

    (1)
    Mr. Kahykin's options will vest and become exercisable and the restricted stock units will vest and become payable in five substantially equal installments on each of the first five anniversaries of March 1, 2008 (the date Mr. Khaykin's employment commenced), subject to his continued employment. See "Potential Payments Upon Termination Or Change In Control—Fiscal Year 2008" below for the effect of a change in control prior to the Scheduled Grant Date on Mr. Khaykin's awards.

    (2)
    Mr. Dancer's options will vest and become exercisable in three substantially equal installments on each of the first three anniversaries of October 29, 2007, subject to his continued employment. The restricted stock units will be fully vested on the grant date. See "Potential Payments Upon Termination Or Change In Control—Fiscal Year 2008" below for the effect of a change in control prior to the Scheduled Grant Date on Mr. Dancer's awards.

    (3)
    Mr. Dancer will be entitled to an award of a number of restricted stock units determined by dividing $500,000 by the closing price of a share of the Company's common stock on the date of grant.

    (4)
    Mr. Barrow's options will vest and become exercisable and the restricted stock units will vest and become payable in three substantially equal installments on each of the first three anniversaries of the grant date.

    (5)
    Ms. Pahl and Mr. Rougee resigned from the Company prior to the applicable grant date, and forfeited their right to receive any of the foregoing awards pursuant to their respective separation agreements with the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED JUNE 29, 2008

        The following table presents information regarding the outstanding equity awards held by each 2008 Named Officer as of the end of our 2008 fiscal year:

						Stock Awards
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(3) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(4) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5) (h)
Oleg Khaykin	0	0		0	0	0	0	0	0
Peter Knepper	0	0		0	0	0	0	0	0
Donald R. Dancer	31,000	0		21.74	8/27/2009
	10,000	0		25.35	11/24/2009
	3,250	0		19.49	3/10/2010
	30,000	0		40.10	8/26/2010
	15,000	0		45.25	3/8/2011
	10,000	0		43.49	3/28/2010
	6,667	3,333		48.10	8/30/2010
	3,334	1,666		34.69	11/20/2010
	10,000	5,000		41.74	3/28/2011
	11,667	23,333		35.30	8/30/2011
	6,667	13,333		38.51	4/2/2012	333	6,580	0	0
Michael Barrow	0	0		0	0	0	0	0	0
Alexander Lidow	139,000	0		11.375	6/13/2009
	220,000	0		63.88	8/28/2010
	150,000	0		34.85	8/21/2011
	150,000	0		45.79	3/5/2009
	150,000	0		40.10	8/26/2010
	50,000	0		48.10	8/30/2010
	115,000	0		35.30	8/30/2011	0	0	0	0

						Stock Awards
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(3) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(4) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5) (h)
Linda Pahl	800	0		41.875	2/28/2010
	2,000	0		54.125	6/26/2010
	4,000	0		59.35	6/10/2011
	5,775	0		45.79	3/5/2009
	3,334	0		41.53	4/9/2011
	1,334	0		35.30	8/30/2011
	1,234	0		38.51	4/2/2012	0	0	0	0
Eric Lidow	94,000	0		12.625	7/6/2009
	200,000	0		33.875	1/27/2010
	100,000	0		63.88	8/28/2010
	100,000	0		34.85	8/21/2011
	100,000	0		45.79	3/5/2009
	100,000	0		40.10	8/26/2010	0	0	0	0
Marc Rougee	20,000	0		19.69	4/22/2010
	9,000	0		40.10	8/26/2010
	5,000	0		45.25	3/8/2011
	7,000	0		43.49	3/28/2010
	4,000	0		48.10	8/30/2010
	4,000	0		41.74	3/28/2011
	2,000	0		35.30	8/30/2011
	1,667	0		38.51	4/2/2012	0	0	0	0

(1)
All exercisable options are currently vested.

(2)
All unexercisable options are currently unvested. Subject to each 2008 Named Officer's continued employment, these options ordinarily become vested over a three-year period, with one-third of each option grant becoming vested on each of the first three anniversaries of the grant date. As described in the "Potential Payments Upon Termination or Change in Control" section below, all or a portion of each option grant may vest earlier in connection with a change in control.

(3)
The expiration date shown is the normal expiration date, and the latest date that options may be exercised. Options may terminate earlier in certain circumstances, such as in connection with a 2008 Named Officer's termination of employment or in connection with certain corporate transactions, including a change in control.

(4)
The restricted stock unit awards granted to Mr. Dancer becomes vested in three substantially equal annual installments on the first three anniversaries of the grant date, subject to Mr. Dancer's continued employment through each vesting date.

(5)
The aggregate market value of outstanding restricted stock unit awards is based on the closing price of the Company's common stock on June 27, 2008, which was the last trading day of the 2008 fiscal year.

 OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2008

        The following table presents information regarding the exercise of stock options by the 2008 Named Officers during our 2008 fiscal year, and on the vesting during our 2008 fiscal year of restricted stock unit awards held by the 2008 Named Officers.

	Option Awards		Stock and Unit Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting ($)(2) (e)
Oleg Khaykin	0	0	0		0
Peter Knepper	0	0	0		0
Donald R. Dancer	0	0	333	(3)	0
Michael Barrow	0	0	0		0
Alexander Lidow	0	0	0		0
Linda Pahl	0	0	0		0
Eric Lidow	0	0	0		0
Marc Rougee	0	0	0		0

(1)
The dollar amounts shown for stock options in Column (c) above equal the differences between (i) the per-share closing price of our common stock on the exercise date and (ii) the exercise price of those options.

(2)
The dollar amounts shown for restricted stock unit awards in Column (e) above are determined by multiplying (i) the number of shares of restricted stock units becoming vested by (ii) the per-share closing price of our common stock on the vesting date.

(3)
Represents the number of restricted stock unit awards that would have vested if the Company had been current in its filing of reports under the Securities Exchange Act of 1934. The Company deferred vesting of the awards until it is once again current in such reports.

 NON-QUALIFIED DEFERRED COMPENSATION PLAN TABLE—FISCAL YEAR 2008

        The following table sets forth summary information regarding contributions to and account balances under the Company's DCP for and as of the last day of the 2008 fiscal year.

Name	Executive Contributions in last FY ($)(1)	Registrant Contributions in last FY ($)(2)	Aggregate Earnings in last FY ($)	Aggregate Withdrawals/ Distributions ($)(2)	Aggregate Balance at Last FYE ($)
Oleg Khaykin	—	—	—	—	—
Peter Knepper	—	—	—	—	—
Donald R. Dancer	—	—	—	—	—
Michael Barrow	—	—	—	—	—
Alexander Lidow	—	—	—	—	—
Linda Pahl	6,000	6,000	110	6,110	0
Eric Lidow	—	—	—	—	—
Marc Rougee	—	—	—	—	—

(1)
Reflects base salary amounts earned by the 2008 Named Officers during fiscal year 2008 and contributed to the DCP by the 2008 Named Officers during fiscal year 2008. Accordingly, these amounts are also included in Column (c) of the "Summary Compensation Table—Fiscal Year 2008" above.

(2)
Except for the withdrawal of Ms. Pahl in the amount of $6,110, there were no Company contributions or individual withdrawals or distributions with respect to any of the 2008 Named Officers under the DCP during fiscal year 2008.

        The Company maintains the DCP which became effective July 5, 2004. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the 2008 Named Officers, and members of the Board may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company incentive plans or 100% of their director fees to be earned during the following fiscal year. In addition, the Company may make discretionary contributions.

        Account balances are credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by the Company. Participants are at all times 100% vested in the amounts credited to their deferral accounts with respect to their deferrals. Amounts credited with respect to discretionary Company contributions are subject to vesting requirements, if any, imposed on such amounts by the Company. Participants will be eligible to receive distributions of the amounts credited to their accounts at or after their termination of employment, retirement, disability, death, change in control of the Company or upon another previously determined scheduled distribution date, in a lump sum or installments pursuant to elections made under the rules of the DCP. For the 2008 Named Officers, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") requires that distributions may not occur earlier than six months following the 2008 Named Officer's termination of employment. The DCP is not funded by the Company, and participants have an unsecured contractual commitment by the Company to pay the amounts due under the DCP. The Company has purchased corporate-owned life insurance to offset this liability. The Company did not make any discretionary contributions under the DCP during fiscal year 2008.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL—FISCAL YEAR 2008

        The following section describes the benefits that may become payable to the 2008 Named Officers who were employed by the Company on the last day of the 2008 fiscal year in connection with certain terminations of their employment with the Company and/or a change in control of the Company. For Alex Lidow, Linda Pahl, Eric Lidow and Marc Rougee, the following section describes the benefits that have become payable to each executive in connection with their termination of employment with the Company on October 9, 2007, April 16, 2008, May 1, 2008, and May 30, 2008, respectively.

        In addition to the termination benefits described below, outstanding equity based-awards held by our 2008 Named Officers may also be subject to accelerated vesting in connection with certain changes in control of the Company under the terms of the Company's equity incentive plans. For purposes of this section, for the 2008 Named Officers we have calculated the value of any option or restricted stock or unit award that may be accelerated in connection with a change in control of the Company to be the full value of such award (i.e., the full "spread" value for option awards and the full price per share of the common stock for stock and unit awards on June 27, 2008, which was the last trading day of the 2008 fiscal year).

        In addition to the benefits described below, upon a 2008 Named Officer's retirement or other termination of employment or certain changes on control of the Company, the 2008 Named Officer may receive a payout of his or her nonqualified deferred compensation balance under the Company's DCP (unless the officer has elected to receive his account balance in installments). Please see the "Non-qualified Deferred Compensation—Fiscal Year 2008" table above and related discussion of the Company's DCP for a description of these deferred compensation payments.

2008 Named Officers Employed at 2008 Fiscal Year End

         Mr. Khaykin.    Under the terms of Mr. Khaykin's employment agreement, if the Company terminates Mr. Khaykin's employment other than for "cause" or in the event Mr. Khaykin terminates employment for "good reason" (as these terms are used in the employment agreement), Mr. Khaykin will be entitled to a severance benefit from the Company equal to one and one-half times the sum of his annual base salary and annual target bonus paid in a series of installment payments over 18 months, 18 months accelerated vesting of his stock option and restricted stock unit awards (with vesting calculated on a monthly as opposed to annual basis), the maximum of one year following his termination date to exercise his vested stock options, and 18 months' continued medical plan coverage. If such a termination of employment occurs within two months prior to or two years after a change in control of the Company, the cash severance benefit will increase to two times the sum of Mr. Khaykin's annual base salary and annual target bonus and his stock options and restricted stock units will vest in full. A change in control also results in the cash severance being paid in a lump sum instead of installment payments. If a change in control of the Company occurred prior to the grant date of Mr. Khaykin's options, Mr. Khaykin's right to the option grant would have terminated and instead his restricted stock unit award of 250,000 restricted stock units would have increased to (i) 375,000 if the change in control occurred within six months after March 1, 2008 or (ii) 500,000 if the change in control occurred on or after the six month anniversary of March 1, 2008 (in each case, in lieu of the 250,000 restricted stock units described above), and the restricted stock unit award as so increased would have been granted upon (or, as may be necessary to give effect to the grant, immediately prior to) the occurrence of the change in control; provided, however, the Company would have had the right at its option to pay Mr. Khaykin a lump sum amount upon or within thirty days after the change in control (in lieu of the restricted stock unit award) equal to the number of shares subject to such award that would have been vested at the time of the change in control multiplied by the fair market value of a share of the Company's common stock at the time of the change in control. However, because the grant date occurred on August 6, 2008, the foregoing change in control provision with respect to his restricted stock units is no longer applicable. In addition, the Company will provide a tax "gross-up" benefit for Mr. Khaykin in the event any benefits he is entitled to receive are subject to excise taxes under Sections 280G and/or 4999 of the Code in connection with a change in control of the Company to put Mr. Khaykin in the same position as though those benefits had not been subject to those excise taxes, unless a reduction in his benefits by an amount up to 15% of the total benefits would avoid such excise taxes. Mr. Khaykin will be required to provide a release of claims in order to receive any severance benefits in connection with a termination of his employment. Mr. Khaykin is also subject to confidentiality, non-solicitation and non-competition restrictive covenants under his employment agreement.

         Mr. Dancer.    On October 29, 2007, the Company entered into a change in control severance agreement with Mr. Dancer (the "Severance Agreement"). Under the terms of the Severance Agreement, if Mr. Dancer's employment is terminated by the Company without "cause" (and other than due to his death or disability) or by Mr. Dancer for "good reason" (each as defined in the Severance Agreement) and such termination occurs in connection with an impending "change in control" (as defined in the Severance Agreement) of the Company or at any time during the two year period after a "change in control" of the Company, Mr. Dancer will generally be entitled to receive the following benefits: (i) a cash payment equal to two times the sum of the Mr. Dancer's annual rate of base salary and Mr. Dancer's target bonus for the fiscal year in which the termination occurred, plus (ii) a cash payment equal to the pro-rata portion of Mr. Dancer's target bonus for the fiscal year in which the termination occurred (based on the number of whole months Mr. Dancer was employed during the fiscal year of the termination divided by twelve), plus (iii) continued medical coverage for up to 18 months at the same expense to Mr. Dancer as before the termination, plus (iv) accelerated vesting of the time-based vesting portion of all then-outstanding equity awards and deferred compensation, nonqualified retirement benefits or similar plans of the Company in which Mr. Dancer participates, and Mr. Dancer will have up to six months to exercise his then-vested options (subject to any merger or other agreement related to the change in control that provides for the awards to terminate upon the consummation of the transaction), plus (v) reimbursement for outplacement services obtained within up to a nine month period following Mr. Dancer's termination, up to a maximum of $50,000. In order to receive the forgoing severance benefits, Mr. Dancer must agree to release the Company from all claims arising out of his or her employment relationship. Amounts under clauses (i) and (ii) are payable to Mr. Dancer in a lump sum within ten days after the release becomes effective. Payments are also subject to any required delay imposed under Section 409A of the Code. In addition, the Company will provide a tax "gross-up" benefit for Mr. Dancer in the event any of his benefits are subject to excise taxes under Sections 280G and/or 4999 of the Code in connection with a change in control of the Company to put Mr. Dancer in the same position as though those benefits had not been subject to those excise taxes; provided however, that if the present value of his total benefits is less than 345% of his applicable "base amount" (as defined under Section 280G), his total benefits will be reduced by the minimum amount required to avoid such excise taxes. The Company will also provide a tax "gross-up" benefit for Mr. Dancer in the event any of his benefits under his letter agreement are subject to excise taxes under Section 409A Code. In each case, Mr. Dancer's gross-up payments under Section 280G and 409A of the Code are subject to an aggregate excise tax payment limit of $3.0 million. Mr. Dancer is also subject to confidentiality, non-solicitation and non-competition restrictive covenants under the applicable Severance Agreement.

        In addition to the severance benefits under the Severance Agreement, Mr. Dancer is also entitled to the following benefits under the terms of his letter agreement entered into between the Company and Mr. Dancer on October 29, 2007, as amended on March 6, 2008. Under the terms of the letter agreement, if Mr. Dancer's employment with the Company is terminated for any reason other than by the Company with "cause" (as defined in his Severance Agreement) and the termination would not entitle Mr. Dancer to receive severance benefits under his Severance Agreement, Mr. Dancer will receive a cash amount equal to the sum of one times his annual rate of base salary and target bonus for the fiscal year in which the termination occurred and he would be entitled to twelve months' continued medical plan coverage. Additionally, Mr. Dancer will have the later of (i) one year following his termination date, and (ii) the date that is 90 days after the Company again became current in its financial statement reporting obligations with the SEC in order to exercise his vested stock options. In addition, if Mr. Dancer's employment is terminated by the Company other than for "cause" or by Mr. Dancer for "good reason" before the restricted stock unit award contemplated by his letter agreement is granted, he will also receive a cash payment of $500,000 in lieu of the restricted stock unit award. Mr. Dancer will be required to provide a release of claims in order to receive any of the foregoing benefits. If Mr. Dancer's employment by the Company is terminated for any reason other than by the Company with cause and such termination would entitle Mr. Dancer to receive severance benefits under his Severance Agreement, Mr. Dancer will only be entitled to the severance benefits provided under his Severance Agreement and not any additional severance benefits under the letter agreement.

         Mr. Knepper.    Pursuant to the terms of the Offer Letter between Mr. Knepper and the Company, if the Company terminates Mr. Knepper's employment without providing at least thirty days of written notice, Mr. Knepper will be entitled to a severance benefit equal to 30 days of base salary.

         Mr. Barrow.    As of the last day of fiscal year 2008, Mr. Barrow was not entitled to any severance or change in control benefits under his agreements with the Company.

Estimated Severance and Change in Control Benefits

        The following chart presents the Company's estimate of the amount of benefits to which Messrs. Khaykin and Dancer would have been entitled had his employment terminated or a change in control occurred on June 29, 2008 under scenarios set forth below. Messrs. Knepper and Barrow are not included in the chart below because neither of them held any equity awards with respect to the Company's common stock and were not entitled to any severance benefits as of June 29, 2008, either alone or in connection with a change in control (expect for Mr. Knepper, who would be entitled to 30 days base pay as severance if the Company does not give him 30 days prior notice of a termination).

Name	Triggering Event	Cash Severance ($)(1)		Medical Benefit ($)(2)	Equity Acceleration ($)(3)	Excise Tax Gross-Up ($)(4)	Other (5)	Total
Oleg Khaykin	Resign without Good Reason	—		—	—	—	—	—
	Resign for Good Reason	2,250,000		26,346	2,717,000	—	—	4,993,346
	Termination without Cause	2,250,000		26,346	2,717,000	—	—	4,993,346
	Change of Control (no termination)	—		—	7,410,000	3,471,852	—	10,881,852
	Change of Control and Termination without Cause or Resign for Good Reason	3,000,000		26,346	7,410,000	5,043,571	—	15,479,917
Donald R. Dancer	Resign without Good Reason	1,182,065		12,367	—	—	—	1,194,432
	Resign for Good Reason	1,182,065		12,367	—	—	—	1,194,432
	Termination without Cause	1,787,500		12,367	—	—	—	1,799,867
	Change of Control (no termination)	—		—	—	—	—	—
	Change of Control and Termination without Cause or Resign for Good Reason	2,912,500	(6)	18,551	500,000	1,086,334	50,000	4,567,385

(1)
These amounts represent the total cash severance amount payable under the respective executive's agreement with the Company described above.

(2)
These amounts represent the estimated aggregate cost of premiums that would be charged to each of Messrs. Khaykin and Dancer to continue health coverage for the eighteen months (and twelve months for Mr. Dancer in the event of his resignation without Good Reason or his resignation with Good Reason) pursuant to COBRA for each individual and his eligible dependents (to the extent that such dependents were receiving health benefits prior to the individual's termination date).

(3)
This column represents the intrinsic value of the executive's awards that would accelerate in the circumstances. For unvested restricted stock units, this amount is calculated by multiplying $19.76 by the number of restricted stock units subject to the accelerated portion of the award (the closing price of our common stock on June 27, 2008). For options, this amount is calculated by multiplying the amount (if any) by which $19.76 (the closing price of our common stock on June 27, 2008) exceeds the exercise of the option by the number of shares subject to the accelerated portion of the option.

(4)
The amount represents the estimated cost to the Company to provide the excise tax gross-up payment that the Company would be obligated to make pursuant to the terms of each of Messrs. Khaykin's and Dancer's agreement with the Company.

(5)
The amount represents the outplacement reimbursement benefit payable to Mr. Dancer pursuant to Mr. Dancer's Separation Agreement.

(6)
This amount assumes that Mr. Dancer would be terminated by the Company other than for "cause" and therefore, would be entitled to his full cash retention payments as described above.

2008 Named Officers Not Employed at 2008 Fiscal Year End

         Ms. Pahl.    In connection with Ms. Pahl's resignation from the Company on April 16, 2008, the Company entered into a separation agreement dated April 16, 2008. Under the separation agreement, subject to the execution of a release of claims (with negotiated exclusions) Ms. Pahl was entitled to receive all earned salary, vacation and bonus payments pro-rated to the date of her departure and a severance payment equal to the sum of $40,000 plus one year's base pay. Ms. Pahl is also entitled to additional severance pay equal to 50% of one year's base pay if Ms. Pahl remains available as a consultant to the Company until the completion and filing with the SEC of the Company's contemplated restatement and related reports. In addition, she was entitled to receive two month's COBRA premiums at Company expense and certain outplacement assistance in accordance with Company practices. As of April 16, 2008, all unvested equity awards held by Ms. Pahl were cancelled, but Ms. Pahl will be entitled to exercise her vested options to purchase shares of the Company's common stock until the later of one year from her date of resignation or ninety days following the date on which the Company became current in its periodic reports with the SEC. Ms. Pahl's separation agreement expressly terminated her prior Severance Agreement (described above) and the letter agreement, dated March 6, 2008, entered into between Ms. Pahl and the Company (described above under "Description of Employment Agreements, Salary and Bonus Amounts of 2008 Named Officers"). In addition, the Company entered into a consulting agreement dated April 16, 2008 between the Company and Pahl Consulting, Inc. (of which Ms. Pahl is the principal) pursuant to which Pahl Consulting, Inc. agrees to provide the Company with the consulting services of Ms. Pahl relating to the financial reconstruction and restatement activities of the Company for a fee of $3,000 per day and a term of up to six months.

        Ms. Pahl was also a party to Separation Agreement with the Company dated October 20, 2007 on the same terms as the Separation Agreement entered into between Mr. Dancer and the Company on the same date. However, she was not eligible for benefits under this Separation Agreement upon her resignation from the Company. Ms. Pahl was also not eligible for the retention bonus payment under the terms of her March 6, 2008 letter agreement with the Company, which is described above under "Summary Compensation Table—Fiscal Year 2008—Description of Employment Agreements, Salary and Bonus Amounts."

         Mr. Alex Lidow.    In connection with Mr. Alex Lidow's termination of employment, the Company entered into a separation agreement with Mr. Lidow on October 2, 2007. Under the separation agreement, all of his options to purchase common stock that had not already been as of the date of the agreement became vested, and Mr. Lidow will be entitled to exercise his vested options until the later of eighteen months from the date of his resignation or ninety days following the date on which the Company became current in its periodic financial reports with the SEC. In addition, the Company will also pay or reimburse Mr. Lidow for the premiums charged to continue medical coverage pursuant to COBRA, at the same or reasonably equivalent medical coverage for him (and, if applicable, his eligible spouse and dependents) as in effect immediately prior to his termination, for up to 18 months.

         Mr. Eric Lidow.    In connection with Mr. Eric Lidow's retirement from the Company and his resignation from his position as Chairman of the Board and as a member of the Board effective May 1, 2008, the Company entered into a letter of understanding that provides Mr. Lidow with certain office, secretarial and transportation assistance for life, and will provide Mr. Lidow and his spouse with medical and life insurance benefits for the remainder of their lives equal to those presently provided to them by the

Company. In addition, all of Mr. Lidow's options to purchase common stock that had not already been as of the date of his retirement became vested and he will be entitled to exercise his vested options until the later of eighteen months from the effective date of his resignation or sixty days following the date on which the Company became current in its periodic reports with the SEC.

         Mr. Rougee.    In connection with Mr. Rougee's resignation from the Company on June 13, 2008, the Company entered into a severance agreement and general release dated May 30, 2008. Under this agreement, subject to the execution of a release of claims, Mr. Rougee was entitled to receive all earned salary and vacation and a severance payment equal to the $660,000, payable in lump sum on or before thirty (30) days after his resignation date. Mr. Rougee was also a party to Separation Agreement with the Company dated October 20, 2007 on the substantially the same terms as the Separation Agreement entered into between Mr. Dancer and the Company on the same date. However, he was not eligible for benefits under this Separation Agreement upon his resignation from the Company.

Actual Severance Benefits

        The following chart presents the amount of benefits to which Ms. Pahl and Messrs. Alex Lidow, Eric Lidow and Rougee were entitled to receive upon their termination of employment during fiscal year 2008.

Name	Triggering Event	Cash Severance ($)	Medical Benefit ($)(1)	Other ($)(2)	Total($)
Linda Pahl	Resign	316,500	2,762	480,500	799,762
Alex Lidow	Resign	—	—	—	—
Eric Lidow	Retire	—	553,256	877,930	1,431,186
Marc Rougee	Resign	660,000	—	—	660,000

    (1)
    For Ms. Pahl, this amount represents the aggregate cost of premiums for Ms. Pahl to continue health coverage under COBRA for the two-month period following her termination of employment. For Mr. Eric Lidow, the amount represents the estimated cost of providing continuing medical and life insurance benefits for the remainder of his life and the estimated cost of providing continued medical and life insurance benefits to his wife for the remainder of their respective lives.

    (2)
    For Ms. Pahl, this amount represents payments made to Ms. Pahl's consulting company through the end of fiscal year 2008 ($205,500); an estimate of potential payments to be made through fiscal year 2009 ($140,000); and a bonus payable in the future contingent upon the completion of the Company's restatement ($135,000). For Mr. Eric Lidow, this amount represents the estimated cost of providing Mr. Lidow with an office space, an assistant and a personal driver for the remainder of his life.

Incentive Compensation Plans

         2000 Incentive Plan.    The purpose of the 2000 Incentive Plan (the "2000 Plan") is to enable the Company to attract, motivate and retain employees by providing incentives related to equity interests in and the financial performance of the Company and our subsidiaries. Grants under the 2000 Plan can be made to any employee, director, consultant or advisor of the Company or our subsidiaries. The Compensation Committee administers the 2000 Plan. The grants that can be made under the 2000 Plan include stock bonuses, restricted stock, stock options, stock purchase warrants and other performance awards. Until November 22, 2004, awards granted under the 2000 Plan generally expire ten years after the grant date. Following November 22, 2004, awards granted under the 2000 Plan generally expire five years after the grant date.

Employee Stock Participation Plan

         Amended and Restated 1984 Stock Participation Plan.    The purpose of this Plan is to assist eligible employees in acquiring a stock ownership interest in the Company, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. This Plan is also intended to encourage eligible employees to remain in the employ of the Company or our subsidiaries and to provide them with an additional incentive to advance the best interests of the Company and its stockholders. The Compensation Committee administers the 1984 Plan.

        As of the date of this Proxy Statement, 2,943,192 shares of Common Stock had been purchased under the 1984 Plan, and 755,542 additional shares remain available for purchase. A maximum of 3,698,734 shares of Common Stock may be purchased under the 1984 Plan.

REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter adopted by the Board, the Audit Committee of the Board assists the Board in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided to the stockholders and the SEC, the Company's internal control structure, its internal and external audit process, its risk management process, and other matters relating to the accounting and financial reporting processes.

        The Audit Committee discussed with the Company's Chief Executive Officer, Chief Financial Officer and PricewaterhouseCoopers LLP ("PwC"), the Company's independent auditors, the financial information (including the restated and/or adjusted information set forth for prior periods) contained in the Form 10-K for the fiscal year ended June 30, 2007 and Form 10-K for the fiscal year ended June 30, 2008 prior to filing with the SEC.

        The Audit Committee discussed with PwC the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by PCAOB in Rule 3200T.

        In discharging its oversight responsibility for the audit process, the Audit Committee received a letter from PwC regarding the firm's independence as required under Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In addition, the Audit Committee discussed PwC's independence from the Company and its management, and considered whether the providing of non-audit services was compatible with maintaining PwC's independence. The Audit Committee reviewed the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee also reviewed with both the internal auditor and PwC their respective audit plans, audit scope and identification of audit areas of emphasis.

        The Audit Committee discussed and reviewed with PwC communications required under applicable professional auditing standards and regulations and, with and without management present, discussed and reviewed the results of PwC's examination of the financial statements, along with the results of internal auditors' examinations and the results of the Audit Committee's independent investigation into the Company's accounting practices.

        The Audit Committee conducted an assessment of its performance and discussed the results. As a part of its performance assessment, the Audit Committee reviewed its charter and, after appropriate review and discussion, reaffirmed the Audit Committee Charter.

        The Audit Committee reviewed and discussed the audits of the financial statements and internal control over financial reporting with management and PwC.

        Management has responsibility for the Company's financial statements and the overall reporting process, including evaluating the effectiveness of disclosure controls and procedures, and evaluating the effectiveness of internal control over financial reporting.

        PwC is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

        The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether these financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

        The Audit Committee discussed the developments in, and results of, the investigation by independent legal counsel into the Company's financial reporting processes and procedures, which was initiated by the Audit Committee in early 2007 and concluded in April 2008. This investigation is more fully detailed in the proxy statement under the heading, "Corporate Governance."

        Based upon the Audit Committee's review and discussions with management and PwC described in this report, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007 include the audited financial statements for its fiscal year 2007 and that the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2008 include the audited financial statements for its fiscal year 2008. The Audit Committee also reappointed PwC to serve as independent auditors for fiscal year 2008, and requested such appointment be submitted to the Stockholders for ratification at the Meeting.

        Each of the members of the Audit Committee is independent as defined under the listing standards of the NYSE and the rules of the SEC.

AUDIT COMMITTEE
Jack O. Vance (Chairman) Robert S. Attiyeh Richard Dahl Thomas Lacey

Security Ownership of Principal Stockholders and Management

        The following table sets forth as of September 11, 2008 information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock (other than depositories), (ii) each of the Company's directors, (iii) each of the 2008 Named Executive Officers (as defined below) and (iv) all of the Company's executive officers and directors as a group.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent(3)
Invesco Ltd. 1360 Peachtree Street NE Atlanta, GA 30309	9,069,727	(3a)	12.5%
Neuberger Berman, LLC 605 Third Avenue New York NY 10158.	5,006,792	(3b)	6.9%
Harris Associates L.P. Two North LaSalle Street Suite 500 Chicago, IL 60602-3790	4,510,582	(3c)	6.2%
Earnest Partners, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	3,744,062	(3d)	5.2%
2008 Named Officers:
Oleg Khaykin	0		*
Peter Knepper	0		*
Donald Dancer	158,001	(6)	*
Michael Barrow	0		*
Alexander Lidow	2,317,772	(4)(5)(6)(7)(8)(9)	3.2
Linda Pahl	18,919	(6)(9)	*
Eric Lidow	2,113,994	(4)(5)(6)(9)	2.9
Marc Rougee	53,493	(8)(9)	*

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent(3)
Current Directors:
Robert S. Attiyeh	59,501	(6)	*
James D. Plummer	53,501	(6)	*
Jack O. Vance	155,401	(6)	*
Rochus E. Vogt	106,501	(6)	*
Oleg Khaykin	0		*
Richard Dahl	0		*
Thomas Lacey	0		*
Mary B. Cranston	0		*
All current directors and executive officers as a group (11 persons)	532,905	(9)	0.7

*
Less than 1%.

(1)
The address of each executive officer and director is in care of the Company, 101 North Sepulveda Boulevard, El Segundo, California 90245.

(2)
Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(3)
Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(3a)
In Amendment No. 4 to Schedule 13G, dated September 9, 2008, filed by Invesco Ltd., Invesco Ltd. reported that, at August 31, 2008, it possessed sole power to vote or direct the disposition of 9,069,727 of these shares. Such shares are held by the following entities in the respective amounts listed: AIM Funds Management, Inc.—6,806,388 shares, Invesco National Trust Company—2,000 shares, PowerShares Capital Management LLC—2,254,933 and PowerShares Capital Management Ireland LTD—6,406.

(3b)
In Amendment No. 8 to Schedule 13G, dated February 12, 2008, filed by Neuberger Berman, LLC, Neuberger Berman, LLC reported that, at December 31, 2007, it possessed sole power to vote with respect to 1,617,030 of these shares, shared power to vote with respect to 3,069,557 of these shares and sole power to direct the disposition of 5,006,792 of these shares.

(3c)
In its Schedule 13G dated February 13, 2008, Harris Associates L.P. and Harris Associates Inc. jointly reported that, as of December 31, 2007, they possessed shared power to vote with respect to 4,510,582 of these shares and sole power to direct the disposition with respect to 2,610,882 of these shares and shared power to direct the disposition of 1,899,700 shares.

(3d)
In its Schedule SC 13G/A, dated July 10, 2008, filed by Earnest Partners, LLC, Earnest Partners, LLC reported that, at June 30, 2008, it possessed sole power to vote with respect to 2,491,462 of these shares, shared power to vote with respect to 872,908 of these shares and sole power to direct the disposition of 3,744,062 of these shares.

(4)
In addition, 239,211 shares are held by members of the Lidow family other than Messrs. Eric Lidow and Alexander Lidow and Alexander Lidow's immediate family. The Messrs. Lidow disclaim any beneficial ownership in any such additional shares. Of the 239,211 shares mentioned above, Derek B. Lidow, the son of Eric Lidow and brother of Alexander Lidow, owns 65,841 shares. The 3,002,977 shares beneficially owned by members of the Lidow family constitute 4.1% of the shares outstanding. In addition, the Lidow Foundation, of which the Messrs. Eric and Alexander Lidow are directors, owns 72,066 shares; the Messrs. Lidow disclaim any beneficial ownership in such shares.

(5)
Includes 1,419,994 shares owned by the Lidow Family Trust of which Eric Lidow and Elizabeth Lidow are trustees.

(6)
Includes the following amounts of shares of Common Stock subject to options exercisable under the Company's stock option plans as of June 1, 2008: Eric Lidow—694,000; Alexander Lidow—974,000; Linda Pahl—18,477; Donald R. Dancer—152,585; Robert Attiyeh—56,501; James D. Plummer—41,501; Jack O. Vance—41,501; and Rochus E. Vogt—41,501.

(7)
Includes 92,364 shares held by members of Alexander Lidow's immediate family in which he disclaims any beneficial ownership.

(8)
Includes the following approximate equivalent number of shares of Common Stock under the Company's 401(k) Plan: Alexander Lidow—47; and Marc Rougee—554; for an aggregate of approximately 601 shares of Common Stock.

(9)
Information is provided for all current directors and executive officers as of September 5, 2008. 2008 Named Officers Eric Lidow, Alexander Lidow, Linda Pahl and Marc Rougee are no longer serving as an employee or director of the Company and are not included in the total for all executive officers and directors as a group.

RELATED PARTY TRANSACTION POLICY

        The Company has adopted a written Related Party Transactions Policy (the "Policy"). The purpose of the Policy is to ensure full review of the impact of any transactions between the Company and any of its related parties. The Company's policy requires that the Company's General Counsel and the Chief Financial Officer review related party transactions involving, among other things, the sale, purchase or other transfer of products, the providing of services or intellectual property agreements. In addition to the review by the Company's General Counsel and the Chief Financial Officer, related party transactions involving more than $500,000 and certain related party transactions involving the providing of services by executive officers are also reviewed by the Audit Committee or Compensation Committee of the Board. The reviews are intended to ensure that the transactions are in the best interest of the Company.

Certain Relationships and Related Transactions

        The Company paid expenses in the amount of $150,000 in fiscal year 2007 for consulting services related to semiconductor market activities provided to the Company by iSuppli Corporation ("iSuppli"), whose President and CEO is Derek Lidow, son of Eric Lidow, who was Chairman of the Board through May 1, 2008. Additionally, the Company contracted with iSuppli for additional consulting services in the amount of approximately $280,000 payable in the Company's 2008 fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC, each person subject to the reporting requirements of Section 16(a) has filed timely all reports required to be filed in fiscal year 2007 and fiscal year 2008.

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board, upon the recommendation of the Audit Committee, has ratified the selection of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2008.

        Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders express their views on the appointment. If the holders of a majority of the shares of Common Stock, present in person or represented by proxy, and entitled to vote for the ratification of the appointment of PricewaterhouseCoopers LLP for 2008, the Board will consider the engagement of another independent registered public accounting firm for fiscal year 2009.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2008.

 INDEPENDENT AUDITOR FEES

        Representatives of PricewaterhouseCoopers LLP, the Company's current independent registered accountants and its independent registered accountants for fiscal years 2007 and 2008, will be invited to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Stockholders.

        The following table sets forth all fees we were billed in connection with professional services rendered by PricewaterhouseCoopers LLP during each of the last three fiscal years (in thousands):

Fee Type	2008	2007	2006
Audit Fees	$14,954	$3,104	$2,221
Audit Related Fees	96	2,370	774
Tax Fees	233	103	205
Other Fees	26	9	30

Total	$15,309	$5,586	$3,230

(1)
Audit fees includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the audit of internal controls under Section 404 of the Sarbanes-Oxley Act, for the review of the quarterly financial statements included in the Company's Form 10-Q, for the statutory audits of international subsidiaries and the audit fees ($12,666 in fiscal year 2008 and $465 in fiscal year 2007 (in thousands)) associated with the audit of the reconstruction and restatement of the Company's financial statements.

(2)
Audit related fees includes fees incurred for professional services rendered in connection with assurance and other activities not explicitly related to the audit of our financial statements, including royalty, pension, and carve-out audits, and accounting research.

(3)
Tax fees includes fees incurred for domestic and international income tax compliance and tax audit assistance, and company-wide tax consulting and planning.

(4)
Other fees principally relate to accounting research and audit software tools.

        The Audit Committee administers the Company's engagement of PricewaterhouseCoopers LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of PricewaterhouseCoopers LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company and its stockholders to engage its independent registered public accounting firm to perform the services. The Audit Committee, in reliance on management and the independent registered public accounting firm, has determined that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

        Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL NO. 3

        The Company has received pursuant to SEC Rule 14a-8, a notice of the intention of one stockholder to present a proposal for voting at the Meeting. The text of the stockholder proposal and supporting statement appears exactly as received by the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of each proponent. The Company will provide the name, address, and shareholdings (to the Company's knowledge) of the proponent upon oral or written request made to the Company's Investor Relations Department at 101 North Sepulveda Boulevard, El Segundo, California 90245.

 Proposal

        RESOLVED: The shareholders of International Rectifier Corporation (the "Company") request the board of directors to adopt a policy whereby, in the event of a restatement of financial results, the board will review all bonuses and other awards that were made to senior executives on the basis of having met or exceeded performance goals during the period covered by a restatement and will, to the extent feasible, recoup for the company's benefit such bonuses or awards to the extent that performance goals were not achieved.

SUPPORTING STATEMENT

        As at many companies, International Rectifier has a system of incentive compensation intended to encourage its executives and management to work energetically in the company's interest. Incentive compensation can be a useful way to reward and motivate senior executives, and we believe that such compensation should be tied closely to the actual attainment of pre-set performance goals. We are concerned that this may not be happening at International Rectifier.

        In 2007, International Rectifier announced that financial statements covering periods from 2003 into 2007 could not be relied upon and that additional changes will be made to earlier periods. The Company also acknowledged material weaknesses in its internal controls over financial reporting for the 2005 and 2006 fiscal years.

        Since that time the Company has undertaken an investigation and has reported a host of accounting problems that management is seeking to address, including fictitious customer purchase orders for the Company's Japan subsidiary, revenue recognition practices that affected reported earnings, accounting errors related to reporting of income tax, and more. The Company is working to prepare restated reports and has indicated that the anticipated impact of the restatements could result in increased or decreased revenues equal to tens of millions of dollars in the affected quarters and fiscal years.

        It is not clear, however, whether the Company is reviewing performance-based bonuses and equity awards that were made to senior executives for having achieved targeted results, when in fact the targets were not met.

        We support "pay for performance" programs that suitably reward executives for "hitting their numbers." However, if executives are rewarded when they did not hit their numbers, we see no reason why they should retain money they did not earn. We believe that the board should investigate compensation paid during restatement periods and seek to recoup money that was paid when the targeted results were not met.

        In recent years a growing number of companies, including Dell, Monsanto and American Electric Power, have adopted a "clawback" policy. We believe that International Rectifier needs such a policy in order to discourage the manipulation of financial results. It is not enough for a compensation system to encourage good work. It needs also to discourage bad work and misstatement of results.

        Please vote FOR this resolution.

 THE COMPANY'S STATEMENT ON PROPOSAL NO. 3

        The Board supports the recovery of bonus and incentive-based compensation from executive officers who engage in fraud or misconduct that cause or contribute to the need for a restatement of the Company's financial statements where the amount of incentive compensation awarded to the executive officers is calculated based upon the achievement of certain financial results that are subsequently reduced due to the restatement or where the amount of the bonus or incentive compensation that would be awarded to the officer if the financial results are properly reported would be lower than the amount actually awarded.

        Following the proponent's submission of the stockholder proposal, the Board implemented a recoupment policy that allows the Board to recover bonus and incentive-based compensation from wrongdoers in appropriate circumstances while preserving the Board's ability to fulfill its fiduciary obligations to the Company and its stockholders. Therefore, the Board believes the proponent's policy is unnecessary.

        The following is the Board's recoupment policy included in its Corporate Governance Principles:

  If the Board, or an appropriate committee, determines that any fraud, negligence, or intentional misconduct by an Executive Officer is a significant contributing factor to the Company having to restate all or a portion of its financial statement(s), the Board or committee shall take, in its discretion, such action as it deems necessary to remedy the misconduct and prevent its recurrence. In determining what remedies to pursue, the Board or committee will take into account all relevant factors, including whether the restatement is the result of fraud, negligence, or intentional misconduct. The Board will, to the extent permitted by applicable law, in all appropriate cases, require reimbursement of any bonus or incentive compensation paid to the officer after September 15, 2008, cause the cancellation of restricted or deferred stock awards and outstanding stock options, and seek reimbursement of any gains realized on the exercise of stock options attributable to such awards, if and to the extent that (a) the amount of incentive compensation is calculated based upon the achievement of certain financial results that are subsequently reduced due to a restatement, (b) the officer engaged in any fraud or misconduct that caused or contributed to the need for the restatement, and (c) the amount of the bonus or incentive compensation that would have been awarded to the officer had the financial results been properly reported would have been lower than the amount actually awarded. In addition, the Board may dismiss the officer, authorize legal action, or take such other action to enforce the officer's obligations to the Corporation as it may deem appropriate in view of all the facts surrounding the particular case. The Board may, in determining the appropriate punishment factor take into account penalties or punishments imposed by third parties, such as law enforcement agencies, regulators or other authorities. The Board's power to determine the appropriate punishment for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such entities. For the purposes of this policy, "Executive Officer" means any officer who has been designated an executive officer by the Board.

        The Board believes the proponent's policy is overly broad and rigid and could require recoupment of bonuses and compensation without a review of the attendant facts and circumstances related to a financial restatement. The proponent's proposal would presumably apply to all restatement situations, even those not resulting from misconduct. In addition the proposal could apply to all senior executives, including those not involved in any misconduct related to a restatement.

        Recoupment in the event of misstatements that are not caused by misconduct or from executives not involved in any misconduct related to a restatement may be inequitable. Under the proponent's policy, a substantial portion of the compensation of each of the Company's senior officers would be subject to a risk of forfeiture, including for reasons that may be entirely outside of the executive's control. Such a risk of forfeiture may significantly impact the Company's ability to attract and retain qualified executives and other managers that are critical to the Company's competitiveness and success. The overreaching recovery policy suggested by the proponent removes the Board of its discretion and limits the Board's ability to act. To carry out its fiduciary duties to stockholders, the Board believes it must retain the discretion to exercise its judgment in a manner that takes into account all relevant findings and conclusions.

        The Board believes its recoupment policy provides the necessary balance between recovering improper bonus compensation and ensuring that any such recovery is truly in the best interests of the Company and its stockholders. The Board's current policy also gives the Board the flexibility to consider additional facts and circumstances that it believes are important to its evaluation of whether to seek recovery of certain performance-based compensation. For these reasons, the Board believes its current policy eliminates the need for the policy advocated by the proponent.

        For the reasons stated above, the Board recommends that you vote AGAINST this proposal. Your WHITE proxy will be voted against this proposal unless you otherwise specify in the proxy.

 OTHER MATTERS

        On September 10, 2008, the Company received an unsolicited proposal from Vishay to acquire all of the outstanding shares of the Common Stock for $23.00 per share and stating an intention to commence a tender offer at that price. In connection with this proposal, Vishay notified us that it intends to nominate three of its designees for election to the Board and to bring before the Meeting the following additional proposals numbered 4 through 6 below:

        4.     To amend Section 2 of Article II of the Amended and Restated Bylaws of the Company to provide that the annual meeting of stockholders for the year 2008, and the election of the Class Two directors by stockholders at such meeting, shall be held not later than one month following the expiration of the third anniversary of the date on which the annual meeting of Company stockholders was held in 2005 (that is, December 21, 2008);

        5.     To amend Section 7 of Article II of the Amended and Restated Bylaws of the Company to provide that any adjournment of a stockholders meeting at which a quorum is present may not be made unless such adjournment is approved by at least a majority of the shares present in person or represented by proxy at such meeting; and

        6.     To amend the Amended and Restated Bylaws of the Company to repeal any and all new Bylaws and Bylaw amendments that are adopted by the Board after February 29, 2008 and prior to or on the date of the adoption of this resolution by the stockholders, unless and to the extent that any such new Bylaws or Bylaw amendments have been approved by holders of a majority of the outstanding common shares of the Corporation.

        On September 16, 2008, the Board announced that it has reviewed Vishay's unsolicited proposal with the assistance of its financial and legal advisors and unanimously determined that Vishay's proposal to acquire all the outstanding shares of the Company's Common Stock for $23.00 per share significantly undervalues the future prospects of the Company and is not in the best interest of the Company and its stockholders.

        The Board believes that Vishay's proposals seeking to amend our Bylaws are intended to pressure the Board to accept Vishay's $23.00 per share proposal, which the Board has unanimously determined significantly undervalues the future prospects of the Company and is not in the best interest of the Company and its stockholders and also recommended that stockholders not tender into Vishay's intended tender offer at that price.

        Accordingly, the Board recommends that you vote AGAINST Proposals Nos. 4, 5 and 6. Your WHITE proxy will be voted against Proposals Nos. 4, 5 and 6 unless you otherwise specify in the proxy.

 STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

        The 2008 annual meeting of stockholders is presently expected to be held in early 2009.

        Rule 14a-8 under the Exchange Act contains eligibility requirements that must be satisfied for a stockholder to submit a proposal for inclusion in a company's proxy statement. Any stockholder proposal intended to be presented for consideration at the 2008 annual meeting and to be included in our proxy statement for that meeting must be received by the Secretary of the Company at the Company's office at 101 North Sepulveda, El Segundo, California 90245 a reasonable time before the Company begins to print and mail the proxy statement for the 2008 annual meeting. Stockholder proposals must comply with SEC requirements in Proxy Rule 14a-8. Upon the determination of the date of the 2008 annual meeting, the Company will disclose the date by press release and in the earliest practicable Quarterly Report on Form 10-Q.

        The Bylaws of the Company also establish advance notice procedures for eligible stockholders to propose business to be transacted at an annual meeting. Under the Company's Bylaws, a stockholder who wishes to submit proposals for business for the 2008 annual meeting must ensure that the same are delivered to or mailed and received at the principal executive office of the Company not less than 30 days and no more than 90 days prior to the 2008 annual meeting; provided that, if the Company has given less than 40 days' notice of the date of the 2008 annual meeting, proposals for business will be timely if received by the Company no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. The notice must be addressed to the Secretary of the Company and must include certain specific information required by the Company's ByLaws.

 ANNUAL REPORT ON FORM 10-K

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Pricewaterhouse Coopers LLP, the Company's independent registered public accounting firm.

        The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended June 30, 2008 upon the written request of any beneficial owner of the Company's securities as of the Record Date. Such request should be addressed to the Secretary of the Company, at 101 North Sepulveda Boulevard, El Segundo, California 90245. Exhibits are available at no charge on the SEC's website, www.sec.gov.

STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED WHITE PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
INTERNATIONAL RECTIFIER CORPORATION

Timothy E. Bixler, Secretary

September 26, 2008
El Segundo, California

 Appendix I

INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY'S
SOLICITATION OF PROXIES

        Under the rules of the SEC, the Company, its directors, director nominees and certain of its officers and employees are considered "participants" in the solicitation of proxies by the Board in connection with the Meeting. Each of participants in the solicitation is listed below, together with (i) his or her present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the person's employment is carried on, and (ii) the amount of common stock, stock options and restricted stock units of the Company that the participant owns beneficially, directly or indirectly, as of September 5, 2008. None of the participants owns securities of the Company of record but not beneficially. The business address for each participant is International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, California 90245.

Name	Principal Occupation and Company or Organization	Beneficial Ownership of Common Stock*		Beneficial Ownership of Stock Options	Beneficial Ownership of RSUs
Richard J. Dahl	Chairman of the Board of International Rectifier Corporation	0		50,000	0
Oleg Khaykin	Director, President and Chief Executive Officer of International Rectifier Corporation	0		750,000	250,000
Robert S. Attiyeh	Principal of Beacon Hill Properties LLC and Yarlung LLC	59,501	(1)	62,000	0
Mary Cranston	The firm Senior Partner and Chair Emeritus of Pillsbury Winthrop Shaw Pittman LLP 50 Fremont Street San Francisco, CA 94105-2228	0		20,000	0
Thomas Lacey	Director of International Rectifier Corporation	0		20,000	0
Dr. James D. Plummer	Dean of the School of Engineering and the John M. Fluke Professor of Electrical Engineering at Stanford University Terman Engineering Center 380 Panama Mall Stanford, CA 94305-4027	53,501	(1)	47,000	0
Dr. Jack O. Vance	Managing Director of Management Research, Inc.	155,401	(1)	47,000	0
Dr. Rochus E. Vogt	R. Stanton Avery Distinguished Service Professor and Professor of Physics, Emeritus, at California Institute of Technology 1200 East California Boulevard Pasadena, CA 91125	106,501	(1)	47,000	0
Donald R. Dancer	Executive Vice President and Chief Administrative Officer of International Rectifier	158,001	(1)	184,250	0
Peter Knepper	Chief Financial Officer (Acting) of International Rectifier	0		0	0

Michael Barrow	Chief Operations Officer of International Rectifier Corporation	0		75,000	25,000
Timothy Bixler	Vice President, General Counsel and Secretary of International Rectifier Corporation	0		30,000	15,000
Portia Switzer	Vice President, Investor Relations, of International Rectifier Corporation	10,589	(1)	15,300	0
Christopher Toth	Director, Investor Relations, of International Rectifier Corporation	0		2,500	0

(1)
Shares listed include shares subject to stock options exercisable within 60 days following September 5, 2008: Attiyeh (56,501); Plummer (41,501); Vance (41,501); Vogt (41,501); Dancer (152,585); and Switzer (10,468).

Information Regarding Transactions in our Securities by Participants

        The following table sets forth all purchases and sales of securities of the Company by the participants within the past two years. Unless otherwise indicated, none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Number of Securities Acquired (Disposed of)	Description of Transaction and Security
Richard J. Dahl	8/6/2008	50,000	Grant of Non-Qualified Stock Options
Oleg Khaykin	8/6/2008	750,000	Grant of Non-Qualified Stock Options
	8/6/2008	250,000	Grant of Restricted Stock Units
Robert S. Attiyeh	4/3/2007	5,500	Grant of Non-Qualified Stock Options
Mary Cranston	8/6/2008	20,000	Grant of Non-Qualified Stock Options
Thomas Lacey	8/6/2008	20,000	Grant of Non-Qualified Stock Options
Dr. James D. Plummer	4/3/2007	5,500	Grant of Non-Qualified Stock Options
	12/24/2007	5,000	Disposition of Non-Qualified Stock Options by Exercise
	12/24/2007	5,000	Acquisition of shares of Common Stock Upon Exercise of Stock Options

Dr. Jack O. Vance	4/3/2007	5,500	Grant of Non-Qualified Stock Options
	12/18/2007	5,000	Disposition of Non-Qualified Stock Options by Exercise
	12/18/2007	5,000	Acquisition of shares of Common Stock Upon Exercise of Stock Options
Dr. Rochus E. Vogt	4/3/2007	5,500	Grant of Non-Qualified Stock Options
	12/11/2007	5,000	Disposition of Non-Qualified Stock Options by Exercise
	12/11/2007	5,000	Acquisition of shares of Common Stock Upon Exercise of Stock Options

Donald R. Dancer	1/12/2007	1,000	Disposition of Non-Qualified Stock Options by Exercise
	1/12/2007	1,000	Acquisition of shares of Common Stock Upon Exercise of Stock Options
	1/12/2007	1,000	Sale of shares of Common Stock
	1/16/2007	500	Disposition of Non-Qualified Stock Options by Exercise
	1/16/2007	500	Acquisition of shares of Common Stock Upon Exercise of Stock Options
	1/16/2007	500	Sale of shares of Common Stock
	1/26/2007	500	Disposition of Non-Qualified Stock Options by Exercise
	1/26/2007	500	Acquisition of shares of Common Stock Upon Exercise of Stock Options
	1/26/2007	500	Sale of shares of Common Stock
	1/29/2007	1,000	Disposition of Non-Qualified Stock Options by Exercise
	1/29/2007	1,000	Acquisition of shares of Common Stock Upon Exercise of Stock Options
	1/29/2007	1,000	Sale of shares of Common Stock
	2/12/2007	1,000	Disposition of Non-Qualified Stock Options by Exercise
	2/12/2007	1,000	Acquisition of shares of Common Stock Upon Exercise of Stock Options
	2/12/2007	1,000	Sale of shares of Common Stock
	2/26/2007	1,750	Disposition of Non-Qualified Stock Options by Exercise
	2/26/2007	1,750	Acquisition of shares of Common Stock Upon Exercise of Stock Options
	2/26/2007	1,750	Sale of shares of Common Stock
	4/3/2007	20,000	Grant of Non-Qualified Stock Option
	8/1/2008	333	Vesting of Restricted Stock Unit
	9/2/2008	333	Vesting of Restricted Stock Award

Michael Barrow	8/6/2008	75,000	Grant of Non-Qualified Stock Options
	8/6/2008	25,000	Grant of Restricted Stock Units
Timothy Bixler	8/6/2008	30,000	Grant of Non-Qualified Stock Options
	8/6/2008	15,000	Grant of Restricted Stock Units

Miscellaneous Information Regarding Participants

        Except as disclosed in this Appendix I or otherwise in the Proxy Statement, to the knowledge of the Company, neither the Company nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting.

        Except as disclosed in this Appendix I or otherwise in the Proxy Statement, to the best of our knowledge, none of the participants (i) beneficially owns, directly or indirectly, any shares or other securities of the Company or any of its subsidiaries or (ii) has purchased or sold any of such securities within the past two years.

        Except as disclosed in this Appendix I or otherwise in the Proxy Statement, to the knowledge of the Company, neither the Company nor any of the participants is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option agreements, put or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

        Except as disclosed in this Appendix I or otherwise in the Proxy Statement, to the knowledge of the participants, none of their associates beneficially owns, directly or indirectly, any securities of the Company.

        Except as disclosed in this Appendix I or otherwise in the Proxy Statement, to the knowledge of the Company, none of the Company, the participants or any of their associates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

        Except as disclosed in this Appendix I or otherwise in the Proxy Statement, to the best of our knowledge, none of the Company, any of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

        No participant has been convicted during the past ten years in a criminal proceeding (excluding traffic violations or similar misdemeanors).

 YOUR VOTE IS IMPORTANT

        Your vote is important. No matter how many shares of Common Stock you own, please support your Board and its nominees in the election of directors by voting the WHITE Proxy today.

        PLEASE USE THE ENCLOSED WHITE PROXY TO VOTE TODAY—BY TELEPHONE, BY INTERNET, OR BY SIGNING, DATING AND RETURNING THE WHITE PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

        If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, only such entity can vote such shares and only upon receipt of your specific instructions. Please follow the directions provided by your bank, broker, nominees or other institution to provide your voting instructions to such entity, or contact the person responsible for your account and instruct that person to execute the WHITE Proxy representing your shares.

        PLEASE DO NOT RETURN ANY PROXY SUPPLIED TO YOU BY VISHAY INTERTECHNOLOGY, INC. AS IT WILL REVOKE ANY PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS!

        If you have any questions or need assistance voting your shares, please contact the Board's proxy solicitor:

D. F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005

1-888-605-1957 (toll-free), or
1-212-269-5550 (call collect)

TICKET OF ADMISSION If you plan to attend the meeting in person, please bring the upper portion of this ticket with you, along with proper photo id.

VOTE BY INTERNET	WWW.CESVOTE.COM

Use the Internet to submit your proxy until 6:00 a.m. PDT on the morning of the Annual Meeting, October 10, 2008. Have your proxy card in hand when you access the website listed above and follow the instructions provided.

VOTE BY TELEPHONE	1-888-693-8683

Use any touch-tone telephone to submit your proxy until 6:00 a.m. PDT on the morning of the Annual Meeting, October 10, 2008. Have your proxy card in hand when you call and follow the instructions provided.

VOTE BY MAIL
Please mark, sign, date and promptly mail your proxy card using the postage-paid envelope provided or return your proxy card to: International Rectifier Corporation c/o Corporate Election Services, PO Box 3230, Pittsburgh PA 15230 to ensure that your vote is received prior to the Annual Meeting on October 10, 2008.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and submit your proxy: www.cesvote.com	Vote by Mail Sign and return your proxy in the postage-paid envelope provided.

Control Number >

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,
v    MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE.    v

INTERNATIONAL RECTIFIER CORPORATION	WHITE PROXY

Proxy Solicited on Behalf of the Board of Directors of the Company for 2007 Annual Meeting of Stockholders October 10, 2008

The undersigned hereby constitutes and appoints Oleg Khaykin and Tim Bixler, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the 2007 Annual Meeting of Stockholders of International Rectifier Corporation to be held at the Marriott Hotel located at 1400 Parkview Avenue, Manhattan Beach, California, at 10:00 a.m. (California time) on the 10th day of October, 2008 and at any adjournment thereof, on all matters coming before said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AGAINST PROPOSAL 3 AND AGAINST PROPOSALS 4, 5 AND 6. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

IN THEIR DISCRETION, THE PROXIES NAMED ABOVE ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

☐ Please check here if you plan to attend this meeting.

Stockholder Sign Here	Date	, 2008

Stockholder (Joint Owner) Sign Here	Date	, 2008

Please sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee, guardian or custodian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 INTERNATIONAL RECTIFIER CORPORATION
SUBMIT YOUR PROXY VIA THE INTERNET OR BY TELEPHONE

Dear Stockholder:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

International Rectifier Corporation encourages you to submit your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you submit your proxy by Internet or telephone, you do NOT need to mail your proxy card.

  •
  To submit your proxy electronically via the Internet, go to the Website: http://www.cesvote.com and follow the prompts. You must use the control number printed in the box by the arrow on the reverse side of this card.

  •
  To submit your proxy by telephone, use a touch-tone telephone and call 1-888-693-8683. You must use the control number printed in the box by the arrow on the reverse side of this card.

If you have any questions or need assistance in voting, please call D. F. King & Co., Inc., which is assisting International Rectifier Corporation, toll-free at 1-888-605-1957.

Thank you for your prompt attention to this request.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,
v    MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE.    v

INTERNATIONAL RECTIFIER CORPORATION	WHITE PROXY

THE BOARD OF DIRECTORS OF INTERNATIONAL RECTIFIER CORPORATION RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSALS 1 AND 2

1.
Election of Directors

          Nominees:    (1) Jack O. Vance        (2) Thomas Lacey        (3) Mary B. Cranston

      ☐ For All                        ☐ Withhold All                        ☐ For All Except

    To withhold authority to vote for any nominee, mark "For All Except" and write the nominee's name on the line below.

2.
Ratification of PricewaterhouseCoopers LLP as an independent registered public accounting firm of the Company to serve for fiscal year 2008.

      ☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

THE BOARD OF DIRECTORS OF INTERNATIONAL RECTIFIER CORPORATION RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL 3 AND AGAINST PROPOSALS 4, 5 AND 6.

3.
Stockholder proposal regarding compensation recoupment policy.

      ☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

4.
Vishay Intertechnology, Inc. proposal to amend By-laws to require 2008 Annual Meeting be held no later than December 21, 2008.

      ☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

5.
Vishay Intertechnology, Inc. proposal to amend By-laws to provide for majority stockholder vote to adjourn stockholders meeting.

      ☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

6.
Vishay Intertechnology, Inc. proposal to amend By-laws to repeal amendments to the By-laws made after February 29, 2008.

      ☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

(Continued, and please sign on reverse side.)

QuickLinks

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS To Be Held October 10, 2008
PROXY STATEMENT
QUESTIONS AND ANSWERS
GENERAL INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
FISCAL YEAR 2007
FISCAL YEAR 2008
COMPENSATION DISCUSSION AND ANALYSIS FISCAL YEAR 2007 AND FISCAL YEAR 2008
Compensation Committee Actions After Fiscal Year 2008
Section 162(m) Policy
COMPENSATION COMMITTEE REPORT(1)
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SUMMARY COMPENSATION TABLE—FISCAL YEAR 2007
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2007
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED JUNE 30, 2007
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2007
NON-QUALIFIED DEFERRED COMPENSATION PLAN TABLE—FISCAL YEAR 2007
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL—FISCAL YEAR 2007
Estimated Severance and Change in Control Benefits—Fiscal Year 2007
SUMMARY COMPENSATION TABLE—FISCAL YEAR 2008
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2008
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED JUNE 29, 2008
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2008
NON-QUALIFIED DEFERRED COMPENSATION PLAN TABLE—FISCAL YEAR 2008
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL—FISCAL YEAR 2008
REPORT OF THE AUDIT COMMITTEE
RELATED PARTY TRANSACTION POLICY
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT AUDITOR FEES
PROPOSAL NO. 3
Proposal
SUPPORTING STATEMENT
THE COMPANY'S STATEMENT ON PROPOSAL NO. 3
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K
  Appendix I
INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY'S SOLICITATION OF PROXIES
YOUR VOTE IS IMPORTANT
INTERNATIONAL RECTIFIER CORPORATION SUBMIT YOUR PROXY VIA THE INTERNET OR BY TELEPHONE